EXHIBIT 10.11

Dated 5 April 2022

Amendment and Restatement Agreement

in respect of the Original Bond Agreement

by

Renalytix plc

with

CVI Investments, Inc.

as Initial Bondholder

White & Case LLP

5 Old Broad Street

London EC2N 1DW

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Table of Contents

1. Definitions and Interpretation 2

2. Amendment and Restatement 2

3. Further Assurance 3

4. Notices 3

5. Severability 3

6. Counterparts 3

7. Contracts (Rights of Third Parties) Act 1999 3

8. Governing Law and Jurisdiction 3

ANNEX 1 - Form of Amended and Restated Bond Agreement 7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

This Agreement is made on 5 April 2022

Between:

(1) RENALYTIX PLC, a company incorporated as a public limited company under the laws of England (the “Company” or the “Issuer”); and

(2) CVI INVESTMENTS INC., a Cayman Islands exempted company (the “Initial Bondholder”),

(each a “Party” and together the “Parties”).

Whereas:

(A) The Company and the Initial Bondholder entered into a bond agreement dated 31 March 2022 (the “Original Bond Agreement”).

(B) The Parties are entering into this Agreement in order to amend and restate the Bond Agreement.

It is agreed as follows:

1.
Definitions and Interpretation
1.1
Definitions

In this Agreement, the term:

“Amended and Restated Bond Agreement” means the Original Bond Agreement as amended and restated by this Agreement in the form set out in Annex 1 (Form of Amended and Restated Bond Agreement).

“Original Bond Agreement” has the meaning given to it in Recital (A).

Terms defined in the Amended and Restated Bond Agreement shall have the same meaning herein, unless otherwise defined herein or the context otherwise requires.

1.2
Construction

The principles of construction set out in clause 1.2 (Construction) of the Amended and Restated Bond Agreement shall have effect as if set out in this Agreement, mutatis mutandis.

2.
Amendment and Restatement

With effect at and from the date of this Agreement, each of the Parties hereto consents and agrees that the Original Bond Agreement will be amended and restated in its entirety so that it reads and is construed for all purposes as set out in Annex 1 (Form of Amended and Restated Bond Agreement). Save as amended by this Agreement, the provisions of the Original Bond Agreement, the obligations of the parties and all the rights of the Company and the Initial Bondholder thereunder shall continue in full force and effect and this Agreement and the Amended and Restated Bond Agreement shall be read and construed as one instrument.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

3.
Further Assurance

Each Party shall promptly, at the request of the other Party (acting reasonably) and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

4.
Notices

The provisions of clause 13 (Notices) of the Original Bond Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references therein to “this Agreement” were references to this Agreement.

5.
Severability

If any provision in or obligation under this Agreement is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, that will not affect or impair (i) the validity, legality or enforceability under the law of that jurisdiction of any other provision in or obligation under this Agreement, and (ii) the validity, legality or enforceability under the law of any other jurisdiction of that or any other provision in or obligation under this Agreement.

6.
Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

7.
Contracts (Rights of Third Parties) Act 1999

A Person who is not a Party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third Party which exists or is available apart from that Act.

8.
Governing Law and Jurisdiction

This Agreement and any non-contractual obligations arising out of or in connection with it, shall be governed by, and construed in accordance with, English law. The provisions of clause 21.2 (Jurisdiction) of the Original Bond Agreement shall apply to this Agreement as if the same were repeated in full herein, mutatis mutandis.

3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

This Agreement has been entered into on the date stated at the beginning.

RENALYTIX PLC

as Company
By: /s/ James McCullough
Name: James McCullough
Title: CEO

(Signature Page to the Amendment and Restatement Agreement)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CVI INVESTMENTS, INC.

as Initial Bondholder acting by Heights Capital Management, Inc., its authorised agent
By: /s/ Martin Kobinger
Name: Martin Kobinger
Title: President

(Signature Page to the Amendment and Restatement Agreement)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ANNEX 1 - Form of Amended and Restated Bond Agreement

[Begins on the following page]

7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amended and Restated Bond Agreement

in respect of the commitment to purchase and the issuance of
U.S.$21,200,000 Amortising Senior Convertible Bonds due 2027

by

Renalytix plc

with

CVI Investments, Inc.

as Initial Bondholder

White & Case LLP

5 Old Broad Street

London EC2N 1DW

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Table of Contents

Page

1. Definitions and Interpretation 1

2. The Bonds 5

3. Issue and Subscription 6

4. Completion and Settlement 6

5. Register and Title 8

6. Indemnity 10

7. Costs and Expenses 12

8. Representations of the Company 12

9. Representations of the Initial Bondholder 21

10. Undertakings by the Company 23

11. Transfers of Rights and Obligations 24

12. Undertaking of Bondholders 25

13. Notices 26

14. Confidential Information 28

15. Payments 29

16. Severability 29

17. Remedies and Waivers 29

18. Amendments and Waivers 29

19. Counterparts 30

20. Contracts (Rights of Third Parties) Act 1999 30

21. Governing Law and Jurisdiction 30

Schedule 1 Subscription Allocation 31

Schedule 2 Conditions Precedent 32

Schedule 3 Form of Bond Certificate 33

Schedule 4 Terms and Conditions of the Bonds 34

Schedule 5 Form of Transfer and Accession Deed 103

Schedule 6 Form of Register 105

Schedule 7 Regulations Concerning Transfers and Registration of the Bonds 106

(i)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

This Agreement was made on 31 March 2022 and is amended and restated on 5 April 2022

Between:

(1) RENALYTIX PLC, a company incorporated as a public limited company under the laws of England (the “Company” or the “Issuer”); and

(2) CVI INVESTMENTS INC., a Cayman Islands exempted company (the “Initial Bondholder”),

(each a “Party” and together the “Parties”).

Whereas:

(A) The Company has authorised the creation and issue of U.S.$21,200,000 amortising senior convertible bonds due 2027 (the “Bonds”) to be constituted by this Agreement and subject to the Conditions (as defined below).

(B) Subject to the provisions of the Conditions, the Bonds will be convertible into American Depositary Shares (“ADSs”) each as at the Closing Date representing two ordinary shares of £0.0025 each in the share capital of the Company (the “Ordinary Shares”) at an initial conversion price of U.S.$8.70 per ADS (being the sum of a reference price of U.S.$7.25 per ADS plus a 20 per cent. conversion premium), subject to adjustment in accordance with the Conditions.

(C) Prior to or substantially concurrently with the issue of the Bonds, the Company shall offer and sell pursuant to a private sale between the Company and prospective investors: ADSs representing newly issued Ordinary Shares, newly issued Ordinary Shares or a combination of such ADSs and newly issued Ordinary Shares; (the “Equity Raise Securities” and which such expression shall include any underlying securities represented by any such ADS), with the issue and placing price of such ADSs being not less than U.S.$6.00 (and the issue and placing price of any such Ordinary Shares (if any) corresponding to the same price) and resulting in no less than U.S.$7,000,000 in gross proceeds for the Company (the “Equity Raise”).

(D) The Parties hereto wish to record the arrangements agreed between them in relation to the commitment to purchase the Bonds by the Initial Bondholder and the issue of the Bonds by the Company.

It is agreed as follows:

1.
Definitions and Interpretation
1.1.
Definitions

In this Agreement, the following terms shall have the following meanings (and terms used and not defined in the Recitals above or in this Clause 1.1, and which are defined in the Conditions, shall have the meanings given in the Conditions):

“ADSs” has the meaning given to it in Recital (B).

“affiliate” has the meaning given to it in Rule 501(b) of Regulation D under the Securities Act.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Anti-Bribery and Anti-Corruption Laws” has the meaning given in Clause 8(u) (Representations of the Company).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Bond Certificates” means a Bond certificate in or in substantially the form set out in Schedule 3 (Form of Bond Certificate) including any replacement Bond Certificate issued pursuant to Clause 5.6 (Replacement of Bonds).

“Bond Documents” means this Agreement (including the Conditions), the Calculation Agency Agreement and each Bond Certificate.

“Bondholder” means in respect of a Bond, the person in whose name such Bond is for the time being registered in the Register, being, at the Closing Date, the Initial Bondholder.

“Bonds” has the meaning given to it in Recital (A).

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London and New York.

“Calculation Agency Agreement” means the calculation agency agreement to be entered into not later than the Closing Date between the Company and the Calculation Agent.

“Calculation Agent” means Conv-Ex Advisors Limited.

“Closing” means the closing of the issue of the Bonds to the Initial Bondholder.

“Closing Date” means the date falling on the fourth Business Day after the occurrence of the Pricing Date, except if the receipt of the monies specified in Clause 4.2(b) (Closing Procedure) by the Company shall not occur on such date, in which case it shall be the date falling on the fifth Business Day after the occurrence of the Pricing Date, or such other date as may be agreed in writing between the Parties, in their absolute discretion.

“Conditions” means the terms and conditions of the Bonds in Schedule 4 (Terms and Conditions of the Bonds) hereto.

“Confidential Information” has the meaning given in Clause 14.1 (Confidentiality).

“Conversion Notice” means a notice (which shall be irrevocable) delivered by (and signed by an authorised signatory of) a Bondholder to the Company, stating the Bondholder is electing to exercise its Conversion Rights (as defined in the Conditions) with respect to certain Bonds, and specifying:

(a)
the relevant principal amount of Bonds (and related Bond Certificate number) the subject of such exercise;
(b)
confirming the relevant Payment Details (as defined in the Conditions) for the delivery of ADSs and US Dollar bank account details for the payment of cash, in relation to such exercise of Conversion Rights;
(c)
confirming the Bonds which are the subject of such notice are free from all liens, charges and encumbrances or any other third party rights; and
(d)
confirming any third party nominee to whose account the ADSs are to be delivered, if applicable, have consented to the same.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Default” means an Event of Default or any event or circumstance specified in Condition 10 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Bond Documents or any combination of any of the foregoing) be an Event of Default.

“Equity Raise” has the meaning given to it in Recital (C).

“Equity Raise Securities” has the meaning given to it in Recital (C).

“EUWA” means the European Union (Withdrawal) Act 2018.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Existing Holder” has the meaning given to it in Clause 11.2 (Permitted Transfers).

“FSMA” means the Financial Services and Markets Act 2000.

“Governmental Authority” means the government of any nation, or of any political subdivision thereof, whether state, regional or local, and any agency, authority, branch, department, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government or any subdivision thereof (including any supra-national bodies).

“Group” means the Company and its consolidated Subsidiaries from time to time taken as a whole and references to a member of the Group means any of the Company or any of its consolidated Subsidiaries from time to time.

“IFRS” means International Financial Reporting Standards issued by the International Accounting Standards Board (IASB) and interpretations issued by the International Reporting Interpretations Committee of the IASB (as amended, supplemented or re-issued from time to time).

“Indemnified Person” has the meaning given to it in Clause 6.1 (Indemnity).

“Initial Bondholder’s Solicitors” means White & Case LLP, a limited liability partnership organised and existing under the laws of England with its registered office at 5 Old Broad Street, London EC2N 1DW, United Kingdom.

“Intellectual Property Rights” means, collectively, trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property.

“Issue Price” means, in respect of the Initial Bondholder, [***] of the principal amount of Bonds to be subscribed by such Initial Bondholder.

“Licences” has the meaning given to it in Clause 8(l) (Representations of the Company).

“Longstop Time” means 10:00 a.m. London time on 7 April 2022, or any later date, if so agreed in writing between the Parties, in their absolute discretion.

“Material Adverse Effect” means, (a) (solely in respect of the period commencing from the date hereof up to the time of pricing on the Pricing Date) with respect to the Company and each member of the Group: (i) it is in breach of the terms of, or in default under, any instrument, agreement or order to which it is a party or by which it or its property is bound or an event has occurred which with the giving of notice or lapse of time or other condition would constitute a default under any such instrument, agreement or order, except for any

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

such breach or default which either individually or in the aggregate would not reasonably be expected to be material in the context of the issue and offering of the Bonds; or (ii) it is engaged (whether as defendant or otherwise) in, or the Company has knowledge of the existence of, or any threat of, any legal, arbitration, administrative, governmental or other proceedings an adverse result of which would reasonably be expected to be material in the context of the issue and offering of the Bonds, or (iii) it has taken any action or any steps have been taken or legal proceedings commenced for the winding up or dissolution of the Company or any member of the Group, or (b) any adverse change or any development or event, in each case when compared to the position which had been publicly disclosed by the Company immediately prior to this Agreement, which could be reasonably expected to, individually or in aggregate, result in a change which is materially adverse to the condition (financial or otherwise), prospects, business, results of operations, or properties of the Group as a whole or (c) any development of which the Company is, or might reasonably be expected to be, aware that could be reasonably expected to materially adversely affect the ability of the Company to perform its obligations under the Bond Documents or the Bonds.

“Money Laundering Laws” has the meaning given in Clause 8(w) (Representations of the Company).

“Ordinary Shares” has the meaning given to it in Recital (B).

“Pricing Date” means the date on which the purchase price of the Equity Raise Securities in the Equity Raise is announced by the Company, which shall not occur later than the Longstop Time.

“Prohibited Payment” has the meaning given in Clause 8(u) (Representations of the Company).

“Public Statements” means any information in any press release or announcement by or on behalf of the Company or any member of the Group, whether such information was required to be made public by applicable law and regulation (including, but not limited to, all filings required by the relevant Stock Exchange and/or English law) or otherwise, on or after 30 June 2021.

“Register” means the register of Bonds maintained by the Company in or substantially in the form set out in Schedule 6 (Form of Register).

“Regulation S” means Regulation S under the Securities Act.

“Related Parties” has the meaning given to it in Clause 6.1 (Indemnity).

“Sanctions” means any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of Treasury, the U.S. State Department, any other agency of the U.S. government, the United Nations, the European Union or the United Kingdom.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Stock Exchange” means, in the case of ADSs in issue or to be issued by the Company, the Nasdaq Global Market, and in the case of Ordinary Shares of the Company, the AIM market operated by the London Stock Exchange plc, in each case as the context may require.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Subsidiary” means a subsidiary undertaking within the meaning of section 1162 of the Companies Act 2006 as if the words “is a member of the undertaking and” had been deleted from subsections 1162(2)(b) and (d).

“Term Sheet” means the term sheet in respect of the Bonds dated 27 March 2022 between the Company and the Initial Bondholder.

“Transfer and Accession Deed” means a deed substantially in the form set out in Schedule 5 (Form of Transfer and Accession Deed) or any other form agreed between the Issuer, the relevant Existing Holder and the New Holder.

“£” and “Sterling” means the lawful currency of the United Kingdom.

“U.S. Dollars” or “U.S.$” means the lawful currency of the United States of America.

1.2.
Construction
(a)
Unless a contrary indication appears, any reference in this Agreement to:
(i)
the “Initial Bondholder”, any “Bondholder” or any “Party” shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Bond Documents;
(ii)
“assets” includes present and future properties, revenues and rights of every description;
(iii)
a “Bond Document” or any other agreement or instrument is a reference to that Bond Document or other agreement or instrument as amended, novated, supplemented, extended or restated;
(iv)
a “Person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);
(v)
a “regulation” includes any regulation, rule, official directive, or official guidance of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other Governmental Authority;
(vi)
a provision of law is a reference to that provision as amended or re-enacted from time to time; and
(vii)
a time of day is a reference to London time.
(b)
Time shall be of the essence in this Agreement.
(c)
Headings and the table of contents are for ease of reference only and shall not affect the construction of this Agreement.
(d)
Any reference in this Agreement to a Clause or a Schedule is, unless otherwise stated, to a Clause or a Schedule hereof. The Schedules form an integral part of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

2.
The Bonds
2.1.
Constitution of the Bonds

On and from the Closing Date, the Company constitutes the Bonds and covenants in favour of each Bondholder that it will duly perform and comply with the obligations expressed to be undertaken by it in this Agreement, in each Bond Certificate and in the Conditions (and for this purpose any reference in the Conditions to any obligation or payment under or in respect of the Bonds shall be construed to include a reference to any obligation or payment under or pursuant to this provision).

2.2.
Benefit

This Agreement shall enure to the benefit of each Bondholder and each of their (and any subsequent) successors and assigns, each of which shall be entitled severally to enforce this Agreement against the Company.

3.
Issue and Subscription
3.1.
Undertaking to Issue

With effect from the date of this Agreement, and subject to:

(a)
the occurrence of the Pricing Date; and
(b)
the ADSs and Ordinary Shares being issued in accordance with the terms of the Equity Raise (and the relevant subscription monies being received by the Company in connection therewith) prior to or on the Closing Date, the Company undertakes to the Initial Bondholder that, subject to and in accordance with the terms and conditions of this Agreement, the Company will: (x) issue Bonds in the principal amount specified opposite the Initial Bondholder’s name in Schedule 1 (Subscription Allocation) on the Closing Date, in accordance with the provisions of this Agreement, and (y) execute the Calculation Agency Agreement, the Bond Certificate in respect of the Initial Bondholder and such other documents necessary for the issuance of the Bonds and the consummation of the transaction contemplated hereby.

3.2.
Undertaking to Subscribe

With effect from the date of this Agreement, subject to:

(a)
the occurrence of the Pricing Date; and
(b)
the ADSs and Ordinary Shares being issued in accordance with the terms of the Equity Raise (and the relevant subscription monies being received by the Company in connection therewith) prior to or on the Closing Date, the Initial Bondholder undertakes to the Company that, subject to and in accordance with the terms and conditions of this Agreement, it will subscribe for Bonds in the principal amount specified opposite the Initial Bondholder’s name in Schedule 1 (Subscription Allocation) on the Closing Date at the Issue Price (less the Initial Bondholder’s permitted expenses pursuant to the Term Sheet).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

4.
Completion and Settlement
4.1.
Conditions Precedent to Closing
(a)
The Initial Bondholder will only be obliged to subscribe for Bonds if:
(i)
within a reasonable time prior to the Closing, the Initial Bondholder has received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance reasonably satisfactory to it (in its absolute discretion);
(ii)
on each of the date hereof and on the Closing Date (A) the representations and warranties of the Company in this Agreement being true, accurate and correct at, and as if made on, such date, (B) the Company having performed all of its obligations under this Agreement to be performed on or before such date and on the Closing Date, and (C) there being no material breach of any of the obligations of the Company under this Agreement;
(iii)
on the Closing Date, no Default is continuing or would result from the issue of the Bonds;
(iv)
there has been no Material Adverse Effect;
(v)
in the Initial Bondholder’s good faith opinion, since the date of this
Agreement there has been no adverse change in the financial markets in the United Kingdom, the United States, the Cayman Islands, the European Economic Area or the international financial markets, any outbreak of hostilities or escalation thereof, any act of terrorism or war or any declaration of emergency or martial law or other calamity or crisis (including without limitation, a material escalation in any pandemic on or after the date of this Agreement) nor any change or development involving a prospective change in national or international political, financial or economic conditions, currency exchange rates or exchange controls, whether or not foreseeable at the date of this Agreement, which would reasonably be considered material in the context of the issue of the Bonds and the purchase thereof by the Initial Bondholder;
(vi)
prior to the Closing, the Company has received gross proceeds of at least U.S.$7,000,000 in respect of the Equity Raise; and
(vii)
on or prior to the Closing, the Initial Bondholder’s Solicitors have received the documents listed in Clause 4.2(a)(ii) to be held in escrow pending
Closing.
(b)
The Initial Bondholder shall notify the Company promptly upon receipt of all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to it.
(c)
The Initial Bondholder may, in its absolute discretion and upon such terms as it thinks fit, waive compliance with the whole or any part of this Clause 4.1 (Conditions Precedent to Closing).
(d)
If, on the Closing Date, any of the conditions precedent referenced in Clause 4.1(a) have not been satisfied, nor waived as provided in Clause 4.1(c), then the Initial

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Bondholder shall, at its election, be relieved of all its obligations under Clause 3.2 (Undertaking to Subscribe) to subscribe for the Bonds under this Agreement.
(e)
An election by the Initial Bondholder under Clause 4.1(d) above shall not operate as a waiver of any rights the Initial Bondholder may have by reason of such failure or such non-fulfilment.
4.2.
Closing Procedure
(a)
By no later than the Closing Date:
(i)
subject to receipt of payment instructions of the Initial Bondholder in accordance with Clause 4.2(b) below, the Company shall make (or shall procure the making of) the appropriate entry in the Register showing the Initial Bondholder as the registered owner of the principal amount of Bonds set out against its name in Schedule 1 (Subscription Allocation);
(ii)
the Company shall issue and deliver to the Initial Bondholder’s Solicitors:
(A)
the initial Bond Certificate dated the Closing Date; and
(B)
a certified excerpt of the Register updated to reflect the entry referred to in paragraph (i) above,

such documents to be held in escrow to the Company’s order until such time as they are deemed to be released pursuant to Clause 4.2(d) below.

(b)
At Closing, and subject to Clauses 4.2(c) and 4.2(d), the Company will deliver to the Initial Bondholder the Bonds to be subscribed for by the Initial Bondholder in the form of the documents specified in Clause 4.2(a)(ii) above, against payment by the Initial Bondholder to the Company or its order in immediately available funds of the subscription monies (net of the Initial Bondholder’s permitted expenses pursuant to the Term Sheet) to the following account of the Company:

Account Name: Renalytix plc

Sort Code: 40-12-76

Account Number: 83922779

IBAN: GB75HBUK40127683922779

SWIFTBIC: HBUKGB4B

or such account of the Company as the Company designates to the Initial Bondholder in writing at least three Business Days prior to the Closing Date.

(c)
On the Closing Date, and following confirmation of receipt from the Initial Bondholder’s Solicitors of the documents specified in Clause 4.2(a)(ii), the Initial Bondholder shall pay or procure the payment of its subscription monies (net of the Initial Bondholder’s permitted expenses pursuant to the Term Sheet) in accordance with Clause 4.2(b) in immediately available funds and shall notify the Company thereof and provide evidence or a receipt of such payment transfer.
(d)
Upon receipt of the net subscription monies specified in Clause 4.2(b), the documents referred to in Clause 4.2(a)(ii) above shall be deemed to be released by the Company to or to the order of the Initial Bondholder. The Company shall promptly on the Closing

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Date furnish a written confirmation to the Initial Bondholder of its receipt of the net subscription monies.
5.
Register and Title
5.1.
Registration of Bonds
(a)
The Company shall maintain a Register in respect of the Bonds in accordance with the regulations in Schedule 7 (Regulations Concerning Transfers and Registration of the Bonds).
(b)
A Bond Certificate will be issued to each Bondholder in respect of its registered holding.
(c)
Each Bond Certificate will be numbered serially with an identifying number which will be recorded in the Register by the Company.
5.2.
Title
(a)
Each Bondholder registered in the Register shall (except as otherwise required by law or as ordered by a court of competent jurisdiction) be treated as the absolute owner of such Bond for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any other interest in such Bond, any writing on the Bond Certificate relating to such Bonds (other than a duly executed transfer thereof) or any notice of any previous loss or theft of such Bond Certificate) and no person shall be liable for so treating such Bondholder.
(b)
The Company shall promptly on demand by any Bondholder (and in any event by no later than five Business Days after demand) send to such Bondholder a complete and correct copy of the Register.
5.3.
Registration and Delivery of Bond Certificates
(a)
Promptly following the surrender of a Bond Certificate subject to and in accordance with Clause 11 (Transfer of Rights and Obligations), the Company will register the transfer in question and deliver, at the Company’s expense (except as provided below), a new Bond Certificate of a like principal amount to the Bonds transferred to each New Holder to the address specified for the purpose by such New Holder and, if applicable, a new Bond Certificate to the Existing Holders in accordance with Clause 11 (Transfer of Rights and Obligations).
(b)
Promptly following the exercise by any Bondholder of their Conversion Rights and surrender of a Bond Certificate in accordance with Condition 6.10 (Procedure for exercise of Conversion Rights), the Company will register such conversion of the Bonds and, solely in the case of a partial conversion of Bonds in accordance with the Conditions, deliver at the Company’s expense (except as provided below) a new Bond Certificate to such Bondholder representing the principal amount of Bonds held thereby following such partial conversion.
5.4.
Closed Periods

Bondholders may not require transfers to be registered during the period of 5 days ending on the due date for any payment of principal or interest in respect of the Bonds or in respect of which a Conversion Notice has been delivered in accordance with Conditions.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

5.5.
Regulations Concerning Transfers and Registration

All transfers of Bonds, provision of new Bond Certificates (upon transfer) and entries on the Register are subject to the detailed regulations concerning the transfer and registration of Bonds set out in Schedule 7 (Regulations Concerning Transfers and Registration of the Bonds).

5.6.
Replacement of Bond Certificates

Promptly following receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Bond Certificate, and:

(a)
in the case of loss, theft or destruction, of an indemnity reasonably satisfactory to it;
or
(b)
in the case of mutilation, upon surrender and cancellation of such Bond Certificate,

the Company shall, at its own expense, execute and deliver, a replacement Bond Certificate.

5.7.
Copies of Bond Certificates

Whenever in this Agreement or the Conditions there is any requirement to deliver, produce, surrender or possess a Bond Certificate, the delivery, production, surrender or possession of an electronic copy of such Bond Certificate shall be satisfactory, save that in the case of a surrender of a Bond Certificate by electronic means the Bondholder (where not the Company) shall confirm to the Company destruction of any original thereof.

6.
Indemnity
6.1.
Indemnity
(a)
The Company agrees to indemnify and hold harmless the Initial Bondholder and each of its affiliates and all their respective officers, directors, general partners, employees, Heights Capital Management, Inc., Heights Capital Ireland, LLC, shareholders and representatives and each of their respective successors (but, for the avoidance of doubt, not including any permitted transferee or assignee of the Initial Bondholder) (each, an “Indemnified Person”) from and against any and all actions, suits, investigation, inquiry, claims, losses, damages, liabilities, proceedings and documented related out-of-pocket fees and expenses of any kind or nature (a “Loss”) (subject to the limitations set forth in this Clause 6) which may be incurred by any such Indemnified Person as a result of or arising out of or in connection with or based on:
(i)
Misrepresentation: any breach or alleged breach of the representations and warranties contained in, or made or deemed to be made by the Company under, this Agreement by reference to the facts and circumstances then subsisting; or
(ii)
Breach: any breach or alleged breach by the Company of any of its obligations in this Agreement or the Bonds (including, without limitation, the failure by the Company to issue the Bonds on the Closing Date); or
(iii)
Announcements: any untrue statement contained in any announcement or press release published following the date hereof by or on behalf of the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Company or any member of the Group in connection with the initial offering of and/or initial issue of the Bonds or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.
(b)
The Company shall pay to the relevant Indemnified Person within 10 Business Days of written demand therefor an amount equal to such Loss, provided that no Indemnified Person will be entitled to indemnity hereunder in respect of any Loss to the extent that it is finally judicially determined by a court of competent jurisdiction that such Loss, resulted from the negligence, bad faith or wilful misconduct of such Indemnified Person or its affiliates, officers, directors, partners, trustees, employees, shareholders, agents or controlling persons (all such persons “Related Parties”).
(c)
This Agreement shall not cause any Bondholder to have any duty or obligation, whether as fiduciary or trustee for any Indemnified Person or its Related Parties or otherwise, to recover any such payment or to account to any other person for any amounts paid to it under this Clause 6.
6.2.
Conduct of Claims
(a)
In case any action shall be brought against any Indemnified Person in respect of which recovery may be sought from the Company under this Clause 6, the relevant Indemnified Person shall promptly notify the Company in writing of such fact, but failure to do so will not relieve the Company from any liability under this Agreement and in any event shall not relieve it from any liability which it may have otherwise than on account of the indemnities contained in this Agreement.
(b)
Each Indemnified Person shall thereafter, subject to any requirement imposed by an insurer of the Indemnified Person and to the extent permitted by applicable law or regulation:
(i)
at reasonable intervals keep the Company informed of the progress of the claim;
(ii)
provide the Company with copies of such documentation relating to the claim as it may reasonably request; and
(iii)
maintain reasonable consultation with the Company regarding decisions concerning the claim,

subject in each case to the Indemnified Person being indemnified and secured to its reasonable satisfaction against all Losses incurred by it in consequence of its compliance with this Clause 6, and provided that nothing in this Clause 6 shall:

(i)
require any Indemnified Person to provide the Company with a copy of any document which it, in good faith, considers to be held by it subject to a duty of confidentiality or to be privileged whether in the context of any litigation connected with the claim or otherwise; or
(iv)
require an Indemnified Person to do, or refrain from doing, anything which would, or which the Company considers might, either prejudice any insurance cover to which it or any other Indemnified Person may from time to time be entitled, or from which it or any of them may benefit or which may prejudice

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

the reputation or standing of such Indemnified Person or of any other Indemnified Person.
(c)
The Company may participate at its own expense in the defence of any such action; provided, however, that legal advisers to the Company shall not (except with the consent of the relevant Indemnified Person) also be legal advisers to the Indemnified Person. The Company shall not, without the prior written consent of the relevant Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Clause 6 (whether or not the Indemnified Person(s) are actual or potential parties thereto), unless such settlement, compromise or consent:
(i)
includes an unconditional release of each Indemnified Person from all liability arising out of such litigation, investigation, proceeding or claim; and
(ii)
does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
7.
Costs and Expenses
7.1.
Transaction Expenses

With effect from the Closing Date:

(a)
the Company shall be responsible for its own expenses and the fees and expenses of all third parties (including the Calculation Agent and the Stock Exchanges)
appointed under or in connection with the Bonds, in connection with the preparation and execution of the Bond Documents and the issue and performance of the Bonds; and
(b)
without prejudice to any costs and expenses arrangements separately agreed in the Term Sheet and subject to Clause 6 (Indemnity), unless otherwise agreed by the Company (in its discretion) the Bondholders shall be responsible for their own respective costs and expenses incurred by them in connection with the Bonds.
7.2.
Amendment Costs

If the Company requests an amendment, waiver or consent and such requests for amendments, waivers or consents, in the reasonable opinion of each Bondholder, require legal fees to be incurred, the Company shall, within five Business Days of demand, reimburse each Bondholder for the amount of such reasonable legal costs and expenses properly incurred by it in responding to, evaluating, negotiating or complying with that request or requirement provided that such legal costs and expenses shall be agreed with the Company in advance.

7.3.
Enforcement Costs

The Company shall, within three Business Days of demand, pay to each Bondholder the amount of all costs and expenses (including legal fees) properly incurred by that Bondholder in connection with the enforcement of, or the preservation of any rights under, the Bonds and this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

8.
Representations of the Company

The Company makes the representations and warranties set out below in this Clause 8 to the Initial Bondholder on the date of this Agreement and to the Initial Bondholder, by reference to the facts and circumstances then subsisting, on each of the Pricing Date and the Closing
Date:

(a)
that:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(i)
all expressions of opinion, forecasts or estimates of the Company and/or its Group contained in any such Public Statements were made in good faith on reasonable grounds after due and careful consideration;
(ii)
other than in respect of the matters which are the subject of this Agreement and the Equity Raise, the Company is not aware, after due and careful consideration, of any information relating to the Company or any member of the Group which the Company or any member of the Group is required or obliged to publish or make available to the public pursuant to applicable laws (including under applicable listing requirements), whether to correct a misleading impression or otherwise to avoid behaviour which would constitute market abuse (in contravention of Regulation 596/2014/EU as it forms part of English law by virtue of the EUWA) which has not been published;
(iii)
other than in respect of the matters which are the subject of this Agreement and the Equity Raise, neither the Company nor any of its directors or officers is aware of any non-public fact or circumstance that, if made public, would be likely to have a significant effect upon the market price of the Bonds, the ADSs or the Ordinary Shares, and in respect of which the Company has delayed disclosure in compliance with applicable law; and
(iv)
the Company is in compliance with the rules and regulations of each of the Stock Exchanges (including, but not limited to, continuing disclosure obligations) in all material respects;
(b)
that the Company has been duly incorporated and is validly existing and registered in England and Wales as a public limited company with limited liability and is not in liquidation, receivership or bankruptcy and the Company has full power and authority to own, lease and operate its properties to the extent material in the context of the issue of the Bonds and the purchase thereof by the Initial Bondholder and conduct its business and to execute and perform its obligations under the Bond Documents and the Bonds;
(c)
that the issue of the Bonds, the delivery of ADSs on conversion of the Bonds (and the issue of Ordinary Shares represented thereby) or upon any ADS Settlement under the Bonds and the execution and delivery of the Bond Documents have been duly authorised by the Company and, in the case of the Bonds and ADSs (and the Ordinary Shares represented thereby), upon due execution, issue and delivery in accordance with this Agreement and the Conditions will constitute, and, in the case of the Bond Documents, upon due execution and delivery (as applicable), constitute, legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to the laws of bankruptcy and other laws affecting the rights of creditors generally;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(d)
that:
(i)
the annual audited consolidated financial statements of the Company as of and for the years ended 30 June 2021 and 2020 were prepared in accordance with IFRS accounting principles generally accepted in the United Kingdom consistently applied and that they give a true and fair view of its financial condition and its results of operations (on a consolidated basis) as at the dates indicated; and
(ii)
the unaudited interim consolidated financial statements of the Company as of and for the six months ended 31 December 2021 were prepared in accordance with IFRS accounting principles generally accepted in the United Kingdom consistently applied (subject to the qualification that they are unaudited) and that they fairly present in all material respects the financial condition of the Company as at the date indicated;
(e)
since 17 July 2020, the Company has timely (including following any extensions of time for filing provided by Rule 12b-25 promulgated under the Exchange Act) filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein, and including any amendments thereto, being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with IFRS and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(f)
The Company and each member of the Group maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorisations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles or IFRS and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorisation and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarised and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any member of the Group has received any notice or correspondence from any accountant, governmental entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any member of the Group that has not been fully remediated;
(g)
that no event has occurred which would constitute (if the Bond Documents had been duly executed and the Bonds were issued and outstanding) an Event of Default or a Potential Event of Default (each as defined in the Conditions);
(h)
that the Company and each member of the Group (i) is not in breach of the terms of, or in default under, any instrument, agreement or order to which it is a party or by which it or its property is bound and no event has occurred which with the giving of notice or lapse of time or other condition would constitute a default under any such instrument, agreement or order, except for any such breach or default which either individually or in the aggregate would not reasonably be expected to be material in the context of the issue of the Bonds and the purchase thereof by the Initial Bondholder; (ii) is not engaged (whether as defendant or otherwise) in, nor has the Company knowledge of the existence of, or any threat of, any legal, arbitration, administrative, governmental or other proceedings an adverse result of which is reasonably likely to be material in the context of the issue of the Bonds and the purchase thereof by the Initial Bondholder or which is reasonably likely to have or have had a Material Adverse Effect and (iii) has not taken any action nor, to the best of their knowledge or belief having made all reasonable enquiries, have any steps been taken or legal proceedings commenced for the winding up or dissolution of the Company or any member of the Group;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(i)
that:
(i)
the Company has 52,266,410 fully paid and issued Ordinary Shares as at the date of this Agreement;
(ii)
the Company has 10,021,260 issued and outstanding ADSs as at the date of this Agreement;
(iii)
the ADSs (other than any ADSs held by “affiliates” within the meaning of the Securities Act) and Ordinary Shares currently in issue are freely tradeable and admitted to trading on the relevant Stock Exchange in compliance with all applicable listing rules and the Company is in compliance with all applicable listing rules relating to the ADSs and Ordinary Shares, and it has made and will continue to make all applicable regulatory filings in respect of the listing and admission to trading of the ADSs and the Ordinary Shares with the relevant Stock Exchange;
(iv)
any ADSs to be issued or delivered on conversion of the Bonds (or upon any ADS Settlement under the Bonds) shall be fungible with any and all ADSs currently in issue (other than any ADSs held by “affiliates” within the meaning of the Securities Act), such ADSs shall be issued without any restrictions on transfer imposed by the Securities Act, and the deposit of Ordinary Shares by the Company with the Depositary (as defined in the Conditions) and the issuance of ADSs of the Depositary to the Initial Bondholder in accordance with the Deposit Agreement (as defined in the Conditions) may be effected without registration of such deposit or issuance under the Securities Act and without the requirement to include restrictive legends on such ADSs;
(v)
none of the ADSs and the Ordinary Shares represented by the ADSs to be issued or delivered on conversion of the Bonds (or pursuant to any share redemption option thereunder) will be issued or delivered in violation of the pre-emptive rights of any holder of ADSs or Ordinary Shares, respectively;
(vi)
none of the ADSs to be issued or delivered on conversion of the Bonds (or upon any ADS Settlement under the Bonds) shall exceed the maximum amount of ADSs registered pursuant to the Company’s F-6 registration statement;
(vii)
the Company has available for issue and authority to allot, free from pre-emption rights, sufficient authorised but unissued ADSs and Ordinary Shares represented by the ADSs to enable the conversion rights attaching to the Bonds to be satisfied in full, and all other rights of subscription and conversion into ADSs to be satisfied in full in accordance with their terms;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(viii)
the ADSs to be issued upon conversion of the Bonds (or upon any ADS Settlement under the Bonds) and the Ordinary Shares represented by such ADSs will be fully paid and will not be subject to calls for further funds and will be subject to the terms of the Deposit Agreement;
(ix)
the ADSs to be issued and/or delivered upon conversion of the Bonds (or upon any ADS Settlement under the Bonds) and Ordinary Shares represented by such ADSs will rank pari passu with the then outstanding ADSs and Ordinary Shares, respectively, and will be free and clear of all liens, charges, pledges, encumbrances, security interests, claims and other third party rights;
(x)
there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company or any member of the Group, or obligations or commitments of the Company or any member of the Group to issue, sell or otherwise dispose of, the Ordinary Shares or the ADSs, other than securities issuable pursuant to the Company’s equity incentive plans and employee stock purchase plan as described in the Company’s Form 20-F as filed with the SEC in respect of its annual report for the financial year ended 30 June 2021;
(xi)
there are no restrictions upon the voting or transfer of any of the ADSs or the Ordinary Shares whether pursuant to any law or any agreement or otherwise (other than as set forth in articles 36 and 70 of the Company’s articles of association and Sections 2.8, 3.1, 3.5, 4.10 and 5.1 of the Deposit Agreement); and
(xii)
subject to general provisions of law relating to the distribution of profits, there are no restrictions on the payment of dividends and other distributions declared and payable on the ADSs or the Ordinary Shares (other than as set forth in article 129 of the Company’s articles of association and Sections 2.8 and 3.1 and Article 4 of the Deposit Agreement);
(j)
that that Company and the members of the Group together own, possess or can acquire on reasonable terms, adequate Intellectual Property Rights necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights, except where such notice of infringement or conflict, if determined adversely, would not, individually or in the aggregate, have a Material Adverse Effect;
(k)
all statutory, municipal and other licences, franchises, consents, permits, approvals, orders, authorities and other concessions necessary and material for the carrying on of the businesses and operations of the Company and each member of the Group as now carried on, as previously carried on and as proposed to be carried on have been obtained (collectively, “Licences”) and are (or were at the relevant time) valid and subsisting, except where the lack of such Licences, individually and in the aggregate, would not have a Material Adverse Effect;
(l)
all conditions applicable to any such Licence have been and are complied with and no member of the Group is in breach of any such Licence, except where such breach would not, individually or in the aggregate, have a Material Adverse Effect;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(m)
there are no circumstances or proceedings of which the Company is aware which indicate that:
(i)
any such Licence may be; or
(ii)
if determined adversely to any member of the Group, may cause any such Licence to be,

revoked, rescinded, modified, avoided or repudiated or not renewed, in whole or in part, in the ordinary course of events, except where such circumstances or proceedings would not, individually or in the aggregate, have a Material Adverse Effect;

(n)
save in each case where it would not have, individually or in aggregate, a Material Adverse Effect:
(i)
neither the Company nor any member of the Group is in violation of any applicable statute, law, rule, regulation, ordinance or rule of civil or common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mould (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”);
(ii)
the Company and each member of the Group has all Authorisations required under any applicable Environmental Laws and is in compliance with their requirements;
(iii)
there are no pending or, to the knowledge and belief of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigation or proceedings relating to any Environmental Law against it or any member of the Group; and
(iv)
to the best of the Company’s knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any member of the Group relating to Hazardous Materials or Environmental Laws;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(o)
that (i) there are no claims by the Company or any member of the Group under any policy or instrument of insurance as to which any insurance company is denying liability or defending under a reservation of rights clause, and neither the Company nor any member of the Group has been refused any insurance coverage sought or applied for, in any such case, where the denial of liability in respect of such claim or refusal to provide insurance coverage, as the case may be, would reasonably be expected individually or in the aggregate to have a Material Adverse Effect and (ii) neither the Company nor any member of the Group has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect;
(p)
that (i) neither the Company nor, to the best of the Company’s knowledge, any other member of the Group is overdue in the filing with the appropriate taxing authorities of any tax returns, reports and other information required to be filed by it, and the Company and, to the best of the Company’s knowledge, each other member of the Group has paid all taxes due thereon, except where any such failure to file such tax returns, reports and information or to pay such taxes could be reasonably expected to not have a Material Adverse Effect or where payment of such taxes is being contested in good faith, and each such tax return, report or other information was, when filed, accurate and complete in all material respects and there is no tax liability that has been asserted against the Company or any member of the Group which could be reasonably expected to have a Material Adverse Effect; (ii) neither the Company nor, to the best of the Company’s knowledge, any other member of the Group has incurred any liability (or has committed any actions, or events have occurred, which would, to the best of the Company’s knowledge, subject the Company or any other member of the Group to a liability) in respect of any tax which would reasonably be considered material in the context of the issue of the Bonds and the purchase thereof by the Initial Bondholder, other than any such liabilities arising in the ordinary course of the business of the Company and the Group and any such liabilities which have been publicly announced prior to the date hereof; and (iii) neither the Company nor, to the best of the Company’s knowledge, any member of the Group has paid nor is liable to pay nor has acted (directly or through an agent or other representative) in such manner as to incur a liability (or potential liability) to pay any interest or penalty in connection with any tax or otherwise paid any tax after its due date for payment or become liable to pay any tax, in each case, which would reasonably be expected to be material in the context of the issue of the Bonds and the purchase thereof by the Initial Bondholder;
(q)
that neither the Company nor any other member of the Group nor any director, officer, agent, employee or affiliate of the Company or any other member of the Group is currently the subject or the target of any Sanctions or conducting business with any person, entity or country which is the subject or target of any Sanctions in a manner which is prohibited by such Sanctions;
(r)
that neither the Company, any other member of the Group nor any director, officer, agent, employee or affiliate of the Company or any other member of the Group:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(i)
has engaged in any activity or conduct which would violate any applicable anti-bribery or anti-corruption laws or regulations (including. without limitation. to the extent applicable. the U.S. Foreign Corrupt Practices Act of 1977 or the rules and regulations promulgated thereunder or under the UK Bribery Act 2010) (“Anti-Bribery and Anti-Corruption Laws”);
(ii)
has offered, promised, paid, received, requested or agreed to receive a bribe or other unlawful payment nor offered, promised or given any financial or other advantage to a public official (or to a third party at the request or acquiescence of the public official) in an attempt to influence them in their capacity as a public official to obtain or retain business, or to obtain an advantage in the conduct of business, where such offer, promise or payment is not permitted under applicable laws (a “Prohibited Payment”);
(iii)
has, to the best of the Company’s knowledge, been subject to any investigation by any governmental entity, or any action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator, with regard to any actual or alleged Prohibited Payment or violation of Anti-Bribery and Anti-Corruption Laws; or
(iv)
is, to the best of the Company’s knowledge, subject to any investigation by any governmental entity, or any action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator with regard to any actual or alleged Prohibited Payment or violation of Anti-Bribery and Anti-Corruption Laws, and, to the best of the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated;
(s)
that the Company has instituted, maintains and enforces systems, controls, policies. procedures and legal processes for the purpose of preventing it and its directors and officers, employees and any other persons acting on its or their behalf from engaging in any action in breach of Anti-Bribery and Anti-Corruption Laws;
(t)
that the operations of the Company and each other member of the Group are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes in the United Kingdom and of all jurisdictions in which the Company and each other member of the Group conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency and which is binding on the Company or a member of the Group (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any other member of the Group with respect to Money Laundering Laws is pending and, to the best of the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated;
(u)
that, in respect of issuing any ADSs on conversion of the Bonds (or upon any ADS Settlement under the Bonds), if any, no stamp or other duty or similar tax is assessable or payable in the United Kingdom, the United States, or other sub-division of or authority therein or thereof having power to tax, in each case in connection with the execution or delivery of the Bond Documents, the issue or delivery of the Bonds, the issuance and delivery of the ADSs (and the Ordinary Shares represented thereby) to be issued upon conversion of the Bonds or upon any ADS Settlement under the Bonds;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(v)
that the Bonds will, upon issue, constitute direct, unconditional unsubordinated and (subject to Condition 2.1 (Negative Pledge)) unsecured obligations of the Company and will rank pari passu and rateably, without any preference among themselves, and at least equally with all other existing and future unsecured and unsubordinated obligations of the Company but, in the event of an insolvency of the Company, save for such obligations that may be preferred by provisions of law that are mandatory and of general application;
(w)
that the Bonds have not been and will not be registered under the Securities Act and have not been registered or qualified under any state securities or “Blue Sky” laws of the states of the United States and, accordingly, the Company acknowledges that the Bonds may not be offered or sold within the United States or to or for the account or benefit of U.S. persons except in accordance with Regulation S or pursuant to another exemption from the registration requirements of the Securities Act (terms used in this paragraph have the meaning given to them by Regulation S);
(x)
the Company and each member of the Group is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder;
(y)
the Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i);
(z)
the Company is a “foreign issuer” and has implemented “offering restrictions” (as such terms are defined in Regulation S); and
(aa)
that none of the Company nor any of its respective affiliates, nor any persons acting on any of their behalf, has engaged or will engage in any directed selling efforts (as defined in Rule 902(c) under the Securities Act) with respect to the Bonds.
9.
Representations of the Initial Bondholder

The Initial Bondholder represents, warrants and confirms to the Company as follows:

(a)
that it has been duly incorporated and is validly existing and registered in its jurisdiction of incorporation and is not in liquidation, receivership or bankruptcy and it has full power and authority to execute and perform its obligations under this Agreement;
(b)
that the execution and delivery of this Agreement and the performance of the terms of this Agreement (i) to the best of the Initial Bondholder’s knowledge, will not infringe any law, regulation, order, rule, decree or statute applicable to the Initial Bondholder or to which its property may be subject, (ii) are not contrary to the provisions of the constitutional documents of the Initial Bondholder and (iii) will not result in any breach of the terms of, or constitute a default under, any instrument, agreement or order to which the Initial Bondholder is a party or by which the Initial Bondholder or any of its property is bound;
(c)
that it understands that the Bonds have not been and will not be registered under the Securities Act or with any securities regulatory authority of any state or other jurisdiction of the United States, that any offer and sale of the Bonds to it is being made in reliance on an exemption from, or is a transaction not subject to, the registration requirements of the Securities Act in a transaction not involving any public offering in the United States;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(d)
that it represents and warrants that its purchase of the Bonds is lawful under the laws of the jurisdiction of its incorporation and the jurisdiction in which it operates (if different), and that such acquisition will not contravene any law, regulation or regulatory policy applicable to it;
(e)
that it is a professional client as defined in point (8) of Article 2(1) of Regulation (EU) No. 600/2014 as it forms part of United Kingdom domestic law by virtue of the EUWA;
(f)
that it is an investment professional within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005;
(g)
that it is a “qualified investor” as defined under Article 2 of Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the EUWA;
(h)
that it is acquiring the Bonds for its own account, or for one or more accounts (and as to each of which it has authority to acquire the Bonds and exercise sole investment discretion), for investment purposes, and not with a view to, or for resale in connection with, the distribution thereof, directly or indirectly, in whole or in part, in the United States in violation of the Securities Act and that neither it nor any account for which it is acting (if any) was formed for the specific purpose of acquiring the Bonds;
(i)
that it, and any account it is acquiring the Bonds for, is not a “U.S. Person” and is purchasing the Bonds in an “offshore transaction” (as such terms are defined under Regulation S) and that it understands that the Bonds will be subject to a distribution compliance period under Regulation S of the Securities Act;
(j)
that it understands that the Bonds may only be resold or otherwise transferred in a transaction exempt from, or not subject to, the registration requirements of the Securities Act, and in compliance with applicable state securities law, and that the Company is not required to register the Bonds under the Securities Act;
(k)
that it is not a Person whose business is or includes issuing depositary receipts for chargeable securities, or a Person whose business is or includes holding chargeable securities as nominee or agent for such a first-mentioned person, respectively within the meaning of subsections 93(2) and 93(3) Finance Act 1986, or a Person whose business is or includes the provision of clearance services for the purchase and sale of chargeable securities, or a Person whose business is or includes holding chargeable securities as nominee for such a first-mentioned person, respectively within the meaning of subsections 96(1)(a) and 96(1)(b) Finance Act 1986; and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

10.
Undertakings by the Company

The Company undertakes with the Initial Bondholder as follows:

(a)
it will forthwith notify the Initial Bondholder if at any time prior to payment of the net subscription monies for the Bonds on the Closing Date anything occurs which renders or which they are aware is likely to render untrue or incorrect in any respect any of the representations and warranties contained in Clause 8 (Representations of the Company);
(b)
during the period commencing on the date hereof and ending 30 days after the Closing Date (both dates inclusive) the Company will not, and will procure that none of its Subsidiaries will, without the prior written consent of the Initial Bondholder (i) directly or indirectly, issue, offer, pledge, sell, contract to issue or sell, issue or sell any option or contract to purchase, purchase any option or contract to issue or sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or Relevant Securities or any securities convertible into or exercisable or exchangeable for Ordinary Shares or Relevant Securities or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of Ordinary Shares or Relevant Securities, whether any such swap or transaction described in limb (i) or (ii) above is to be settled by delivery of Ordinary Shares or Relevant Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the issue of the Bonds, (b) any ADSs (and Ordinary Shares represented thereby) issued and/or transferred pursuant to the conversion of the Bonds, (c) the issue and sale of any Equity Raise Securities pursuant to the Equity Raise, (d) the issuance, offering, exercise, allotment, purchase, appropriation or grant of Ordinary Shares or other Securities (as defined in the Conditions (including, but not limited to, rights, warrants and options)) pursuant to any employee share schemes or benefits or incentive arrangements existing at the date hereof or entered into in the ordinary course of business, (e) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to any employee share schemes or benefits or incentive arrangements existing at the date hereof or entered into in the ordinary course of business, (f) the filing of any “shelf” registration statement on Form F-3, (g) entry into an at-the-market sales agreement (but not including any issuances and sales of Relevant Securities pursuant to such agreement(s)) or (h) the issuance and sale of a number of Ordinary Shares (including Ordinary Shares represented by ADSs) equal to the remaining amount of Ordinary Shares authorised for issuance under the Company’s existing shareholder authority after giving effect to the Equity Raise and issuance of the Bonds. For the purposes of this paragraph “Relevant Securities” shall include any participation certificates and any depositary or other receipt, instrument, rights or entitlement representing Ordinary Shares;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c)
it shall make or cause to be made on its behalf an application for the ADSs and Ordinary Shares issued pursuant to the Equity Raise to be admitted to trading and listing on the relevant Stock Exchange on or by the Closing Date, if required;
(d)
it shall maintain the ADSs’ listing or authorisation for quotation (as the case may be) on the relevant Stock Exchange and it shall not, and will procure that other members of the Group shall not, take any action which could be reasonably expected to result in the delisting or suspension of the ADSs on the relevant Stock Exchange;
(e)
it will use the proceeds from the issue of the Bonds, as well as the proceeds of the Equity Raise for the general corporate purposes of the Company; and
(f)
it will not directly or indirectly use all or part of the proceeds of the Bonds or the Equity Raise, or lend, contribute or otherwise make available all or part of such proceeds to any subsidiary, joint venture partner or other Person, for the purpose of funding or financing the activities of or business with any Person, or in any country or territory, that is, or whose government is, the subject of any Sanctions at the time of such funding or financing.
11.
Transfers of Rights and Obligations
11.1.
Assignment

Except as set out below in Clause 11.2 (Permitted Transfers), no Party may assign or transfer its rights, benefits and obligations under this Agreement or any Bond (including the Conditions).

11.2.
Permitted Transfers
(a)
Subject to Clauses 5.4 (Closed Periods), 5.5 (Regulations Concerning Transfers and Registration) and the other provisions of this Clause 11.2, a Bondholder (being an “Existing Holder”) may at any time transfer a Bond or Bonds to any Person (a “New Holder”), provided that:
(i)
the aggregate principal amount of such Bond or Bonds transferred is in a principal amount which at the Closing Date had an initial principal amount of not less than U.S.$200,000;
(ii)
the Bond or Bonds are being transferred in a transaction exempt from, or not subject to, the registration requirements of the Securities Act, and in each case in compliance with applicable state securities law; and
(iii)
prior to such transfer, such New Holder executes and delivers a duly completed and executed Transfer and Accession Deed by the Existing Holder and the New Holder, to the Company at its address for notice, together with such evidence as the Company may reasonably require to prove the title of the Existing Holder and the authority of the individuals who have executed the Transfer and Accession Deed.
(b)
A Bondholder may not transfer a Bond to a Person who (i) is a retail client as defined in point (6) of Article 4(1) of Regulation (EU) 1286/2014/EU as it forms part of
English law by virtue of the EUWA, as amended; (ii) is a customer within the meaning

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

of the FSMA and any rules or regulations made under FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (8) of Article 2(1) of Regulation (EU) No. 600/2014 as it forms part of United Kingdom domestic law by virtue of the EUWA; or (iii) is not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council as it forms part of United Kingdom domestic law by virtue of the EUWA.
(c)
A Bondholder may only transfer a Bond to a Person in circumstances that does not result in the Bondholder of the Company acting in breach of section 21 of FSMA or any equivalent legislation.
(d)
Every Transfer and Accession Deed in respect of the Bonds must be delivered to the Company at its address for notice (which may include electronic delivery) and must be accompanied by the surrender of the relevant Bond Certificate.
(e)
Following receipt of the Transfer and Accession Deed and the surrender of the relevant Bond Certificate (if applicable) in accordance with this Clause 11.2, the Company will (subject to and in accordance with the requirements of Schedule 7 (Regulations Concerning Transfers and Registration of the Bonds)) promptly register the transfer in the Register and issue a copy of the updated Register to the New Holder.
(f)
Such transfer of Bonds will be effected without charge, subject to the Person making such application for transfer paying or procuring the payment of any taxes, duties and other governmental charges in connection therewith.
12.
Undertaking of Bondholders
12.1.
Non-Trading Periods

The Company shall, not later than ten Business Days following the occurrence of the Closing Date, give notice to the Initial Bondholder (and each subsequent Bondholder within five Business Days of such Bondholder’s accession to this Agreement in accordance with Clause 11 (Transfers of Rights and Obligations)) of a schedule detailing each of the following dates:

(a)
each period of 14 calendar days prior to an Interest Payment Date and Amortisation Payment Date (each as defined in the Conditions); and
(b)
except where in respect of the first Dealing Day immediately preceding the first day of such period the Volume Weighted Average Price (as defined in the Conditions) of an ADS is equal to or more than 105 per cent. of the Conversion Price (as defined in the Conditions) at such time, each period of 6 weeks prior to each Reset Date (as defined in the Conditions), each such period, a “Non-Trading Period”.

12.2.
Agreement Not to Short Sell Ordinary Shares or ADSs in Calculation Periods

The Initial Bondholder and each subsequent Bondholder (by its accession to this Agreement by a Transfer and Accession Deed) agrees that, for so long as it is a holder of any Bonds, it shall not sell Ordinary Shares or ADSs nor engage in any short sale transactions in Ordinary Shares or ADSs nor offer to sell, pledge, enter into any option or contract to sell, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs or enter into any

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of Ordinary Shares or ADSs, whether any such swap or transaction is to be settled by delivery of Ordinary Shares, ADSs or such other securities, in cash or otherwise, in each case during any Non-Trading Period. Nothing in this Clause 12.2 shall restrict a Bondholder from selling or transferring any Bonds.

12.3.
Maximum Trading Volume

The Initial Bondholder and each subsequent Bondholder (by its accession to this Agreement by a Transfer and Accession Deed) agrees that, for so long as it is a holder of any Bonds, it shall not enter into any purchase or sale agreements for ADSs, nor engage in any short sale transactions in ADSs, in each case on any Dealing Day on which such number of ADSs subject to such transactions entered into by such Bondholder account for more than: (a) 40 per cent. of the daily volume of the ADSs calculated on the basis of the average daily traded volume during the previous 20 Dealing Days, or (b) 25 per cent. of the weekly (being all Dealing Days in any Monday to Sunday period) volume of the ADSs calculated on the basis of the average weekly (being all Dealing Days in any Monday to Sunday period) volume during the last four weeks, provided that nothing in this Clause 12.3 shall restrict the Initial Bondholder and each subsequent Bondholder from entering into any purchase or sale agreements for ADSs, or engaging in any short sale transactions in ADSs, in relation to up to 15,000 ADSs on any Dealing Day.

12.4.
No Liability for Other Bondholders

Following a transfer of Bonds, the relevant transferor (including the Initial Bondholder, if applicable) shall have no liability for the actions of transferees or other Bondholders, nor shall it have any obligation to enforce the terms of Clause 12.2 (Agreement Not to Short Sell Ordinary Shares or ADSs in Calculation Periods) and Clause 12.3 (Maximum Trading Volume) or any other terms of this Agreement against any other Bondholders.

12.5.
Beneficial Ownership of Ordinary Shares

Notwithstanding any other provision of this Agreement or the Conditions, each of the Initial Bondholder and any subsequent Bondholder (by its accession to this Agreement by a Transfer and Accession Deed) shall not at any time own or acquire the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of more than [***] of the issued and outstanding Ordinary Shares (which for this purpose shall include Ordinary Shares represented by outstanding ADSs or other depositary receipts or certificates representing Ordinary Shares) in the Company.

13.
Notices
13.1.
Communications in Writing

Any communication to be made under or in connection with the Bond Documents shall be made in writing and, unless otherwise stated, may be made by email or letter.

13.2.
Addresses

The address and email address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Bond Documents and the Bonds is:

(a)
in the case of the Company:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Renalytix plc

Address: Finsgate

5-7 Cranwood Street

London EC1V 9EE

United Kingdom

Email: [***]

Attention: James McCullough, Chief Executive Officer

With copies (which shall not constitute notice) to:

Cooley (UK) LLP

Address: 22 Bishopsgate

London, UK EC2N 4BQ

Email: ckeastbutler@cooley.com

Attention: Claire Keast-Butler

Cooley LLP

Address: 500 Boylston Street, 14th Floor

Boston, Massachusetts 02116-3736

Email: mrecht@cooley.com

Attention: Marc A. Recht

(b)
In the case of the Initial Bondholder:

CVI Investments, Inc.

Address: c/o Heights Capital Management, Inc.

101 California Street, Suite 3250

San Francisco, CA 94111

Email: [***]

Attention: [***]

or any substitute address or email address or department or officer as the Party may notify to the other Parties by not less than five Business Days’ notice. Any such notice shall take effect, in the case of a letter, at the time of delivery, or in the case of email transmission, at the time of despatch (unless a delivery failure notification is received by the sender within 12 hours of sending such communication, in which case such notice shall be deemed not to have taken effect).

If such delivery is made after 5:00 p.m. (London time) or on a day which is not a London business day (in respect of matters where only London business days are specified) or Business Day (in respect of all other matters), such delivery shall be deemed to have been made on the next following London business day or Business Day, as applicable.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

14.
Confidential Information
14.1.
Confidentiality

Each Party agrees to keep all Bond Documents and their contents (the “Confidential Information”) strictly confidential and not to disclose it to anyone, save to the extent permitted by Clause 14.2 (Disclosure of Confidential Information).

14.2.
Disclosure of Confidential Information
(a)
Each Party may disclose Confidential Information on a confidential basis to the accountants, legal counsels and other professional advisors retained by the Company (or its advisors) and the Bondholders, respectively, or to any other agent, clearing system or other third party proposed by the Parties to be involved in the transaction contemplated hereby, or as required by applicable law, regulation, stock exchange rules, judicial or regulatory order, or any Governmental Authority (including, without limitation, the rules and regulations of the SEC), or to any tax authority in connection with the tax affairs or reporting obligations of the disclosing Party, or to the extent that one of the Parties needs to disclose the same for the exercise, protection of enforcement of its rights under this Agreement or the Bonds, and may not disclose Confidential Information to any other Person (other than, in the case of the Bondholders, any of their affiliates, agents, management entities or funds under common management or control) without the prior written consent of the other Party.
(b)
Any publications and/or or filings made by or on behalf of the Company and which include a reference to the name, identity or business of the Initial Bondholder will only be disclosed by the Company with the prior written consent of the Initial Bondholder, unless required to do so by law, regulation, stock exchange rules, judicial or regulatory order, any Governmental Authority, or any tax authority in connection with the tax affairs or reporting obligations of the Company, in which case the Company shall use all reasonable endeavours to consult with the Initial Bondholders on the content of such publication or filings insofar as it relates to the Initial Bondholder prior to such disclosure.
(c)
Each Bondholder may disclose Confidential Information to any Person in connection with the potential assignment or novation their rights, benefits and/or obligations under this Agreement and the Bonds (or discussions in relation thereto), or to any New Holder with whom it duly executes a Transfer and Accession Deed.
(d)
On or following the date hereof, the Company may publicly disclose this Agreement and the Conditions (and/or a summary thereof) through a regulatory information service of each of the Stock Exchanges, irrespective of whether it is required to make such disclosure under applicable law.
14.3.
Restricted Information

The Company shall not (without first entering into a separate confidentiality agreement with each Bondholder) provide any Bondholder with any non-public price sensitive information regarding the Bonds, the Ordinary Shares, the ADSs, the Company or its Group.

14.4.
Announcements

The Company will ensure that all announcements and documents published or statements made by it or on its behalf, which refer to any Bondholder by name will only be made or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

published with the prior written consent of that Bondholder and will be true and accurate and not misleading in any material respect and, where appropriate, will contain all information necessary for legal or regulatory purposes and all opinions included will be honestly held and given after due and careful consideration. Nothing in this Clause 14.4 shall restrict the Company from at any time making any disclosure or announcement which is required by any applicable law, regulation, stock exchange rule, judicial or regulatory order, any Governmental Authority, or any tax authority in connection with the Company’s tax affairs and reporting obligations.

15.
Payments

All payments in respect of the obligations of the Company under this Agreement shall be made free and clear of, and without withholding or deduction for or on account of, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of any Tax Jurisdiction (as defined in the Conditions), unless such withholding or deduction is required by law. In that event, the Company shall pay such additional amounts as will result in the receipt by each Bondholder of such amounts as would have been received by it if no such withholding or deduction had been required.

16.
Severability

If any provision in or obligation under this Agreement is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, that will not affect or impair (i) the validity, legality or enforceability under the law of that jurisdiction of any other provision in or obligation under this Agreement, and (ii) the validity, legality or enforceability under the law of any other jurisdiction of that or any other provision in or obligation under this Agreement.

17.
Remedies and Waivers

No failure or delay by either Party to exercise any right or remedy provided under this Agreement or by law shall constitute a waiver of that or any other right or remedy, nor shall it prevent or restrict the further exercise of that or any other right or remedy. No single or partial exercise of such right or remedy shall prevent or restrict the further exercise of that or any other right or remedy.

18.
Amendments and Waivers
18.1.
Prior to Closing

Up to the completion of Closing, the Parties may, in their absolute discretion, agree to any modification, alteration or addition to this Agreement (including the Conditions).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

18.2.
From Closing

From the completion of Closing, the provisions of this Agreement (including the Conditions) may not be modified, altered, abrogated or added to other than as provided in, and in accordance with, Condition 14 (Amendment and Waiver).

19.
Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

20.
Contracts (Rights of Third Parties) Act 1999

A Person who is not a Party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third Party which exists or is available apart from that Act.

21.
Governing Law and Jurisdiction
21.1.
Governing Law

This Agreement, and any non-contractual obligations arising out of or in connection with it, are and shall be governed by, and construed in accordance with, English law.

21.2.
Jurisdiction

The courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and any non-contractual obligations arising out of or in connection with it and accordingly any legal action or proceedings arising out of or in connection with this Agreement or any such obligations may be brought in such courts. Each of the Parties irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any such legal action or proceedings and agrees not to claim that any such court is not a convenient or appropriate forum.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 1

Subscription Allocation

Name of Initial Bondholder Aggregate principal amount of Bonds

CVI Investments, Inc. U.S.$21,200,000.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 2

Conditions Precedent

[***]

(a)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 3

Form of Bond Certificate

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 4

Terms and Conditions of the Bonds

The issue of the US$21,200,000 5.5 per cent. Amortizing Senior Convertible Bonds due 2027 in an aggregate principal amount as specified in the Initial Determinations Notice (the “Bonds”, which expression shall, unless otherwise indicated, include any Further Bonds (as defined below)) was (save in respect of any Further Bonds) authorised by a resolution of the board of directors of Renalytix plc (the “Issuer”) passed on 30 March 2022. The Bonds are convertible into ADSs representing Ordinary Shares (each as defined in these Conditions) of the Issuer.

The Bonds are constituted by an Amended and Restated Bond Agreement dated 5 April 2022 (the “Bond Agreement”) between the Issuer and the Initial Bondholder. The statements set out in these Terms and Conditions (the “Conditions”) are subject to the provisions of the Bond Agreement.

The existing ADSs are, and the ADSs to be issued upon conversion of the Bonds or upon exercise by the Issuer of an ADS Settlement Option (as defined below) will be, evidenced by American Depositary Receipts (“ADRs”) issued pursuant to a deposit agreement dated 21 July 2020, as amended, supplemented, modified, restated or superseded from time to time (the “Deposit Agreement”) among the Issuer, Citibank, N.A. as depositary (the “Depositary”, which term shall include any successor depositary), and the holders and beneficial owners from time to time of the ADRs.

The Issuer shall also enter into a calculation agency agreement (the “Calculation Agency Agreement”) dated on or about the date of the Bond Agreement with Conv-Ex Advisors Limited (the “Calculation Agent”, which expression shall include any successor as calculation agent under the Calculation Agency Agreement) whereby the Calculation Agent has been appointed to make certain calculations in relation to the Bonds. The Bondholders are deemed to have notice of those provisions applicable to them which are contained in the Calculation Agency Agreement.

Capitalised terms used but not defined in these Conditions shall have the meanings attributed to them in the Bond Agreement unless the context otherwise requires or unless otherwise stated.

1.
Form, Initial Denomination, Title and Status
1.1
Form and Initial Denomination

The Bonds are in registered form in initial principal amounts of $200,000 each, as may be adjusted from time to time in accordance with Condition 7.1.

1.2
Title

Title to the Bonds will pass by transfer and registration as described in Clause 5 (Register and Title) of the Bond Agreement and Condition 4. Each holder of Bonds will (except as otherwise required by law or as ordered by a court of competent jurisdiction) be treated as the absolute owner of such Bond for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in such Bond, any writing on the Bond Certificate relating to such Bonds (other than a duly executed transfer thereof) or any notice of any previous loss or theft of such Bond Certificate) and no person will be liable for so treating such holder.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.3
Status

The Bonds constitute direct, unconditional, unsubordinated and (subject to Condition 2.1) unsecured obligations of the Issuer ranking pari passu and rateably, without any preference among themselves, and at least equally with all other existing and future unsecured and unsubordinated obligations of the Issuer but, in the event of an insolvency of the Issuer, save for such obligations that may be preferred by provisions of law that are mandatory and of general application.

2.
Covenants
2.1
Negative Pledge

For so long as the principal amount outstanding under the Bonds is equal to or exceeds U.S.$3,000,000, the Issuer shall not, and will procure that none of its Subsidiaries will, create or permit to subsist any Security Interest (as defined below), other than a Permitted Security Interest, upon the whole or any part of its present or future undertaking, assets or revenues (including any uncalled capital) to secure any Financial Indebtedness or to secure any Financial Indebtedness Guarantee, without at the same time or prior thereto securing the obligations of the Issuer under the Bonds and the Bond Agreement (including these Conditions) equally and rateably therewith or providing such other security, guarantees and/or other arrangements for the benefit of Bondholders as may be approved by all of the Bondholders.

For the purposes of this Condition:

“Finance Lease” means any lease or hire purchase contract, a liability under which would, in accordance with IFRS, be treated as a balance sheet liability.

“Financial Indebtedness” means any indebtedness of any Person for or in respect of:

(a)
moneys borrowed;
(b)
amounts raised by acceptance under any acceptance credit facility;
(c)
amounts raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or similar instruments;
(d)
the amount of any liability in respect of any Finance Leases;
(e)
the amount of any liability in respect of any purchase price for assets or services the payment of which is deferred primarily as a means of raising finance or financing the acquisition of the relevant asset or service;
(f)
amounts raised under any other transaction (including any forward sale or purchase agreement and the sale of receivables or other assets on a “with recourse” basis) having the commercial effect of a borrowing;
(g)
any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the mark-to-market value shall be taken into account);

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(h)
any counter-indemnity obligation in respect of any guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and
(i)
the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

“Financial Indebtedness Guarantee” means in relation to any Financial Indebtedness of any person, any obligation of another person to pay such indebtedness including (without limitation) (i) any obligation to purchase such indebtedness, (ii) any obligation to lend money, to purchase or subscribe shares or other securities or to purchase assets or services in order to provide funds for the payment of such indebtedness, (iii) any indemnity against the consequences of a default in the payment of such indebtedness and (iv) any other agreement to be responsible for repayment of such indebtedness.

“Permitted Security Interest” means in relation to the Issuer and its Subsidiaries:
(a)
any Security Interest securing any Financial Indebtedness or any Financial Indebtedness Guarantee of a person existing at the time that such person is merged into, or consolidated with, the Issuer or any of its Subsidiaries or becomes a member of the Group, provided that such Security Interest was not created in contemplation of, and the principal amount secured has not increased in contemplation of or since, such merger or consolidation or acquisition of such person;
(b)
any Security Interest existing on any property or assets prior to the acquisition thereof by the Issuer or any Subsidiary, provided that such Security Interest was not created in contemplation of, and the amount secured has not increased in contemplation of or since, such acquisition;
(c)
any renewal of or substitution for any Security Interest permitted by any of paragraphs (a) to (c) (inclusive) of this definition, provided that with respect to any such Security Interest (i) the principal amount secured has not increased and (ii) the Security Interest has not been extended to any additional assets (other than the proceeds of such assets);
(d)
any Security Interest on property acquired (or deemed to be acquired) under a Finance Lease, or claims arising from the use or loss of or damage to such property, provided that any such encumbrance secures only rentals and other amounts payable under such lease;
(e)
any Security Interest arising under any retention of title, hire purchase, consignment or conditional sale arrangement (including any Finance Lease) or arrangements having similar effect in respect of goods supplied to the Issuer or any of its Subsidiaries in the ordinary course of business and on the supplier’s standard or usual terms and not arising as a result of any default or omission by the Issuer or any of its Subsidiaries;
(f)
any Security Interest in respect of any interest rate swap, option, cap, collar or floor agreement or any foreign currency swap agreement or other similar agreement or arrangement designed to protect the Issuer or any Subsidiary against fluctuations in interest or foreign currency rates or in respect of any commodity option, swap or other similar agreement or arrangement to protect the Issuer or any Subsidiary against fluctuations in the price of such commodity or in respect of hedging any similar risk to which any member of the Group is exposed in the ordinary course of its business;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(g)
(i) a right of set-off, right to combine accounts or any analogous right which any bank or other financial institution may have relating to any credit balance of the Issuer or any of its Subsidiaries, provided that (x) such deposit account is not a dedicated secured cash account and is not subject to restrictions against access by the Issuer or any of its Subsidiaries, and (y) such account is not intended to provide security to the depository institution; and (ii) any Security Interest arising in the ordinary course of cash management, cash pooling or netting or setting off arrangements or other banking transactions, including customary credit card facilities and letters of credit;
(h)
any Security Interest on any assets securing Financial Indebtedness which arises pursuant to any order or attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings;
(i)
any lien granted as part of a commercial bank’s general terms and conditions;
(j)
any Security Interest over rental deposits arising in the ordinary course of day-to-day business in respect of any property leased or licensed by a member of the Group; and
(k)
any Security Interest arising by operation of law and in the ordinary course of business.

“Security Interest” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

2.2
Incurrence of Indebtedness

For so long as the principal amount outstanding under the Bonds is equal to or exceeds U.S.$5,000,000, the Issuer shall not, and shall procure that its Subsidiaries shall not, at any time permit to create, incur, assume or otherwise become liable in respect of any Financial Indebtedness, contingently or otherwise, other than:

(a)
any existing Financial Indebtedness of the Issuer or any of its Subsidiaries incurred on the date of the Bond Agreement and any modification, extension, exchange or refinancing thereof, provided that the principal amount thereunder shall not be increased;
(b)
the incurrence by the Issuer or any of its Subsidiaries of Financial Indebtedness represented by the Bonds;
(c)
the incurrence by the Issuer or any of its Subsidiaries of Financial Indebtedness in exchange for, or the proceeds of which are used to renew, refund, refinance, replace, exchange, discharge, redeem or refinance in whole or in part, any Financial Indebtedness of the by the Issuer and its Subsidiaries;
(d)
the incurrence by the Issuer or any of its Subsidiaries of any trade or receivables finance Financial Indebtedness in respect of receivables owing to the Issuer or any Subsidiary and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Issuer or any such Subsidiary deems reasonable under the circumstances;
(e)
the incurrence by the Issuer or any of its Subsidiaries of Financial Indebtedness under Finance Leases of vehicles, plant, equipment or computers;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(f)
the incurrence by the Issuer or any of its Subsidiaries of hedging obligations not intended for speculative purposes (as determined in good faith by the Issuer);
(g)
the incurrence by the Issuer or any of its Subsidiaries of Financial Indebtedness in respect of letters of credit, bank guarantees, bid, performance, appeal, surety and similar bonds, completion guarantees, judgment, advance payment, customs, VAT or similar instruments issued for the account of the Issuer or any of its Subsidiaries in the ordinary course of business
(h)
the incurrence by the Issuer or any of its Subsidiaries of Financial Indebtedness in respect of any customary cash management, cash pooling or netting or setting off arrangements, including customary credit card facilities, entered into in the ordinary course of business;
(i)
the incurrence by the Issuer or any of its Subsidiaries of Financial Indebtedness arising from the honouring by a bank or other financial institution of a cheque, draft or similar instrument inadvertently drawn against insufficient funds, so long as such Indebtedness is covered within five New York business days; and
(j)
the incurrence by the Issuer or any of its Subsidiaries of Financial Indebtedness (other than and in addition to Financial Indebtedness permitted under the foregoing paragraphs) in an aggregate principal amount at any time outstanding not exceeding U.S.$1 million.
3.
Definitions

In these Conditions, unless otherwise provided:

“5-Day ADSSO Average Market Price” has the meaning provided in Condition 9.9.

“10-Day ADSSO Average Market Price” has the meaning provided in Condition 9.9.

“30-Day Reset Average Market Price” means, in respect of any Reset Date, the arithmetic average (rounded to the nearest integral multiple of $0.0001 (with $0.00005 being rounded upwards)) of the Volume Weighted Average Price of an ADS (translated if necessary into US Dollars at the Prevailing Rate) on each Dealing Day in the relevant Average Market Price Observation Period, provided that:

(i)
if any such Dealing Day falls on or after the Applicable Adjustment Reference Date in respect of any adjustment required to be made to the Conversion Price pursuant to these Conditions (other than an adjustment pursuant to Condition 6.4 or Condition 6.5) and such adjustment is not yet in effect on such Reset Date, the Volume Weighted Average Price on such Dealing Day shall be divided by the adjustment factor (as determined pursuant to these Conditions) applied to the Conversion Price in respect of such adjustment;
(ii)
if any such Dealing Day falls before the Applicable Adjustment Reference Date in respect of any adjustment required to be made to the Conversion Price pursuant to these Conditions (other than an adjustment pursuant to Condition 6.4 or Condition 6.5) and such adjustment is in effect on such Reset Date, the Volume Weighted Average Price on such Dealing Day shall be multiplied by the adjustment factor (as determined pursuant to these Conditions) applied to the Conversion Price in respect of such adjustment; and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(iii)
if any doubt shall arise as to the calculation of the 30-Day Reset Average Market Price or if the 30-Day Reset Average Market Price cannot be determined as provide d above, the 30-Day Reset Average Market Price shall be equal to such price as is determined in such other manner as an Independent Adviser shall consider to be appropriate to give the intended result.

“Accelerated Amortisation Payment Date” has the meaning provided in Condition 7.1(c)(ii).

“Additional ADSs” has the meaning provided in Condition 6.3.

“Additional Cash Alternative Amount” has the meaning provided in Condition 6.11.

“Adjustment Reference Date” means, in respect of any adjustment to the Conversion Price pursuant to Condition 6.2, (a) in the case of an adjustment pursuant to Conditions 6.2(a), 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i), the relevant record date or other due date for the establishment of entitlement of the relevant event gives to such adjustment and (b) in the case of an adjustment pursuant to Conditions 6.2(f), 6.2(g) or 6.2(h), the relevant date of the first public announcement as is mentioned in Conditions 6.2(f), 6.2(g) or 6.2(h), as the case may be.

“ADSs” (or an “ADS”) means American Depositary Shares evidenced by ADRs issued pursuant to the Deposit Agreement, with each such ADS representing, as at the Closing Date, two Ordinary Shares.

“ADS Settlement” has the meaning provided in Condition 9.9.

“ADS Settlement Liquidity Event” has the meaning provided in Condition 9.9.

“ADS Settlement Option” means, as the case may be, an Interest ADS Settlement Option or a Principal ADS Settlement Option, as further described in Condition 9.9.

“ADS Settlement Retroactive Adjustment” has the meaning provided in Condition 9.9.

“AIM “ means AIM, a market operated by London Stock Exchange plc.

“Amortisation Payment Date” has the meaning provided in Condition 5.1(a).

“Amortised Payment Advancement” has the meaning provided in Condition 5.1(a)(ii).

“Amortised Payment Amount” has the meaning provided in Condition 5.1(a).

“Amortised Payment Deferral” has the meaning provided in Condition 5.1(a)(i).

“Applicable Adjustment Reference Date” means, in respect of any adjustment to the Conversion Price pursuant to Condition 6.2, (i) in the case of an adjustment pursuant to Conditions 6.2(a), 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i), the relevant Ex-Date of the relevant event in respect of which such adjustment is made and (ii) in the case of an adjustment pursuant to Conditions 6.2(f), 6.2(g) or 6.2(h), the relevant Adjustment Reference Date.

“Articles of Association” means the articles of association of the Issuer, as amended, supplemented or replaced from time to time.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Average Market Price Observation Period” means:
(b)
in respect of a 5-Day ADSSO Average Market Price, the period of 5 consecutive Dealing Days ending on the Dealing Day immediately preceding the relevant ADSSO Reference Date;
(c)
in respect of a 10-Day ADSSO Average Market Price, the period of 10 consecutive Dealing Days ending on the Dealing Day immediately preceding the relevant ADSSO Reference Date; and
(d)
in respect of a 30-Day Reset Average Market Price, the period of 30 consecutive Dealing Days ending on the Dealing Day immediately preceding the relevant Reset Date.
“Bondholder” and “holder” mean the person in whose name a Bond is registered in the Register (as defined in the Bond Agreement).
“Bondholder Reserved Matter” means an amendment or waiver of any term of the Bonds or the Bond Documents which has the effect of changing or which relates to:
(e)
this definition of “Bondholder Reserved Matter” or the definition of “Majority Bondholders”;
(f)
a modification of the date of payment (including any optional redemption pursuant to these Conditions) of any principal, interest, Cash Alternative Amount or other amount payable to a Bondholder under the Bonds or the Bond Documents;
(g)
a variation in the amount or calculation of any payment of principal, interest, Cash Alternative Amount or other amount (including a number of ADSs or Ordinary Shares represented by ADSs) payable or deliverable to a Bondholder under the Bonds or the Bond Documents;
(h)
to modify or cancel the Conversion Rights or the rights of Bondholders to receive ADSs or Ordinary Shares represented by ADSs and/or the Cash Alternative Amount on the exercise of Conversion Rights pursuant to the Conditions, other than pursuant to or as a result of any amendments to the Bond Documents made in order to effect a Conversion Right Transfer or pursuant to a NewCo Scheme Modification and in accordance with these Conditions;
(i)
to increase the Conversion Price, other than in accordance with these Conditions or pursuant to a NewCo Scheme Modification;
(j)
to receive Deliverable ADSs following exercise of an ADS Settlement Option;
(k)
to change the governing law of the Bonds or the Bond Documents;
(l)
a change in currency of payment of any amount under the Bonds or any Bond Document;
(m)
a change to the Issuer other than in accordance with Condition 15;
(n)
a change to any provision which expressly requires the consent of Bondholders; or
(o)
any amendment to the rights of a Bondholder to assign or transfer its rights or obligations under the Bonds and/or the Bond Documents.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Bondholder Taxes” has the meaning provided in Condition 6.10.

“business day” means, in relation to any place, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business in that place.

“Calculation Amount” has the meaning provided in Condition 5.1.

“Cash Alternative Amount” means, in respect of any exercise of Conversion Rights in respect of which the Issuer shall have made a Cash Alternative Election, an amount in US Dollars calculated by the Calculation Agent (and rounded to the nearest cent, with $0.005 rounded upwards) in accordance with the following formula and which shall be payable by the Issuer to a Bondholder in respect of the relevant Cash Settled ADSs specified in the relevant Cash Alternative Exercise Notice:

CAA=n=1N1N×S×Pn

where:

CAA = the Cash Alternative Amount;

S = the Cash Settled ADSs;

Pn = the Volume Weighted Average Price of an ADS (translated if necessary into US Dollars at the Prevailing Rate) on the nth Dealing Day of the Cash Alternative Calculation Period; and

N = 10, being the number of Dealing Days in the Cash Alternative Calculation Period,

Provided that:

(i)
if any Dividend or other entitlement in respect of the Ordinary Shares is announced, (whether on or prior to or after the relevant Conversion Date) in circumstances where the record date or other due date for the establishment of entitlement in respect of such Dividend or other entitlement shall be on or after the relevant Conversion Date and if on any Dealing Day in the Cash Alternative Calculation Period the Volume Weighted Average Price is based on a price ex- such Dividend or ex- such other entitlement, then such price shall be increased by an amount equal to the Fair Market Value of any such Dividend or other entitlement per ADS as at the Ex-Date in respect of such Dividend or entitlement, determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit, all as determined by the Calculation Agent, provided that where such Fair Market Value as aforesaid cannot be determined in accordance with these Conditions before the second Dealing Day before the date on which payment of the Cash Alternative Amount is to be made, the relevant Volume Weighted Average Price as aforesaid shall be adjusted in such manner as determined in good faith to be appropriate by an Independent Adviser no later than such second Dealing Day before such payment date as aforesaid;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(ii)
if any doubt shall arise as to the calculation of the Cash Alternative Amount or if such amount cannot be determined as provided above, the Cash Alternative Amount shall be equal to such amount as is determined in such other manner as an Independent Adviser shall consider in good faith to be appropriate to give the intended result.
“Cash Alternative Calculation Period” means the period of 10 consecutive Dealing Days commencing on the third Dealing Day following the Cash Election Date.
“Cash Alternative Election” has the meaning provided in Condition 6.11.
“Cash Alternative Election Notice” has the meaning provided in Condition 6.11.
“Cash Election Date” has the meaning provided in Condition 6.11.
“Cash Settled ADSs” means, in respect of the exercise of Conversion Rights by a Bondholder, such number of ADSs (which shall be a whole number of ADSs and shall not exceed the number of Reference ADSs in respect of such exercise) as determined by the Issuer and notified to the relevant Bondholder in the relevant Cash Alternative Election Notice in accordance with Condition 6.11.
“Cash Settlement Ratio” means, in respect of an exercise of Conversion Rights the subject of a Cash Alternative Election, such number as is equal to (x) the Cash Settled ADSs in respect of such exercise of Conversion Rights divided by (y) the Reference ADSs in respect of such exercise of Conversion Rights.
a “Change of Control” shall occur if (i) any person or persons, acting in concert (as defined in the City Code on Takeovers and Mergers), acquire(s) or becomes entitled to control more than 50 per cent. of the votes that may ordinarily be cast on a poll at a general meeting of the Issuer (other than as a result of an Exempt Newco Scheme) or (ii) an offer is made to all (or as nearly as may be practicable all) Shareholders (or all (or as nearly as may be practicable all) such Shareholders other than the offeror and/or any associate (as defined in Section 988(1) of the Companies Act) of the offeror), to acquire all or a majority of the issued ordinary share capital of the Issuer or if any person proposes a Scheme of Arrangement with regard to such acquisition (other than an Exempt Newco Scheme) and (such offer or Scheme of Arrangement having become or been declared unconditional in all respects or having become effective) the right to cast more than 50 per cent. of the votes which may ordinarily be cast on a poll at a general meeting of the Issuer has or will become unconditionally vested in the offeror(s) or any such person and/or any associate (as defined in Section 988(1) of the Companies Act) of the offeror(s) or such person, as the case may be.
“Change of Control Conversion Price” has the meaning provided in Condition 6.2(j).
“Change of Control Conversion Right Amendment” has the meaning provided in Condition 11(b)(vii).
“Closing Date” has the meaning provided in the Bond Agreement, and shall be specified in the Initial Determinations Notice.
“Closing Price” means, in respect of an ADS or any other Security, Spin-Off Security, option, warrant or other right or asset, on any Dealing Day in respect thereof, the closing price on the Relevant Stock Exchange in respect thereof (where such Relevant Stock

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exchange is a Qualifying US Market, in composite transactions) on such Dealing Day of an ADS or, as the case may be, such other Security, Spin-Off Security, option, warrant or other right or asset published by or derived from Bloomberg page HP (or any successor ticker page) (setting Last Price, or any other successor setting and using values not adjusted for any event occurring after such Dealing Day; and for the avoidance of doubt, all values will be determined with all adjustment settings on the DPDF Page, or any successor or similar setting, switched off) in respect of such ADS, such other Security, Spin-Off Security, option, warrant or other right or asset and such Relevant Stock Exchange (all as determined by the Calculation Agent) (and for the avoidance of doubt such Bloomberg code for the ADS in composite transactions as at the Closing Date is “RNLX US <equity>“), if available or, in any other case, such other source (if any) as shall be determined in good faith to be appropriate by an Independent Adviser on such Dealing Day, provided that:
(p)
if on any such Dealing Day (for the purpose of this definition, the “Original Date”) such price is not available or cannot otherwise be determined as provided above, the Closing Price of an ADS, such other Security, Spin-Off Security, option, warrant, or other right or asset, as the case may be, in respect of such Dealing Day shall be the Closing Price, determined by the Calculation Agent as provided above, on the immediately preceding Dealing Day in respect thereof on which the same can be so determined, provided however that if such immediately preceding Dealing Day falls prior to the fifth day before the Original Date, the Closing Price in respect of such Dealing Day shall be considered to be not capable of being determined pursuant to this proviso (a); and
(q)
if the Closing Price cannot be determined as aforesaid, the Closing Price of ADS, such other Security, Spin-Off Security, option, warrant, or other right or asset, as the case may be, shall be determined as at the Original Date by an Independent Adviser in such manner as it shall determine in good faith to be appropriate, and the Closing Price determined as aforesaid on or as at any Dealing Day shall, if not in the Relevant Currency, be translated into the Relevant Currency at the Prevailing Rate on such Dealing Day.

“Companies Act” means the Companies Act 2006.

“Conversion Date” has the meaning provided in Condition 6.10.

“Conversion Notice” has the meaning provided in the Bond Agreement.

“Conversion Period” has the meaning provided in Condition 6.1.

“Conversion Premium” means 20.00 per cent.

“Conversion Price” has the meaning provided in Condition 6.1.

“Conversion Right” has the meaning provided in Condition 6.1.

“Conversion Right Transfer” has the meaning provided in Condition 6.16.

“Current Market Price “ means, in respect of an Ordinary Share or an ADS at a particular date, the arithmetic average of the daily Volume Weighted Average Price of an Ordinary Share or an ADS, as applicable, on each of the five consecutive Dealing Days ending on the Dealing Day immediately preceding such date (in respect of an Ordinary Share, divided by the number

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

of Ordinary Shares represented by an ADS on the relevant Dealing Day), as determined by the Calculation Agent, provided that:
(r)
for the purposes of determining the Current Market Price pursuant to Condition 6.2(d) or 6.2(f) in circumstances where the relevant event relates to an issue of Ordinary Shares, if at any time during the said five dealing-day period (which may be on each of such five Dealing Days) the Volume Weighted Average Price shall have been based on a price ex-Dividend (or ex- any other entitlement) and/or during some other part of that period (which may be on each of such five Dealing Days) the Volume Weighted Average Price shall have been based on a price cum-Dividend (or cum- any other entitlement), in any such case which has been declared or announced, then:
(i)
if the Ordinary Shares to be so issued do not rank for the Dividend (or entitlement) in question, the Volume Weighted Average Price on the dates on which the ADSs shall have been based on a price cum-Dividend (or cum-any other entitlement) shall for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per ADS as at the Ex-Date in respect of such Dividend or entitlement (or, where on each of the said five Dealing Days the Volume Weighted Average Price shall have been based on a price cum-Dividend (or cum-any other entitlement), as at the date of first public announcement of such Dividend or entitlement), in any such case, determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit; or
(ii)
if the Ordinary Shares to be so issued do rank for the Dividend or entitlement in question, the Volume Weighted Average Price on the dates on which the ADSs shall have been based on a price ex-Dividend (or ex- any other entitlement) shall for the purpose of this definition be deemed to be the amount thereof increased by an amount equal to the Fair Market Value of any such Dividend or entitlement per ADS as at the Ex-Date in respect of such Dividend or entitlement, in any such case, determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit;
(s)
for the purpose of determining the Current Market Price of any Ordinary Shares (including Ordinary Shares represented by ADSs) which may be comprised in a Scrip Dividend, if on any of the said five Dealing Days the Volume Weighted Average Price of an ADS shall have been based on a price cum all or part of such Scrip Dividend, the Volume Weighted Average Price of an ADS on such Dealing Day or Dealing Days shall for the purposes of this definition be deemed to be the amount thereof reduced by an amount equal to the value (as determined in accordance with paragraph (a) of the definition of “Dividend”) of such Scrip Dividend or part thereof per ADS; and
(t)
for any other purpose, if any day during the said five-dealing-day period was the Ex-Date in relation to any Dividend (or any other entitlement) the Volume Weighted Average Prices of an ADS that shall have been based on a price cum- such Dividend (or cum- such entitlement) shall for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per ADS as at the Ex-Date in respect of such Dividend or entitlement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Dealing Day” means, in respect of the ADSs, other Securities, Spin-Off Securities options, warrants or other rights or assets, a day (other than a Saturday or a Sunday) on which the Relevant Stock Exchange in respect thereof is open for business and on which such ADSs, other Securities, Spin-Off Securities options, warrants or other rights or assets (as the case may be) may be dealt in (other than a day on which such Relevant Stock Exchange is scheduled to or does close prior to its regular weekday closing time), provided that, unless otherwise specified or the context otherwise requires, references to “Dealing Day” shall be a Dealing Day in respect of the ADSs.
“De-Listing Event” shall occur if, for whatever reason: (i) the ADSs at any time are not admitted to listing and trading on a Qualifying US Market, or (ii) trading of the ADSs on the Relevant Stock Exchange in respect thereof at any time is suspended (provided that trading of the ADSs shall not be considered to be suspended on any day on which a general suspension of trading on such Relevant Stock Exchange has occurred) (x) for a period of 10 or more consecutive Stock Exchange Dealing Days or (y) in circumstances where such suspension is requested by the Issuer in connection with a corporate reorganisation, for a period of 60 or more consecutive Stock Exchange Dealing Days.
“Deliverable ADSs” has the meaning provided in Condition 9.9.
“Deposit Agreement” has the meaning given to it in the introductory paragraphs of these Conditions.
“Depositary” has the meaning given to it in the introductory paragraphs of these Conditions.
“Dividend” means any dividend or distribution to Shareholders (including a Spin-Off) whether of cash, assets or other property, and however described and whether payable out of a share premium account, profits, retained earnings or any other capital or revenue reserve or account, and including a distribution or payment to Shareholders upon or in connection with a reduction of capital (and for these purposes a distribution of assets includes without limitation an issue of Ordinary Shares (including Ordinary Shares represented by ADSs) or other Securities credited as fully or partly paid up by way of capitalisation of profits or reserves), provided that:
(u)
where a Scrip Dividend is announced, then the Scrip Dividend in question shall be treated as a cash Dividend of an amount equal to the sum of:
(i)
in respect of the portion (if any) of the Scrip Dividend (which may be the whole of the Scrip Dividend) for which a Shareholder or Shareholders may make an election, the value of the option with the highest value, with the value of each option being equal to the value of the relevant property comprising such option as at the Scrip Dividend Valuation Date provided that, in the case of an option comprising more than one type of property, the value of such option shall be equal to the sum of the values of each individual type of property comprising such option, determined as provided below; and
(ii)
in respect of the portion (if any) of the Scrip Dividend (which may be the whole of the Scrip Dividend) which is not subject to such election, the value of such portion as determined as provided below,

and where the “value” of any property in or comprising of a Scrip Dividend shall be determined as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(x) in the case of Ordinary Shares (including Ordinary Shares represented by ADSs) comprised in such Scrip Dividend, the Current Market Price of such Ordinary Shares as at the Scrip Dividend Valuation Date;

(y) in the case of cash comprising in such Scrip Dividend, the Fair Market Value of such cash as at the Scrip Dividend Valuation Date; and

(z) in the case of any other property or assets comprised in such Scrip Dividend, the Fair Market Value of such other property or assets as at the Scrip Dividend Valuation Date;

(b)
any issue of Ordinary Shares falling within Condition 6.2(a) or Condition 6.2(b) shall be disregarded;
(c)
a purchase or redemption or buy back of share capital of the Issuer (including while represented by ADSs) by or on behalf of the Issuer or any of its Subsidiaries shall not constitute a Dividend unless, in the case of a purchase or redemption or buy back of Ordinary Shares or ADSs by or on behalf of the Issuer or any of its Subsidiaries, the weighted average price per Ordinary Share or ADS (before expenses) on any day (a “Specified Share Day”) in respect of such purchases or redemptions or buy backs (translated, if not in the Relevant Currency, into the Relevant Currency at the Prevailing Rate on such day) exceeds by more than 5 per cent. the Current Market Price of an Ordinary Share or, as the case may be, ADS:
(i)
on the Specified Share Day; or
(ii)
where an announcement (excluding, for the avoidance of doubt for these purposes, any general authority for such purchases, redemptions or buy backs approved by a general meeting of Shareholders or any notice convening such a meeting of Shareholders) has been made of the intention to purchase, redeem or buy back Ordinary Shares and/or ADSs at some future date at a specified price or where a tender offer is made, on the date of such announcement or, as the case may be, on the date of first public announcement of such tender offer (and regardless of whether or not a price per Ordinary Share or ADS, a minimum price per Ordinary Share or ADS or a price range or a formula for the determination thereof is or is not announced at such time), in which case such purchase, redemption or buy back shall be deemed to constitute a Dividend in the Relevant Currency in an amount equal to the amount by which the aggregate price paid (before expenses) in respect of such Ordinary Shares or ADSs purchased, redeemed or bought back by or on behalf of the Issuer or, as the case may be, any of its Subsidiaries (translated where appropriate into the Relevant Currency as provided above) exceeds the product of (i) 105 per cent. of such Current Market Price and (ii) the number of Ordinary Shares or ADSs so purchased, redeemed or bought back;

(d)
if the Issuer or any of its Subsidiaries (or any person on its or their behalf) shall purchase, redeem or buy back any depositary or other receipts or certificates representing Ordinary Shares (other than ADSs), the provisions of paragraph (c) above shall be applied in respect thereof in such manner and with such modifications (if any) as shall be determined in good faith by an Independent Adviser;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(e)
where a Dividend in cash is declared which provides for payment by the Issuer in the Relevant Currency (or, in the case of a Scrip Dividend, an amount in cash is or may be paid in the Relevant Currency, whether at the option of Shareholders or otherwise), it shall be treated as a Dividend in cash (or, in the case of a Scrip Dividend, an amount in cash) in such Relevant Currency, and in any other case it shall be treated as a Dividend in cash (or, in the case of a Scrip Dividend an amount in cash) in the currency in which it is payable by the Issuer; and
(f)
a dividend or distribution that is a Spin-Off shall be deemed to be a Dividend paid or made by the Issuer,

and any such determination shall be made in good faith by the Calculation Agent or, where specifically provided, an Independent Adviser and, in either such case, on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit.

“Equity Raise” means the offering and sale by the Company pursuant to a private sale between the Company and prospective investors of certain ADSs representing newly issued Ordinary Shares at a purchase price of U.S.$7.25 per ADS and newly issued Ordinary Shares at a purchase price of U.S.$3.625 and with total gross proceeds of approximately U.S.$8.8 million as described in an announcement made by the Company on 31 March 2022.

“equity share capital” means (other than for the purposes of Condition 6.2(c)), in relation to any entity, its issued share capital excluding any part of that capital which, neither as respects dividends nor as respects capital, carries any right to participate beyond a specific amount in a distribution.

“Event of Default” has the meaning provided in Condition 10.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Ex-Date” means, in relation to any Dividend (including without limitation any Spin-Off), capitalisation, redesignation, reclassification, sub-division, consolidation, issue, grant, offer or other entitlement, unless otherwise defined herein, the first Dealing Day on which the ADSs are traded ex- the relevant Dividend, capitalisation, redesignation, reclassification, sub-division, consolidation, issue, grant, offer or other entitlement on the Relevant Stock Exchange (or, in the case of a Dividend which is a purchase, redemption or buy back of Ordinary Shares (or, as the case may be, any ADSs or other depositary or other receipts or certificates representing Ordinary Shares) pursuant to paragraph (c) (or, as the case may be, paragraph (d)) of the definition of “Dividend”, the date on which such purchase, redemption or buy back is made), and provided that, for the avoidance of doubt, the Ex-Date in respect of a Scrip Dividend shall be deemed to be the Ex-Date in respect of the relevant Dividend or capitalisation as referred to in the definition of “Scrip Dividend”.

“Exempt Newco Scheme” means a Newco Scheme where, immediately after completion of the relevant Scheme of Arrangement, the ordinary shares or units or equivalent of Newco
(or depositary or other receipts or certificates representing ordinary shares or units or equivalent of Newco) are admitted to trading on a Qualifying US Market or an internationally recognised, regularly operating and regulated stock exchange in the United Kingdom, European Economic Area or the United States.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Fair Market Value” means, on any date (the “FMV Date”):

(a)
in the case of a cash Dividend, the amount of such cash Dividend (determined by reference to the per-ADS amount of such cash Dividend where available), as determined in good faith by the Calculation Agent;
(b)
in the case of any other cash amount, the amount of such cash (determined by reference to the per-ADS amount of such cash Dividend where available), as determined in good faith by the Calculation Agent;
(c)
in the case of Securities (including Ordinary Shares and ADSs), Spin-Off Securities, options, warrants or other rights or assets that are publicly traded on a Relevant Stock Exchange of adequate liquidity (as determined in good faith by the Calculation Agent or an Independent Adviser), the arithmetic mean of:
(i)
in the case of Ordinary Shares or ADSs or (to the extent constituting equity share capital) other Securities or Spin-Off Securities, for which a daily Volume Weighted Average Price (disregarding for this purpose proviso (ii) to the definition thereof) can be determined, such daily Volume Weighted Average Price of the Ordinary Shares or ADSs or such other Securities or Spin-Off Securities; and
(ii)
in any other case, the Closing Price of such Securities, Spin-Off Securities, options, warrants or other rights or assets,

in the case of both (a) and (b) during the period of five Dealing Days on the Relevant Stock Exchange for such Securities, Spin-Off Securities, options, warrants or other rights or assets commencing on such FMV Date (or, if later, the date (the “Adjusted FMV Date”) which falls on the first such Dealing Day on which such Securities, Spin-Off Securities, options, warrants or other rights or assets are publicly traded, provided that where such Adjusted FMV Date falls after the fifth day following the FMV Date, the Fair Market Value of such Securities, Spin-Off Securities, options, warrants or other rights or assets shall instead be determined pursuant to paragraph (iv) below, and no such Adjusted FMV Date shall be deemed to apply) or such shorter period as such Securities, Spin-Off Securities, options, warrants or other rights or assets are publicly traded, all as determined in good faith by the Calculation Agent,

(d)
in the case of Securities, Spin-Off Securities, options, warrants or other rights or assets that are not publicly traded on a Relevant Stock Exchange of adequate liquidity (as aforesaid) or where otherwise provided in paragraph (c) above to be determined pursuant to this paragraph (d), an amount equal to the fair market value of such Securities, Spin-Off Securities, options, warrants or other rights or assets as determined in good faith by an Independent Adviser, on the basis of a commonly accepted market valuation method and taking account of such factors as it considers appropriate, including the market price per Ordinary Share or ADS, the dividend yield of an Ordinary Share or ADS, the volatility of such market price, prevailing interest rates and the terms of such Securities, Spin-Off Securities, options, warrants or other rights or assets, and including as to the expiry date and exercise price or the like (if any) thereof.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Such amounts shall (if not expressed in the Relevant Currency on the FMV Date (or, as the case may be, the Adjusted FMV Date)) be translated into the Relevant Currency at the Prevailing Rate on the FMV Date (or, as the case may be, the Adjusted FMV Date), all as determined in good faith by the Calculation Agent.
In addition, in the case of (a) and (b) above, the Fair Market Value shall be determined on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit.
“Final Maturity Date” means the fifth anniversary date of the Closing Date, as specified in the Initial Determinations Notice.
“Floor Price” has the meaning provided in Condition 6.4.
“Free Float” means the aggregate number of Ordinary Shares held by each person or “group” of persons within the meaning of Section 13(d) of the Exchange Act, other than the Issuer and its Subsidiaries and any directors or officers thereof, that owns Ordinary Shares representing less than 5 per cent, of the total number of issued and outstanding Ordinary Shares, as determined by an Independent Adviser acting reasonably and in good faith, in consultation with the Issuer and where for the purposes of this definition: (a) references to “Ordinary Shares” shall include Ordinary Shares represented by outstanding ADSs or other depositary receipts or certificates representing Ordinary Shares; (b) Ordinary Shares held by or on behalf of the Depositary from time to time shall be treated as being held by the holder of the relevant ADSs representing such Ordinary Shares, and not by the Depositary; (c) regulated investment funds, collective investment schemes, social security funds or pension funds that own Ordinary Shares representing less than 10 per cent. of the total number of issued and outstanding Ordinary Shares shall be treated as constituting part of the Free Float; (d) Ordinary Shares held by or on behalf of the Issuer or any of its Subsidiaries or any director or officer thereof shall not be treated as constituting part of the Free Float; and (e) regard shall be had to underlying beneficial holdings behind bare nominees (to the extent such information is available upon reasonable investigation).
A “Free Float Event” shall occur if the number of Ordinary Shares comprising the Free Float on such London and New York business day (as determined by an Independent Adviser acting in good faith) is equal to or less than 20 per cent. of the aggregate number of issued and outstanding Ordinary Shares and where for the purposes of this definition: (a) references to “Ordinary Shares” shall include Ordinary Shares represented by outstanding ADSs or other depositary receipts or certificates representing Ordinary Shares; and (b) Ordinary Shares held by or on behalf of the Depositary from time to time shall be treated as being held by the holder of the relevant ADSs representing such Ordinary Shares, and not by the Depositary on such New York business day. In any such case the Free Float Event shall be deemed to have occurred on such London and New York business day.
“Further Bonds” means further bonds either having the same terms and conditions in all respects as the outstanding Bonds or having the same terms and conditions in all respects as the outstanding Bonds in all respects except for the first payment of interest on them and the first date on which Conversion Rights may be exercised and so that such further issue shall be consolidated and form a single series with the outstanding Bonds, and in each case which shall be issued only in accordance with Condition 17.
“Group” means the Issuer and its Subsidiaries taken as a whole.
“IFRS” means International Financial Reporting Standards.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Independent Adviser” means an independent adviser with appropriate expertise, which may be the Calculation Agent appointed by the Issuer at its own expense and (other than where the initial Calculation Agent is appointed) approved in writing by the Bondholders or, if the Issuer fails to make such appointment and such failure continues for a reasonable period (as determined by the Bondholders, acting reasonably), as may be appointed by the Bondholders (at the expense of the Issuer, and without liability for so doing) following notification to the Issuer, which appointment shall be deemed to be made by the Issuer.
“Initial Conversion Price” has the meaning provided in Condition 6.1.
“Initial Determinations Notice” has the meaning provided in Condition 16.
“Interest ADS Settlement Option” has the meaning provided in Condition 5.1(b).
“Interest Cash Settlement Option Notice” has the meaning provided in Condition 5.1(b).
“Interest Payment Date” has the meaning provided in Condition 5.1(a).
“Interest Period” has the meaning provided in Condition 5.1(a).
“Majority Bondholders” means, at any time, holders of more than 50 per cent. of the principal amount of the Bonds outstanding.
“Market Price” means the Volume Weighted Average Price of an ADS on the relevant Reference Date (translated if necessary into US Dollars at the Prevailing Rate on the Reference Date), provided that if any Dividend or other entitlement in respect of the Ordinary Shares is announced, whether on or prior to or after the relevant Conversion Date, in circumstances where the record date or other due date for the establishment of entitlement of holders of ADSs in respect of such Dividend or other entitlement shall be on or after the Conversion Date and if, on the relevant Reference Date, the Volume Weighted Average Price of an ADS is based on a price ex-Dividend or ex- any other entitlement, then such Volume Weighted Average Price shall be increased by an amount equal to the Fair Market Value (translated into US Dollars at the Prevailing Rate on the Reference Date) of such Dividend or entitlement per ADS as at the date of first public announcement of such Dividend or entitlement (or if that is not a Dealing Day, the immediately preceding Dealing Day), as determined in good faith by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit) and provided that, for the avoidance of doubt, there shall be no double-counting in respect of any Dividend or entitlement.
“Material Subsidiary” means at any relevant time a Subsidiary of the Issuer:
(e)
whose total assets, revenues or profits before taxation (where the Subsidiary in question prepares consolidated accounts, whose total consolidated assets or gross consolidated revenues, as the case may be) attributable to the Issuer represent more than 10 per cent. of the total assets, revenues or profits before taxation of the Issuer, all as calculated by reference to the then latest audited accounts (or consolidated accounts, as the case may be) of such Subsidiary and the then latest audited consolidated accounts of the Issuer and its consolidated Subsidiaries; or
(f)
to which is transferred all or substantially all of the assets and undertaking of a Subsidiary which immediately prior to such transfer is a Material Subsidiary.
“Newco Scheme” means a Scheme of Arrangement:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(g)
which effects the interposition of a limited liability company (“Newco”) between the Shareholders immediately prior to the Scheme of Arrangement (the “Existing Shareholders”) and the Issuer; or
(h)
pursuant to which Newco acquires all the outstanding Ordinary Shares and shares of one or more other entities in exchange for the issue of Exchange Securities to the Existing Shareholders and the issue of Exchange Securities (and, if applicable, such other consideration) to some or all of the holders of such shares (“Existing Shares”) of such other entity or entities (“Existing Holders”) immediately prior to the Scheme of Arrangement, provided that:

(i)
in the case of paragraphs (a) and (b) (except for a nominal holding by initial subscribers) Exchange Securities are only issued to Existing Shareholders and (in the case of paragraph (b) above) Existing Holders;
(ii)
immediately after completion of the Scheme of Arrangement, Newco is (or one or more wholly-owned Subsidiaries of Newco are) the only shareholder (or shareholders) of the Issuer;
(iii)
all Subsidiaries of the Issuer immediately prior to the Scheme of Arrangement (other than (A) Newco, if Newco is then a Subsidiary of the Issuer; or (B) any other Subsidiary of the Issuer or Subsidiaries of the Issuer being disposed of or demerged (or similar) in whole or in part for value on an arms’ length basis in connection with the Newco Scheme) are Subsidiaries of the Issuer (or of Newco) immediately after completion of the Scheme of Arrangement and at such time the Issuer (or Newco) holds, directly or indirectly, the same percentage of the ordinary share capital and equity share capital of those Subsidiaries as was held by the Issuer immediately prior to the Scheme of Arrangement; and
(iv)
no person or persons acting in concert (as defined in the City Code on Takeovers and Mergers) shall, as a result of the Newco Scheme (A) own, acquire or control (or have the right to own, acquire or control) the right to cast more than 50 per cent. of the votes which may ordinarily be cast on a poll at a general meeting of Newco; or (B) own, acquire or control (or have the right to own, acquire or control) more than 50 per cent. of the issued ordinary shares of Newco; or (C) obtain the power to appoint and/or remove all or a majority of the members of the board of directors of Newco, and for the purposes of this definition “Exchange Securities” means ordinary shares, units or equivalent of Newco or depositary receipts or certificates representing ordinary shares, units of equivalent of Newco.

“Newco Scheme Modification” means amendments to these Conditions, the Bond Documents or the Bonds which are made pursuant to or in accordance with the provisions of Condition 6.16 in order to effect a Conversion Right Transfer or Condition 11(g) following or as part of a Newco Scheme (and subject to and in accordance with Condition 15).
“Notice Business Day” means a day which is a business day in each of London and New York.
“Offer Period” has the meaning provided in Condition 9.9(c).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Ordinary Shares” means fully paid ordinary shares in the capital of the Issuer with, on the Closing Date, a nominal amount of £0.0025 each.
“outstanding” means, in relation to the Bonds, all Bonds issued except (a) those which have been redeemed in accordance with these Conditions, (b) those in respect of which Conversion Rights have been exercised and the Issuer’s obligations to issue and/or deliver Ordinary Shares (and/or, in the case of a Cash Alternative Election, the Issuer’s obligation to pay the Cash Alternative Amount (and Additional Cash Alternative Amount, if any)) have been duly performed, (c) those in respect of which the date for redemption has occurred and the redemption moneys (including all interest accrued on such Bonds to the date for such redemption and any interest payable under Condition 5 after such date) have been duly paid to the relevant Bondholder and for any obligations to issue or deliver Ordinary Shares or ADSs have been performed, and (d) those which have been purchased and cancelled as provided in Condition 7; provided that for the purposes of (1) ascertaining the right to vote on any voting matters pursuant to Condition 14, (2) the determination of how many and which Bonds are outstanding for the purposes of Conditions 10 and 14, and (3) the exercise of any discretion, power or authority which each Bondholder is required, expressly or impliedly, to exercise, those Bonds which are beneficially held by or on behalf of the Issuer or any member of the Group or any of their respective affiliates and not cancelled shall (unless no longer so held) be deemed not to remain outstanding.
“Payment Details” means, with respect to each Bondholder, the instructions provided by it to the Issuer for the payment to the Bondholder of US Dollar cash payments and issue or delivery to the Bondholder of ADSs (and which shall, for so long as the ADSs are held through DTS, include DTS account details), and which may be updated by a Bondholder at any time by giving notice to the Issuer.
“Permitted Cessation of Business” has the meaning provided in Condition 6.16.
a “person” includes any individual, company, corporation, firm, partnership, joint venture, trust, undertaking, association, organisation, or state or agency of a state or any political subdivisions thereof (in each case whether or not being a separate legal entity).
“Physically Settled ADSs” means, in respect of any exercise of Conversion Rights, (i) the Reference ADSs or (ii) where such exercise is the subject of a Cash Alternative Election, such number of ADSs (which may be equal to zero) as is equal to the Reference ADSs minus the Cash Settled ADSs.
“Potential Event of Default” means an event or circumstance which could, with the giving of notice, lapse of time, issue of a certificate and/or fulfilment of any other requirement provided for in Condition 10, become an Event of Default.
“Prevailing Rate” means, in respect of any pair of currencies on any day, the spot mid-rate of exchange between the relevant currencies prevailing as at 4.00p.m. (London time) on that date (for the purpose of this definition, the “Original Date”) as appearing on or derived from Bloomberg page BFIX (or any successor page) in respect of such pair of currencies, or, if such a rate cannot be so determined, the rate prevailing as at 4.00p.m. (London time) on the immediately preceding day on which such rate can be so determined, provided that if such immediately preceding day falls earlier than the fifth day prior to the Original Date or if such rate cannot be so determined (all as determined in good faith by the Calculation Agent), the Prevailing Rate in respect of the Original Date shall be the rate determined in such other manner as an Independent Adviser shall consider appropriate.
“Principal ADS Settlement Option” has the meaning provided in Condition 7.1(b).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Principal Cash Settlement Option Notice” has the meaning provided in Condition 5.1(b).
“Qualifying US Market” means each of the NASDAQ Capital Market, NASDAQ Global Market, NASDAQ Select Market, New York Stock Exchange or NYSE American (or any of their respective successors).
“Record Date” has the meaning provided in Condition 9.3.
“Reference Date” means, in relation to a Retroactive Adjustment or an ADS Settlement Retroactive Adjustment, the date as of which the relevant Retroactive Adjustment or, as the case may be, the relevant ADS Settlement Retroactive Adjustment takes effect or, in any such case, if that is not a Dealing Day, the next following Dealing Day.
“Reference ADS Price “ means U.S.$7.25.
“Reference ADSs” means, in respect of the exercise of Conversion Rights by a Bondholder, the number of ADSs (rounded down, if necessary, to the nearest whole number) determined in good faith by the Calculation Agent by dividing the principal amount of the Bonds which are the subject of the relevant exercise of Conversion Rights by the Conversion Price in effect on the relevant Conversion Date, except that where the Conversion Date falls on or after the date an adjustment to the Conversion Price takes effect pursuant to Conditions 6.2(a), 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i) but on or prior to the record date or other due date for establishment of entitlement in respect of the relevant event giving rise to such adjustment, then the Conversion Price in respect of such exercise shall be such Conversion Price as would have been applicable to such exercise had no such adjustment been made.
“Relevant Currency” means, at any time, the currency in which the ADSs are quoted or dealt in at such time on the Relevant Stock Exchange in respect thereof.
“Relevant Date” means, in respect of any Bond, whichever is the later of:
(i)
the date on which payment in respect of it first becomes due; and
(j)
if any amount payable is improperly withheld or refused, the date on which payment in full of the amount outstanding is made to Bondholders.
A “Relevant Event” shall occur upon the occurrence of any of the following:
(k)
a Change of Control; or
(l)
a De-Listing Event; or
(m)
a Free Float Event.
“Relevant Event Notice” has the meaning provided in Condition 6.9.
“Relevant Event Period” means the period commencing on the date on which a Relevant Event occurs and ending 60 calendar days following such date or, if later, 60 calendar days following the date on which a Relevant Event Notice is given to Bondholders as required by Condition 6.9 or, in any such case, if that is not a Notice Business Day, the next following Notice Business Day.
“Relevant Event Put Date” has the meaning provided in Condition 7.2.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Relevant Stock Exchange” means:
(n)
in respect of the ADSs, NASDAQ Global Market or, if at the relevant time the ADSs are not at that time listed and admitted to trading on NASDAQ Global Market, the principal stock exchange or securities market on which the ADSs are then listed and admitted to trading;
(o)
in respect of the Ordinary Shares, AIM or, if at the relevant time the Ordinary Shares are not at that time admitted to trading on AIM, the principal stock exchange or securities market on which the Ordinary Shares are then listed, admitted to trading or quoted or dealt in, if applicable; and
(p)
in respect of any Securities (other than ADSs), Spin-Off Securities, options, warrants or other rights or assets, the principal stock exchange or securities market on which such Securities, Spin-Off Securities, options, warrants or other rights or assets are then listed and admitted to trading, where “principal stock exchange or securities market” shall mean the stock exchange or securities market on which such ADSs, Ordinary Shares, such other Securities, Spin-Off Securities, options, warrants or other rights or assets are listed and admitted to trading, provided that if such ADSs, Ordinary Shares, such other Securities, Spin-Off Securities, options, warrants or other rights or assets are listed and admitted to trading (as the case may be) on more than one stock exchange or securities market at the relevant time, then “principal stock exchange or securities market” shall mean that stock exchange or securities market on which such ADSs, Ordinary Shares, such other Securities, Spin-Off Securities, options, warrants or other rights or assets are then traded as determined by the Calculation Agent (if the Calculation Agent determines that it is able to make such determination) or (in any other case) by an Independent Adviser by reference to the stock exchange or securities market with the highest average daily trading volume in respect of such ADSs, Ordinary Shares, such other Securities, Spin-Off Securities, options, warrants or other rights or assets.

“Reset Conversion Price” has the meaning provided in Condition 6.4.
“Reset Date” has the meaning provided in Condition 6.4.
“Reset Price Floor” has the meaning provided in Condition 6.4.
A “Retroactive Adjustment” shall occur if the Conversion Date in relation to the conversion of any Bond shall be (i) after the date which is the record date in respect of any consolidation, reclassification, redesignation or sub-division as is mentioned in Condition 6.2(a), or which is the record date or other due date for the establishment of entitlement for any such issue, distribution, grant or offer (as the case may be) as is mentioned in Condition 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i), or which is the date of the first public announcement of the terms of any such issue or grant as is mentioned in Condition 6.2(f) and 6.2(g) or of the terms of any such modification as is mentioned in Condition 6.2(h); and (ii) before the relevant adjustment to the Conversion Price becomes effective under Condition 6.2.
“Scheduled Amortisation Payment Date” has the meaning provided in Condition 5.1(a).
“Scheme of Arrangement” means a scheme of arrangement, share for share exchange or analogous procedure.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Scrip Dividend” means:
(q)
a Dividend in cash which is to be satisfied, or a Dividend in cash which may at the election of a Shareholder or Shareholders be satisfied, in whole or in part, by the issue or delivery of Ordinary Shares (including Ordinary Shares represented by ADSs) and/or other property or assets; or
(r)
an issue of Ordinary Shares (including Ordinary Shares represented by ADSs) or other property or assets by way of a capitalisation of profits or reserves (including any share premium account or capital redemption reserve, and whether described as a scrip or share dividend or distribution or otherwise) which is to be satisfied, or which may at the election of a Shareholder or Shareholders be satisfied, in whole or in part, by the payment of cash.
“Scrip Dividend Valuation Date” means:
(s)
in respect of any portion of a Scrip Dividend for which a Shareholder or Shareholders may make an election, the later of (i) the Ex-Date in relation to the relevant dividend or capitalisation, (ii) the last day on which the relevant election can be made by such Shareholder or Shareholders, and (iii) the date on which the number of Ordinary Shares, amount of cash, or amount of other property or assets, as the case may be, which may be issued or delivered is publicly announced; or
(t)
in respect of any portion of a Scrip Dividend which is not subject to such election, the later of (i) the Ex-Date in relation to the relevant dividend or capitalisation and (ii) the date on which the number of Ordinary Shares (including Ordinary Shares represented by ADSs), amount of cash or amount of such other property or assets, as the case may be, to be issued and delivered is publicly announced.
“Securities” means any equity securities including, without limitation, Ordinary Shares, ADSs and any other shares in the capital of the Issuer, and options, warrants or other rights to subscribe for or purchase or acquire Ordinary Shares or ADSs or any other shares in the capital of the Issuer.
“Securities Act” means the United States Securities Act of 1933, as amended.
“Shareholders” means the holders of Ordinary Shares (including Ordinary Shares represented by ADSs).
“Specified Date” has the meaning provided in Conditions 6.2(f), 6.2(g) and 6.2(h).
“Specified Taxes” has the meaning provided in Condition 6.10.
“Spin-Off” means:
(u)
a distribution of Spin-Off Securities by the Issuer to Shareholders as a class; or
(v)
any issue, transfer or delivery of any property or assets (including cash or shares or other securities of or in or issued or allotted) by any entity (other than the Issuer) to Shareholders as a class or, in the case of or in connection with a Scheme of Arrangement, Existing Shareholders as a class (but excluding the issue and allotment of ordinary shares (or depositary or other receipts or certificates representing such ordinary shares) by Newco to Existing Shareholders as a class), pursuant in each case to any arrangements with the Issuer or any of its Subsidiaries.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“Spin-Off Securities” means equity share capital of an entity other than the Issuer or options, warrants or other rights to subscribe for or purchase equity share capital of an entity other than the Issuer.
“Stock Exchange Dealing Day” means a day (other than a Saturday or a Sunday) on which the Relevant Stock Exchange in respect of the ADSs is open for business (whether or not such day is a Dealing Day) (other than a day on which such Relevant Stock Exchange is scheduled to or does close prior to its regular weekday closing time).
“Subsidiary” means a subsidiary undertaking within the meaning of section 1162 of the Companies Act 2006 as if the words “is a member of the undertaking and” had been deleted from subsections 1162(2)(b) and (d).
“Successor in Business” has the meaning provided in Condition 6.16.
“Volume Weighted Average Price” means, in respect of an ADS, such other Security or, as the case may be, a Spin-Off Security, on any Dealing Day in respect thereof, the volume weighted average price on such Dealing Day on the Relevant Stock Exchange (where the Relevant Stock Exchange is a Qualifying US Market, in composite transactions) on such Dealing Day of an ADS, such other Security or, as the case may be, a Spin-Off Security, as published by or derived from Bloomberg page HP (or any successor page) (setting Weighted Average Line or any other successor setting and using values not adjusted for any event occurring after such Dealing Day; and for the avoidance of doubt, all values will be determined with all adjustment settings on the DPDF Page, or any successor or similar setting, switched off) in respect of such ADS, such other Security, or, as the case may be, Spin-Off Security and such Relevant Stock Exchange (and for the avoidance of doubt such Bloomberg code for the ADSs in composite transactions as at the Closing Date is “RNLX US <equity>“ and for the Ordinary Shares on their Relevant Stock Exchange as at the Closing Date is “RENX LN <equity>“) if available or, in any other case, such other source (if any) as shall be determined in good faith to be appropriate by an Independent Adviser on such Dealing Day provided that:
(w)
if on any such Dealing Day (for the purposes of this definition, the “Original Date”) such price is not available or cannot otherwise be determined as provided above, the Volume Weighted Average Price of an ADS, an Ordinary Share, such other Security or Spin-Off Security, as the case may be, in respect of such Dealing Day shall be the Volume Weighted Average Price, determined as provided above, on the immediately preceding Dealing Day in respect thereof on which the same can be so determined, provided however that if such immediately preceding Dealing Day falls prior to the fifth day before the Original Date, the Volume Weighted Average Price in respect of such Dealing Day shall be considered to be not capable of being determined pursuant to this proviso (a); and
(x)
if the Volume Weighted Average Price cannot be determined as aforesaid, the Volume Weighted Average Price of an ADS, an Ordinary Share, such other Security or Spin-Off Security, as the case may be, shall be determined as at the Original Date by an Independent Adviser in such manner as it shall determine in good faith to be appropriate, and the Volume Weighted Average Price determined as aforesaid on or as at any Dealing Day shall, if not in the Relevant Currency, be translated into the Relevant Currency at the Prevailing Rate on such Dealing Day.

“Voting Rights” means in relation to any entity the right generally to vote at a general meeting of Shareholders of such entity (irrespective of whether or not, at the time, stock of any other

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

class or classes shall have, or might have, voting power by reason of the happening of any contingency) or to elect the majority of the members of the board of directors or other governing body of such entity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

“£” means the lawful currency for the time being of the United Kingdom.
“$”, “U.S.$”, “USD” and “US Dollar” means the lawful currency for the time being of the United States.

References to any act or statute or any provision of any act or statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

References to any issue or offer or grant to Shareholders or Existing Shareholders “as a class” or “by way of rights” shall be taken to be references to an issue or offer or grant to all or substantially all Shareholders or Existing Shareholders, as the case may be, other than Shareholders or Existing Shareholders, as the case may be, to whom, by reason of the laws of any territory or requirements of any recognised regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant.

In making any calculation or determination of 5-Day ADSSO Average Market Price, 10-Day ADSSO Average Market Price, 30-Day Reset Average Market Price Closing Price, Current Market Price or Volume Weighted Average Price, such adjustments (if any) shall be made in good faith and as the Calculation Agent or an Independent Adviser considers appropriate to reflect any change in the number of Ordinary Shares represented by an ADS or any consolidation or sub-division of the Ordinary Shares or any issue of Ordinary Shares by way of capitalisation of profits or reserves, or any like or similar event.

For the purposes of Conditions 6.1, 6.2, 6.3, 6.10 and 6.12 and Condition 11 only, (i) references to the “issue” of ADSs or Ordinary Shares or ADSs or Ordinary Shares being “issued” shall include the transfer and/or issue and delivery of ADSs or Ordinary Shares (including without limitation Ordinary Shares represented by ADSs), whether newly issued and allotted or previously existing or held by or on behalf of the Issuer or any of its Subsidiaries, and (ii) Ordinary Shares (including without limitation Ordinary Shares represented by ADSs) held by or on behalf of the Issuer or any of its Subsidiaries (and which, in the case of Condition 6.2(d), do not rank for the relevant right or other entitlement) shall not be considered as or treated as “in issue” or “issued”, or entitled to receive the relevant Dividend, right or other entitlement.

4.
Registration and Transfer of Bonds
4.1
Registration

The Issuer will keep or will cause to be kept a Register as provided in Clause 5 (Register and Title) of the Bond Agreement.

4.2
Transfer

Bonds may be transferred in accordance with the provisions of Clauses 5 (Register and Title) and 11 (Transfer of Rights and Obligations) of the Bond Agreement.

5.
Interest
5.1
Interest Rate
(a)
Interest Rate

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

The Bonds bear interest from (and including) the Closing Date at the rate of 5.5 per cent. per annum (the “Rate of Interest”) payable quarterly in arrear in equal instalments of $13.75 per each $1,000 (the “Calculation Amount”) in principal amount of the Bonds outstanding on the date falling three months after the Closing Date and on each three-month anniversary date thereof (each such date, an “Interest Payment Date”, as specified in the Initial Determinations Notice), with the final Interest Payment Date falling on the Final Maturity Date.

The amount of interest payable per each Calculation Amount in principal amount of the Bonds outstanding in respect of any period which is shorter than an Interest Period shall be calculated by the Calculation Agent as the product (rounded to nearest integral multiple of $0.01 (with $0.005 being rounded upwards)) of: (i) the Calculation Amount; (ii) the Rate of Interest; and (iii) a fraction, the numerator of which is the number of days in the relevant period and the denominator of which is the product of (A) the number of days from (and including) the immediately preceding Interest Payment Date (or, if none, the Closing Date) to (but excluding) the next Interest Payment Date and (B) 4, being the number of Interest Periods normally ending in any year.

“Interest Period” means the period beginning on (and including) the Closing Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date.

(b)
Deemed Interest ADS Settlement Option Exercise

In respect of the interest payment due on each Interest Payment Date, the Issuer shall be deemed to have exercised its option (the “Interest ADS Settlement Option”) to make payment of the relevant interest amount by the issue or transfer and delivery of Deliverable ADSs (and, if applicable, Additional Deliverable ADSs) to Bondholders with respect to all, and not some only, of the Bonds subject to and in accordance with the provisions of Condition 9.9, except if (i) the Issuer shall elect (in its sole discretion), by giving notice thereof (an “Interest Cash Settlement Option Notice”) (which notice shall be irrevocable) to Bondholders in accordance with Condition 16 at least two Notice Business Days prior to such Interest Payment Date, to satisfy its obligation to make payment on such Interest Payment Date pursuant to this Condition 5.1 by paying in cash, or (ii) an ADS Settlement Liquidity Event is occurring or occurs prior to the issue or transfer and delivery of the relevant Deliverable ADSs (in which case, in the case of (i) or (ii) the interest payment shall be paid by the Issuer in cash).

5.2
Accrual of Interest

Each Bond will cease to bear interest (i) where the Conversion Right shall have been exercised by a Bondholder, from the Interest Payment Date immediately preceding the relevant Conversion Date or, if none, the Closing Date (subject in any such case as provided in Condition 6.13) or (ii) where such Bond is redeemed or repaid pursuant to Condition 7 or Condition 10 from the due date for redemption or repayment thereof unless payment of principal is improperly withheld or refused or, following any election by the Issuer to exercise the ADS Settlement Option, the Issuer fails duly to perform its obligations to issue and deliver the Deliverable ADSs in accordance with Condition 9.9, in which event interest will continue to accrue at the rate specified in Condition 5.1 (both before and after judgment) up to, but excluding, the Relevant Date or, as the case may be, until such issue and delivery of Deliverable ADSs is duly made in accordance with Condition 9.9.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.
Conversion of Bonds
6.1
Conversion Period and Conversion Price

Subject to the right of the Issuer to make a Cash Alternative Election and as otherwise provided in these Conditions, each Bond shall entitle the holder to convert each principal amount of such Bond which is outstanding into new and/or existing ADSs representing Ordinary Shares (or representing rights to receive Ordinary Shares, such Ordinary Shares being issued to and held by the Depositary) as determined by the Issuer, credited as fully paid (a “Conversion Right”).

The number of ADSs to be issued and/or transferred and delivered on exercise of a Conversion Right (subject to the right of the Issuer to make a Cash Alternative Election) shall be equal to the Reference ADSs in respect of such exercise, subject to Condition 6.3.

The “Conversion Price” is initially U.S.$8.70 (the “Initial Conversion Price”). The Conversion Price is subject to adjustment in the circumstances described in Condition 6.2, Condition 6.4 and Condition 6.5.

Subject to and as provided in these Conditions, the Conversion Right in respect of a Bond may be exercised, at the option of the holder thereof, at any time subject to any applicable fiscal or other laws or regulations and as hereinafter provided from (and including) the 41 st day after the Closing Date to (and including) the date falling five London and New York business days prior to the Final Maturity Date, unless there shall be a default in making payment in respect of such Bond on any such date fixed for redemption, in which event the Conversion Right shall extend up to (and including) the date on which the full amount of such payment becomes available for payment and notice of such availability has been given to Bondholders or, if earlier, the Final Maturity Date; provided that, in each case, if such final date for the exercise of Conversion Rights is not a London and New York business day, then the period for exercise of Conversion Rights by Bondholders shall end on (and including) the immediately preceding London and New York business day.

The period during which Conversion Rights may (subject as provided below) be exercised by a Bondholder is referred to as the “Conversion Period”.

Fractions of ADSs will not be issued or transferred and delivered on exercise of Conversion Rights or pursuant to Condition 6.3 and no cash payment or other adjustment will be made in lieu thereof. However, if the Conversion Right in respect of more than one Bond is exercised at any one time such that ADSs to be issued and/or transferred and delivered on conversion or pursuant to Condition 6.3 are to be registered in the same name, the number of such ADSs to be issued and/or transferred and delivered in respect thereof shall, in accordance with the definition of “Reference ADSs”, be calculated by the Calculation Agent on the basis of the aggregate principal amount of such Bonds being so converted and rounded down to the nearest whole number of ADSs.

Conversion Rights may not be exercised (i) following the giving of notice by the holders of at least one-quarter in principal amount of the Bonds then outstanding pursuant to Condition 10; (ii) in respect of a Bond in respect of which the relevant holder has exercised its right to require the Issuer to redeem pursuant to Condition 7.2; or (iii) in the period from the Record Date immediately preceding an Interest Payment Date or Amortisation Payment Date until such Interest Payment Date or Amortisation Payment Date (both dates inclusive).

Subject to the right of the Issuer to make a Cash Alternative Election, the Issuer will procure that ADSs to be issued and/or transferred and delivered on exercise of Conversion Rights

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

will be issued and/or transferred and delivered to, or to the order of, the holder of the Bonds in accordance with the Payment Details in accordance with the provisions of Condition 6.10. Such ADSs will be deemed to be issued and/or transferred and delivered as of the relevant Conversion Date. Any Additional ADSs to be issued and/or transferred and delivered pursuant to Condition 6.3 will be deemed to be issued and/or transferred and delivered as of the relevant Reference Date.

Where there is any change to the number of Ordinary Shares represented by each ADS, or where following a change in the Relevant Stock Exchange for the Shares or otherwise the Ordinary Shares are no longer represented by ADSs but are instead represented by depositary or other receipts or certificates which are not ADSs, such modification shall be made to the operation of these Conditions, including without limitation, the adjustment provisions as is appropriate to give the intended result, as determined by an Independent Adviser or (if the Calculation Agent determines in its sole discretion it is capable of making such determination in its capacity as Calculation Agent) the Calculation Agent.

The Bondholder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will deliver the ADSs received pursuant to conversion of the Bonds (including ADSs received pursuant to any ADS Settlement Option) to close out or repay the borrow associated with any Short Sale executed by it, except in compliance with applicable law. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

Prior to the 41st day after the Closing Date, no offer or sale of Bonds may be made, and no transfer of the Bonds will be effected, except in compliance with Rule 903 or Rule 904 of Regulation S, pursuant to registration of the Bonds under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

6.2
Adjustment of Conversion Price

Subject to the provisions of this Condition 6, upon the occurrence of any of the events described below, the Conversion Price shall be adjusted by the Calculation Agent as follows:

(a)
Consolidation, reclassification, redesignation or subdivision

If and whenever there shall be a consolidation, reclassification, redesignation or subdivision affecting the number of Ordinary Shares in issue, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

where:

A is the aggregate number of Ordinary Shares in issue immediately before such consolidation, reclassification, redesignation or subdivision, as the case may be;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

B is the aggregate number of Ordinary Shares in issue immediately after, and as a result of, such consolidation, reclassification, redesignation or subdivision, as the case may be;

C is the number of Ordinary Shares represented by an ADS following or as a result or consequence of such consolidation, reclassification, redesignation or subdivision, as the case may be; and

D is the number of Ordinary Shares represented by an ADS immediately prior to such consolidation, reclassification, redesignation or subdivision, as the case may be.

Such adjustment shall become effective on the Effective Date.

“Effective Date” means, in respect of this paragraph (a), the date on which the consolidation, reclassification, redesignation or sub-division, as the case may be, takes effect.

(b)
Capitalisation of profits or reserves

If and whenever the Issuer shall issue any Ordinary Shares credited as fully paid to Shareholders by way of capitalisation of profits or reserves, including any share premium account or capital redemption reserve (other than an issue of Ordinary Shares constituting a Scrip Dividend) the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

where:

A is the aggregate number of Ordinary Shares in issue immediately before such issue;

B is the aggregate number of Ordinary Shares in issue immediately after such issue;

C is the number of Ordinary Shares represented by an ADS following or as a result or consequence of such issue of Ordinary Shares; and

D is the number of Ordinary Shares represented by an ADS immediately prior to such issue of Ordinary Shares.

Such adjustment shall become effective on the Effective Date.

“Effective Date” means, in respect of this paragraph (b), the date of issue of such Ordinary Shares.

(c)
Dividends

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

where:

A is the Current Market Price of one Ordinary Share on the Ex-Date in respect of such Dividend; and

B is the portion of the Fair Market Value of the aggregate Dividend attributable to one Ordinary Share, with such portion being determined by dividing the Fair Market Value of the aggregate Dividend by the number of Ordinary Shares entitled to receive the relevant Dividend (or, in the case of a purchase, redemption or buy back of Ordinary Shares, ADSs or any depositary or other receipts or certificates representing Ordinary Shares by or on behalf of the Issuer or any Subsidiary of the Issuer, by the number of Ordinary Shares in issue immediately following such purchase, redemption or buy back, and treating as not being in issue any Ordinary Shares, or any Ordinary Shares represented by ADSs or other depositary or other receipts or certificates, purchased, redeemed or bought back).

Such adjustment shall become effective on the Effective Date.

“Effective Date” means, in respect of this paragraph (c)(i), the later of (A) the Ex-Date in respect of such `Dividend and (B) the first date upon which the Fair Market Value of the relevant Dividend is capable of being determined as provided herein.

(i)
For the purposes of the above, Fair Market Value shall (subject as provided in the definition of “Dividend” and in the definition of “Fair Market Value”) be determined as at the Ex-Date in respect of the relevant Dividend.
(d)
Rights issues

If and whenever the Issuer or any Subsidiary of the Issuer or (at the direction or request or pursuant to any arrangements with the Issuer or any Subsidiary of the Issuer) any other company, person or entity shall issue any Ordinary Shares to Shareholders as a class by way of rights, or shall issue or grant to Shareholders as a class by way of rights, any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares, or any other Securities which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or the right to otherwise acquire, any Ordinary Shares (or shall grant any such rights in respect of existing Securities so issued), in each case at a consideration receivable per Ordinary Share (based, where appropriate, on such number of Ordinary Shares as is determined pursuant to the definition of “C” and the proviso below) which is less than 95 per cent. of the Current Market Price per Ordinary Share on the Ex-Date in respect of the relevant issue or grant, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

where:

A is the number of Ordinary Shares in issue on such Ex-Date;

B is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares issued by way of rights, or for the Securities issued by way of rights and upon exercise of rights of conversion into, or exchange or subscription for, or the right to otherwise acquire, Ordinary Shares, or for the options or warrants or other rights issued by way of rights and for the total number of Ordinary Shares deliverable on the exercise thereof, would purchase at such Current Market Price per Ordinary Share on the Ex-Date; and

C is the number of Ordinary Shares to be issued or, as the case may be, the maximum number of Ordinary Shares which may be issued upon exercise of such options, warrants or rights calculated as at the date of issue of such options, warrants or rights or upon conversion or exchange or exercise of rights of subscription or purchase or other rights of acquisition in respect thereof at the initial conversion, exchange, subscription, purchase or acquisition price or rate;

provided that if on such Ex-Date such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time, then for the purposes of this paragraph (d), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at such Ex-Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on such Ex-Date.

Such adjustment shall become effective on the Effective Date.

“Effective Date “ means, in respect of this paragraph (d), the later of (i) the Ex-Date in respect of the relevant issue or grant and (ii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this paragraph (d).

(e)
Issue of Securities to Shareholders

If and whenever the Issuer or any Subsidiary of the Issuer or (at the direction or request or pursuant to any arrangements with the Issuer or any Subsidiary of the Issuer) any other company, person or entity shall (other than in the circumstances the subject of paragraph (d) above and other than constituting a Scrip Dividend) issue any Securities to Shareholders as a class by way of rights or grant to Shareholders as a class by way of rights any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Securities, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

where:

A is the Current Market Price of one Ordinary Share on the Ex-Date in respect of the relevant issue or grant; and

B is the Fair Market Value on such Ex-Date of the portion of the rights attributable to one Ordinary Share.

Such adjustment shall become effective on the Effective Date.

“Effective Date” means, in respect of this paragraph (e), the later of (i) the Ex-Date in respect of the relevant issue or grant and (ii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this paragraph (e).

(f)
Issue of Ordinary Shares at below Current Market Price

If and whenever the Issuer shall issue (otherwise than as mentioned in paragraph (d) above) wholly for cash or for no consideration any Ordinary Shares (other than Ordinary Shares represented by ADSs transferred or delivered on conversion of the Bonds (which term shall for this purpose include any Further Bonds) or on the exercise of any rights of conversion into, or exchange or subscription for or purchase of, or rights to otherwise acquire, Ordinary Shares and other than constituting a Scrip Dividend) or if and whenever the Issuer or any Subsidiary of the Issuer or (at the direction or request or pursuant to any arrangements with the Issuer or any Subsidiary of the Issuer) any other company, person or entity shall issue or grant (otherwise than as mentioned in paragraph (d) above) wholly for cash or for no consideration any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares (other than the Bonds, which term shall for this purpose include any Further Bonds), in each case at consideration receivable per Ordinary Share (based, where appropriate, on such number of Ordinary Shares as is determined pursuant to the definition of “C” and the proviso below) which is less than 95 per cent. of the Current Market Price per Ordinary Share on the date of first public announcement of the terms of such issue or grant, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

where:

A is the number of Ordinary Shares in issue immediately before the date of first public announcement of the terms of such issue of Ordinary Shares or issue or grant of options, warrants or other rights as provided above;

B is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the issue of such Ordinary Shares or, as the case may be, for the Ordinary Shares to be issued or otherwise made available upon the exercise of any such options, warrants or rights, would purchase at such Current Market Price per Ordinary Share on the date of first public announcement of the terms of such issue or grant; and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

C is the number of Ordinary Shares to be issued pursuant to such issue of such Ordinary Shares or, as the case may be, the maximum number of Ordinary Shares which may be issued upon exercise of such options, warrants or rights calculated as at the date of issue of such options, warrants or rights;

provided that if on the date of first public announcement of the terms of such issue or grant (as used in this paragraph (f), the “Specified Date”) such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time, then for the purposes of this paragraph (f), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Specified Date and as if such conversion, exchange, subscription, purchase, acquisition had taken place on the Specified Date.

Such adjustment shall become effective on the Effective Date.

“Effective Date” means, in respect of this paragraph (f), the later of (i) the date of issue of such Ordinary Shares or, as the case may be, the issue or grant of such options, warrants or rights and (ii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this paragraph (f).

(g)
Other issues

If and whenever the Issuer or any Subsidiary of the Issuer or (at the direction or request of or pursuant to any arrangements with the Issuer or any Subsidiary of the Issuer) any other company, person or entity shall (otherwise than as mentioned in paragraphs (d), (e) or (f) above) issue wholly for cash or for no consideration any Securities (other than the Bonds which term shall for this purpose exclude any Further Bonds and other than constituting a Scrip Dividend) which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, purchase of, or rights to otherwise acquire, Ordinary Shares (or shall grant any such rights in respect of existing Securities so issued) or Securities which by their terms might be reclassified or redesignated as Ordinary Shares, and the consideration per Ordinary Share (based, where appropriate, on such number of Ordinary Shares as is determined pursuant to the definition of “C” and the proviso below) receivable upon conversion, exchange, subscription, purchase, acquisition, reclassification or redesignation is less than 95 per cent. of the Current Market Price per Ordinary Share on the date of first public announcement of the terms of the issue of such Securities (or the terms of such grant), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

where:

A is the number of Ordinary Shares in issue immediately before the date of first public announcement of the terms of the issue of such Securities (or the terms of such grant);

B is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares to be issued or otherwise made available

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

upon conversion or exchange or upon exercise of the right of subscription,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

purchase or acquisition attached to such Securities or, as the case may be, for the Ordinary Shares to be issued or to arise from any such reclassification or redesignation would purchase at such Current Market Price per Ordinary Share on the date of first public announcement of the terms of the issue of such Securities (or the terms of such grant); and

C is the maximum number of Ordinary Shares to be issued or otherwise made available upon conversion or exchange of such Securities or upon the exercise of such right of subscription, purchase or acquisition attached thereto at the initial conversion, exchange, subscription, purchase or acquisition price or rate or, as the case may be, the maximum number of Ordinary Shares which may be issued or arise from any such reclassification or redesignation;

provided that if on the date of first public announcement of the terms of the issue of such Securities (or the terms of such grant) (as used in this paragraph, the “Specified Date”) such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time (which may be when such Securities are converted or exchanged or rights of subscription, purchase or acquisition are exercised or, as the case may be, such Securities are reclassified or redesignated or at such other time as may be provided), then for the purposes of this paragraph (g), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Specified Date and as if such conversion, exchange, subscription, purchase or acquisition, reclassification or, as the case may be, redesignation had taken place on the Specified Date.

Such adjustment shall become effective on the Effective Date.

“Effective Date” means, in respect of this paragraph (g), the later of (i) the date of issue of such Securities or, as the case may be, the grant of such rights and (ii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this paragraph (g).

(h)
Modification of rights

If and whenever there shall be any modification of the rights of conversion, exchange, subscription, purchase or acquisition attaching to any Securities (other than the Bonds, which term shall for this purpose include any Further Bonds) which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or the right to otherwise acquire, any Ordinary Shares (other than in accordance with the terms (including terms as to adjustment) applicable to such Securities upon issue) so that following such modification the consideration per Ordinary Share (based, where appropriate, on such number of Ordinary Shares as is determined pursuant to the definition of “C” and the proviso below) receivable upon conversion, exchange, subscription, purchase or acquisition has been reduced and is less than 95 per cent. of the Current Market Price per Ordinary Share on the date of first public announcement of the terms for such modification, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

where:

A is the number of Ordinary Shares in issue immediately before the date of first public announcement of the terms for such modification;

B is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares to be issued or otherwise made available upon conversion or exchange or upon exercise of the right of subscription, purchase or acquisition attached to the Securities so modified would purchase at such Current Market Price per Ordinary Share on the date of first public announcement of the terms for such modification or, if lower, the existing conversion, exchange, subscription, purchase or acquisition price or rate of such Securities; and

C is the maximum number of Ordinary Shares which may be issued or otherwise made available upon conversion or exchange of such Securities or upon the exercise of such rights of subscription, purchase or acquisition attached thereto at the modified conversion, exchange, subscription, purchase or acquisition price or rate but giving credit in such manner as the Calculation Agent shall consider appropriate for any previous adjustment under this paragraph (h) or paragraph (g) above;

provided that if on the date of first public announcement of the terms of such modification (as used in this paragraph (h), the “Specified Date”) such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time (which may be when such Securities are converted or exchanged or rights of subscription, purchase or acquisition are exercised or at such other time as may be provided), then for the purposes of this paragraph (h), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Specified Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on the Specified Date.

Such adjustment shall become effective on the Effective Date.

“Effective Date” means, in respect of this paragraph (h), the later of (i) the date of modification of the rights of conversion, exchange, subscription, purchase or acquisition attaching to such Securities and (ii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this paragraph (h).

(i)
Certain arrangements

If and whenever the Issuer or any Subsidiary of the Issuer or (at the direction or request of or pursuant to any arrangements with the Issuer or any Subsidiary of the Issuer) any other company, person or entity shall offer any Ordinary Shares or such other Securities in connection with which Shareholders as a class are entitled to participate in arrangements whereby such Ordinary Shares or Securities may be acquired by them (except where the Conversion Price falls to be adjusted under paragraphs (b), (c), (d), (e), (f), (g), (j), or (g) above or (j) below (or, where applicable, would fall to be so adjusted if the relevant issue or grant was at less than 95 per cent. of the Current Market Price per Ordinary Share on the relevant day), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

where:

A is the Current Market Price of one Ordinary Share on the Ex-Date in respect of the relevant offer; and

B is the Fair Market` Value on such Ex-Date of the portion of the relevant offer attributable to one Ordinary Share.

Such adjustment shall become effective on the Effective Date.

“Effective Date “ means, in respect of this paragraph (i), the later of (A) the Ex-Date in respect of the relevant offer and (B) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this paragraph (i).

(j)
Change of Control

If a Change of Control shall occur, then, upon any exercise of Conversion Rights where the Conversion Date falls during the Change of Control Period, the Conversion Price solely for the purpose of such exercise (the “Change of Control Conversion Price”) shall be determined as set out below:

where:

COCCP = means the Change of Control Conversion Price

OCP = means the Conversion Price in effect on the relevant Conversion Date

CP = means the Conversion Premium, being 20 per cent.

c = means the number of days from and including the date the Change of Control occurs to but excluding the Final Maturity Date

t = means the number of days from and including the Closing Date to but excluding the Final Maturity Date

(k)
Other adjustments

Subject to Condition 6.7, if either the Issuer (following consultation with the Calculation Agent) or the Majority Bondholders (each acting reasonably) determines that an adjustment (for the purpose of compensating for dilution) should be made to the Conversion Price (or that a determination should be made as to whether an adjustment should be made) as a result of one or more circumstances not referred to above in this Condition 6.2) (except for events specifically excluded from the operation of paragraphs (a) to (j) above), the Issuer shall, at its own expense and acting reasonably, request an Independent Adviser to determine, in consultation with the Calculation Agent, if different as soon as practicable what adjustment (if any) to the Conversion Price is fair and reasonable to take account thereof and the date on which

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

such adjustment (if any) should take effect and upon such determination such adjustment (if any) shall be made and shall take effect in accordance with such determination, provided that an adjustment shall only be made pursuant to this paragraph (k) if such Independent Adviser is so requested to make such a determination not more than 21 days after the date on which the relevant circumstances arises (or, if later, 21 days after the date on which the relevant circumstances are made public or otherwise are made known to the Bondholders) and if the adjustment would result in a reduction to the Conversion Price.

(l)
Modifications

Notwithstanding the foregoing provisions:

(i)
where the events or circumstances giving rise to any adjustment pursuant to this Condition 6.2 have already resulted or will result in an adjustment to the Conversion Price or where the events or circumstances giving rise to any adjustment arise by virtue of any other events or circumstances which have already given or will give rise to an adjustment to the Conversion Price or where more than one event which gives rise to an adjustment to the Conversion Price occurs within such a short period of time that, in the opinion of the Issuer, acting reasonably and following consultation with the Calculation Agent, a modification to the operation of the adjustment provisions is required to give the intended result, such modification shall be made to the operation of the adjustment provisions as may be determined in good faith by an Independent Adviser to be in its opinion appropriate to give the intended result;
(ii)
such modification shall be made to the operation of these Conditions as may be determined in good faith by an Independent Adviser, in consultation with the Calculation Agent (if different), to be in its opinion appropriate (A) to ensure that an adjustment to the Conversion Price or the economic effect thereof shall not be taken into account more than once and (B) to ensure that the economic effect of a Dividend is not taken into account more than once; and
(iii)
other than pursuant to Condition 6.2(a) or Condition 6.5 or pursuant to a NewCo Scheme Modification, no adjustment shall be made that would result in an increase to the Conversion Price.
(m)
Calculation of consideration

For the purpose of any calculation of the consideration receivable or price pursuant to paragraphs (d), (f), (g) and (h) above, the following provisions shall apply:

(i)
the aggregate consideration receivable or price for Ordinary Shares issued for cash shall be the amount of such cash (determined by reference to the per-ADS amount of such cash where available);

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(ii)
if the consideration or price determined pursuant to (i) or (ii) above (or any component thereof) shall be expressed in a currency other than the Relevant Currency (other than in circumstances where such consideration is also expressed in the Relevant Currency, in which case such consideration shall be treated as expressed in the Relevant Currency in an amount equal to the amount of such consideration when so expressed in the Relevant Currency), it shall be converted by the Calculation Agent into the Relevant Currency at the Prevailing Rate on the relevant Ex-Date (for the purposes of paragraph (d) above) or the relevant date of first public announcement (for the purposes of paragraph (f), (g) and (h) above, as the case may be);
(iii)
in determining the consideration or price pursuant to the above, no deduction shall be made for any commissions or fees (howsoever described) or any expenses paid or incurred for any underwriting, placing or management of the issue of the relevant Ordinary Shares or such other Securities or options, warrants or rights, or otherwise in connection therewith;
(iv)
the consideration or price shall be determined as provided above on the basis of the consideration or price received, receivable, paid or payable, regardless of whether all or part thereof is received, receivable, paid or payable by or to the Issuer or another entity;
(v)
if as part of the same transaction, Ordinary Shares shall be issued or issuable for a consideration receivable in more than one or in different currencies then the consideration receivable per Ordinary Share shall be determined by dividing the aggregate consideration (determined as aforesaid and converted, if and to the extent not in the Relevant Currency, into the Relevant Currency as aforesaid) by the aggregate number of Ordinary Shares so issued; and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(vi)
references in these Conditions to “cash” shall be construed as cash consideration within the meaning of Section 583(3) of the Companies Act.
6.3
Retroactive Adjustments

If a Retroactive Adjustment occurs in relation to any exercise of Conversion Rights, the Issuer shall procure that there shall be issued and/or transferred and delivered to, or to the order of, the relevant Bondholder in accordance with the Payment Details, such additional number of ADSs (if any) (the “Additional ADSs”) as, together with the ADSs issued and/or transferred and delivered on the relevant exercise of Conversion Rights, is equal to the number of Physically Settled ADSs which would have been required to be issued and/or transferred and delivered on such exercise if the relevant adjustment to the Conversion Price had been made and become effective immediately prior to the relevant Conversion Date (such number of Physically Settled ADSs as aforesaid being for this purpose calculated as (i) where such exercise of Conversion Rights is not the subject of a Cash Alternative Election, the Reference ADSs in respect of such exercise of Conversion Rights determined for this purpose by reference to such deemed Conversion Price as aforesaid, and (ii) where such exercise of Conversion Rights is the subject of a Cash Alternative Election, the difference between (A) such number of Reference ADSs as is determined pursuant to (i) and (B) the product of (x) such number of Reference ADSs determined as aforesaid and (y) the Cash Settlement Ratio in respect of such exercise of Conversion Rights), all as determined in good faith by the Calculation Agent or an Independent Adviser, provided that if in the case of Conditions 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i) the relevant Bondholder shall be entitled to receive the relevant Ordinary Shares (including Ordinary Shares represented by ADSs), Dividends or such other Securities in respect of the Reference ADSs to be issued and/or transferred and delivered to it, then no such Retroactive Adjustment shall be made in relation to the relevant event and the relevant Bondholder shall not be entitled to receive Additional ADSs in relation thereto.

6.4
Conversion Price Reset

Subject to the following sentence, on each Reset Date, the Conversion Price will be adjusted by the Calculation Agent to be equal to the Reset Conversion Price. An adjustment to the Conversion Price pursuant to this Condition 6.4 on any Reset Date (each such adjustment, a “Conversion Price Reset”) shall be made only if the Conversion Price so adjusted is lower than the Conversion Price that would, but for the operation of this Condition 6.4 in respect of such Reset Date, be in effect on such Reset Date.

The “Reset Conversion Price” means, on each Reset Date, the US Dollar price per ADS which is the greater of:

(a)
the 30-Day Reset Average Market Price; and
(b)
the relevant Reset Price Floor on such Reset Date,

as determined by the Calculation Agent.

The “Reset Price Floor” on each “Reset Date” (being each of the dates set out in (i), (ii) and (iii) below, as specified in the Initial Determinations Notice) means the US Dollar price per ADS calculated (and rounded to the nearest integral multiple of $0.0001 (with $0.00005 being rounded upwards)) as follows:

(i)
for the date falling on the first anniversary date of the Closing Date: (RCP x 2 / 3) + (FP / 3)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(ii)
for the date falling on the second anniversary date of the Closing Date: (RCP / 3) + (FP x 2 / 3)
(iii)
for the date falling on the third anniversary date of the Closing Date: FP where:

RCP = means the Reference Conversion Price on the relevant Reset Date.

FP = means the Floor Price on the relevant Reset Date.

“Reference Conversion Price”, for the purposes of this Condition 6.4, on any date means, initially, U.S.$8.70, as shall from time to time be adjusted pro rata for any adjustment made to the Conversion Price (and with effect from the date on which such adjustment becomes effective) pursuant to Condition 6.2 (but, for the avoidance of doubt, not adjusted for any adjustment made to the Conversion Price pursuant to this Condition 6.4 or Condition 6.5 and ignoring for these purposes Condition 6.2(j)); and

“Floor Price” on any date means, initially U.S.$7.25, as shall from time to time be adjusted pro rata for any adjustment made to the Conversion Price (and with effect from the date on which such adjustment becomes effective) pursuant to Condition 6.2 (but, for the avoidance of doubt, not adjusted for any adjustment made to the Conversion Price pursuant to this Condition 6.4 or Condition 6.5 and ignoring for these purposes Condition 6.2(j)).

Any adjustment to the Conversion Price pursuant to this Condition 6.4 shall become effective as of the relevant Reset Date (or, if later, the first date on which such adjustment is capable of being determined in accordance with these Conditions) and notice of any such adjustment shall be given by the Issuer to Bondholders in accordance with Condition 16.

On any adjustment to the Reference Conversion Price or Floor Price, the resultant Reference Conversion Price or Floor Price, as the case may be, if not an integral multiple of $0.0001, shall be rounded down to the nearest whole multiple of $0.0001. No adjustment shall be made to the Reference Conversion Price or Floor Price where such adjustment (rounded down if applicable) would be less than one per cent. of the Reference Conversion Price or Floor Price, as the case may be, then in effect. Any adjustment not required to be made and/or any amount by which the Reference Conversion Price or Floor Price, as the case may be, has been rounded down, shall be carried forward and taken into account in any subsequent adjustment, and such subsequent adjustment shall be made on the basis that the adjustment not required to be made had been made at the relevant time and/or, as the case may be, that the relevant rounding down had not been made.

Notice of any adjustments to the Reference Conversion Price and Floor Price, as the case may be, and the resulting Reset Price Floor for each Reset Date falling on or after the date on which such adjustment becomes effective (determined, solely for the purpose of such notice, on the basis of the Reference Conversion Price and Floor Price so adjusted), shall be given by the Issuer to Bondholders in accordance with Condition 16 promptly after the determination thereof.

6.5
Conversion Price Reset Clawback at the Issuer’s Option

Following the occurrence of a Conversion Price Reset (as defined in Condition 6.4) pursuant to Condition 6.4 on a Reset Date (the “Reference Reset Date”), if the Volume Weighted Average Price of an ADS (translated if necessary into US Dollars at the Prevailing Rate) on each of at least 20 Dealing Days in any period of 30 consecutive Dealing Days commencing

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

on or after such Reference Reset Date shall have exceeded 150% of the Reference
Conversion Price (as defined in Condition 6.4) on such Dealing Day (or, if such Dealing Day falls on or after the Applicable Adjustment Reference Date in respect of any adjustment required to be made to the Conversion Price pursuant to these Conditions (other than an adjustment pursuant to Condition 6.4 or Condition 6.5) and such adjustment is not yet in effect on such Dealing Day, the Volume Weighted Average Price on such Dealing Day shall be divided by the adjustment factor (as determined pursuant to these Conditions) applied to the Conversion Price in respect of such adjustment), as verified by the Calculation Agent, then the Issuer will have the right (but not the obligation) to require the Calculation Agent to adjust the Conversion Price (the “Reset Clawback”) such that it shall be the Conversion Price which would otherwise have been in effect on the Clawback Effective Date (as defined below) had the most recent Conversion Price Reset not been made.

For the avoidance of doubt, if there shall have been Conversion Price Resets pursuant to Condition 6.4 on more than one Reset Date, the Issuer’s exercise of the Reset Clawback (if the Issuer’s right should arise and be exercised under this Condition 6.5) shall apply solely in relation to the most recent Conversion Price Reset and shall have no effect on any Conversion Price Reset which occurred prior to the most recent Conversion Price Reset.

Notice of any adjustment to the Conversion Price pursuant to this Condition 6.5 shall promptly be given by the Issuer to Bondholders in accordance with Condition 16, and any adjustment to the Conversion Price pursuant to this Condition 6.5 shall become effective as of the date on which such notice is given to Bondholders (any such date, a “Clawback Effective Date”). Any such notice shall specify the Conversion Price so adjusted.

The Issuer may only exercise its right of the Reset Clawback under this Condition 6.5 on one occasion during the term of the Bonds.

6.6
Decision and Determination of the Calculation Agent or an Independent Adviser

Adjustments to the Conversion Price shall be determined and calculated by the Calculation Agent upon request from the Issuer and/or, to the extent so specified in the Conditions and upon request from the Issuer, by an Independent Adviser.

Adjustments to the Conversion Price calculated by the Calculation Agent or, where applicable, an Independent Adviser and any other determinations made by the Calculation Agent or, where applicable, an Independent Adviser, or an opinion of an Independent Adviser, pursuant to these Conditions shall in each case be made in good faith and shall be final and binding (in the absence of manifest error) on the Issuer, the Bondholders and the Calculation Agent (in the case of a determination by an Independent Adviser).

The Calculation Agent may consult, at the expense of the Issuer, on any matter (including, but not limited to, any legal matter), any legal or other professional adviser and it shall be able to rely upon, and it shall not be liable and shall incur no liability as against the Bondholders in respect of anything done, or omitted to be done, relating to that matter in good faith in accordance with that adviser’s opinion.

The Calculation Agent shall act solely upon the request from, and exclusively as agent of, the Issuer and in accordance with these Conditions. Neither the Calculation Agent (acting in such capacity) nor any Independent Adviser appointed in connection with the Bonds (acting in such capacity) will thereby assume any obligations towards or relationship of agency or trust and shall not be liable and shall incur no liability in respect of anything done, or omitted to be done in good faith, in their capacity as Calculation Agent, or as the case may be, Independent Adviser, as against the Bondholders.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

If following consultation between the Issuer and the Calculation Agent any doubt shall arise as to whether an adjustment falls to be made to the Conversion Price or as to the appropriate adjustment to the Conversion Price, following consultation between the Issuer and an Independent Adviser, a written opinion of such Independent Adviser in respect thereof shall be conclusive and binding on the Issuer, the Bondholders and the Calculation Agent (if different), save in the case of manifest error.

The Issuer shall promptly notify Bondholders in accordance with Condition 16 of each determination, calculation or adjustment performed by the Calculation Agent and/or Independent Adviser pursuant to these Conditions.

6.7
Share or Option Schemes, Dividend Reinvestment Plans, Equity Raise

No adjustment will be made to the Conversion Price where ADSs, Ordinary Shares or other Securities (including, but not limited to, rights, warrants and options) are issued, offered, exercised, allotted, purchased, appropriated, modified or granted (i) to, or for the benefit of, employees or former employees (including directors holding or formerly holding executive office or non-executive office, consultants or former consultants, or the personal service company of any such person) or their spouses or relatives, in each case, of the Issuer or any of its Subsidiaries or any associated company or to a trustee or nominee to be held for the benefit of any such person, in any such case pursuant to any share or option or incentive scheme or (ii) pursuant to any dividend reinvestment plan or similar plan or scheme.

No adjustment will be made to the Conversion Price in respect of any Ordinary Shares (including without limitation Ordinary Shares represented by ADSs) or any warrants to purchase Ordinary Shares (including without limitation Ordinary Shares represented by ADSs) in each case issued pursuant to the Equity Raise.

6.8
Rounding Down and Notice of Adjustment to the Conversion Price

On any adjustment, the resultant Conversion Price, if not an integral multiple of $0.0001, shall be rounded down to the nearest whole multiple of $0.0001. No adjustment shall be made to the Conversion Price where such adjustment (rounded down if applicable) would be less than one per cent. of the Conversion Price then in effect. Any adjustment not required to be made and/or any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment, and such subsequent adjustment shall be made on the basis that the adjustment not required to be made had been made at the relevant time and/or, as the case may be, that the relevant rounding down had not been made.

Notice of any adjustments to the Conversion Price shall be given by the Issuer to Bondholders promptly after the determination thereof.

The Conversion Price shall not in any event be reduced so that on conversion of the Bonds, Ordinary Shares or ADSs would fall to be issued in circumstances not permitted by applicable laws or regulations. The Issuer undertakes that it shall not take any action, and shall procure that no action is taken, that would otherwise result in an adjustment to the Conversion Price to below any minimum level permitted by applicable laws or regulations or that would otherwise result in Ordinary Shares or ADSs being required to be issued or transferred and delivered in circumstances not permitted by applicable laws or regulations.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

6.9
Relevant Event

Within 14 calendar days following the occurrence of a Relevant Event, the Issuer shall give notice thereof to Bondholders in accordance with Condition 16 (a “Relevant Event Notice”).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

The Relevant Event Notice shall contain a statement informing Bondholders of (i) their entitlement to exercise their Conversion Rights as provided in these Conditions and (ii) their entitlement to exercise their rights to require redemption of their Bonds pursuant to Condition 7.2.

The Relevant Event Notice shall also specify:

(a)
all information material to Bondholders concerning the Relevant Event;
(b)
the Conversion Price immediately prior to the occurrence of the Relevant Event and, in the case of a Change of Control, the Change of Control Conversion Price applicable pursuant to Condition 6.2(j) on the basis of the Conversion Price in effect immediately prior to the occurrence of the Change of Control;
(c)
the Closing Price of an ADS as at the latest practicable date prior to the publication of the Relevant Event Notice;
(d)
the Relevant Event Period; and
(e)
the Relevant Event Put Date.
6.10
Procedure for exercise of Conversion Rights

Conversion Rights may be exercised by a Bondholder (provided that the relevant Conversion Date falls during the Conversion Period) by delivering the relevant Bond Certificate to the Issuer accompanied by a Conversion Notice. The conversion date in respect of a Bond (the “Conversion Date”) shall be the business day in London and New York on the date of the delivery (or deemed delivery) of the relevant Conversion Notice and Bond Certificate as provided in this Condition 6.10 and shall be deemed to be the date on which the Conversion Right is exercised in respect of such Bond.

If such delivery is made after 5.00p.m. London time or on a day which is not a London and New York business day, such delivery shall be deemed for all purposes of these Conditions to have been made on the next following London and New York business day.

Conversion Rights may only be exercised in respect of the whole of a Bond.

A Conversion Notice, once delivered, shall be irrevocable.

The Issuer shall pay all capital, stamp, issue and registration and transfer taxes and duties assessable or payable in the United Kingdom or in the United States or in any other jurisdiction in which the Issuer may be domiciled or resident or to whose taxing jurisdiction it may be generally subject (“Specified Taxes”), in respect of the issue or transfer and delivery of any ADSs (including the allotment, issue and delivery of Ordinary Shares represented thereby) in respect of the exercise of such Conversion Right (including any Additional ADSs) and any ADS Settlement. If the Issuer fails to pay any Specified Taxes assessable or payable in respect of the issue or transfer and delivery of any ADSs (including the allotment, issue and delivery of Ordinary Shares represented thereby) in respect of the exercise of such Conversion Right (including any Additional ADSs) and any ADS Settlement, the relevant Bondholder shall be entitled to tender and pay the same and the Issuer, as a separate and independent stipulation, covenants to reimburse and indemnify each Bondholder in respect of any payment thereof and any interest and penalties payable and documented costs incurred in respect thereof.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

A Bondholder exercising Conversion Rights must pay directly to the relevant authorities of a relevant jurisdiction any capital, stamp, issue, registration and transfer taxes and duties arising on the exercise of Conversion Rights excluding any Specified Taxes (which shall be payable by the Issuer). A Bondholder must also pay, or procure the payment of, all, if any, taxes imposed on it and arising by reference to any disposal or deemed disposal by it of a Bond or interest therein in connection with the exercise of Conversion Rights by it. Any such capital, stamp, issue, registration or transfer taxes or duties or other taxes payable by a Bondholder are referred to as “Bondholder Taxes”. If the Bondholder fails to pay any Bondholder Taxes, the Issuer shall be entitled to tender and pay the same and the Bondholder, as a separate and independent stipulation, covenants to reimburse and indemnify the Issuer in respect of any payment thereof and any interest and penalties payable and any documented costs incurred in respect thereof.

For the avoidance of doubt, the Calculation Agent shall not be responsible for determining whether any Specified Taxes or Bondholder Taxes are payable or the amount thereof and shall not be responsible or liable for any failure by the Issuer to pay such Specified Taxes or by a Bondholder to pay such Bondholder Taxes.

ADSs to be issued or transferred and delivered on exercise of Conversion Rights (including any Additional ADSs) will be issued or delivered in uncertificated form through DTC to its direct and indirect participants to the account specified by the relevant Bondholder in the Payment Details, unless at the relevant time the ADSs (including Additional ADSs) are not a participating security in DTC, in which case the Deliverable ADSs (including Additional Deliverable ADSs) will be issued or delivered in certificated form. Where Deliverable ADSs (including Additional Deliverable ADSs) are to be issued or transferred and delivered in certificated form, a certificate in respect thereof will be dispatched by mail free of charge to the relevant Bondholder in accordance with its Payment Details or as it may otherwise direct.

Such ADSs will be issued or transferred and delivered to the relevant Bondholder no later than four London and New York business days following the relevant Conversion Date or, in the case of any Additional ADSs, not later than four London and New York business days following the relevant Reference Date.

A Bondholder exercising a Conversion Right will be required to certify that it will become the beneficial owner of any relevant ADSs received pursuant to the exercise of its Conversion Right and is not an officer, director (or person performing similar functions) or other affiliate of the Issuer or a person acting on behalf of such an affiliate. ADSs issued or transferred and delivered to Bondholders (i) pursuant to an exercise of Conversion Rights (including any Additional ADSs), and (ii) pursuant to an exercise by the Issuer of an ADS Settlement Option (including any Additional Deliverable ADSs), will be immediately freely tradeable under the Securities Act by holders who are not affiliates of the Issuer, and have not been, affiliates of the Issuer within the preceding three months.

Except as otherwise provided in these Conditions or in the Bond Agreement, the Issuer will pay all costs, fees and expenses, including, where relevant, those of the Depositary and any custodian acting on behalf of such Depositary, but excluding any Bondholder Taxes, in connection with the delivery of ADSs on each exercise of Conversion Rights and in relation to each ADS Settlement.

Notwithstanding any other provisions of these Conditions, a Bondholder exercising Conversion Rights following a Change of Control Conversion Right Amendment as described in Condition 11(b)(vii) will be deemed, for the purposes of these Conditions, to have received the ADSs to be issued or transferred and delivered arising on conversion of its Bonds in the manner provided in these Conditions, and have exchanged such ADSs for the consideration that it would have

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

received therefor if it had exercised its Conversion Right in respect of such Bonds at the time of the occurrence of the relevant Change of Control.

6.11
Cash Alternative Election
(a)
Upon exercise of a Conversion Right, the Issuer may make an election (a “Cash Alternative Election”) by giving notice (a “Cash Alternative Election Notice”) to the relevant Bondholder by not later than the date (the “Cash Election Date”) falling four Dealing Days after the relevant Conversion Date (with a copy to the Calculation Agent) to satisfy the exercise of the Conversion Right in respect of the relevant Bonds by (i) making payment, or procuring that payment is made, to the relevant Bondholder of the Cash Alternative Amount in respect of the Cash Settled ADSs in respect of such exercise as specified in the relevant Cash Alternative Election Notice, and (ii) where the Cash Settled ADSs are less than the Reference ADSs in respect of the relevant exercise of Conversion Rights, by issuing or transferring and delivering the Physically Settled ADSs, together in any such case with any other amount payable by the Issuer to such Bondholder pursuant to these Conditions in respect of or relating to the relevant exercise of Conversion Rights, including any interest payable pursuant to Condition 6.13.
(b)
The Cash Alternative Election Notice shall be irrevocable and shall specify:
(i)
the Conversion Price in effect on the relevant Conversion Date and the number of Reference ADSs in respect of such exercise of Conversion Rights;
(ii)
the number of Cash Settled ADSs in respect of the relevant exercise of Conversion Rights, by reference to which the Cash Alternative Amount is to be calculated; and
(iii)
if the number of Cash Settled ADSs (determined as aforesaid) is less than the number of Reference ADSs in respect of the relevant exercise of Conversion Rights, the number of Physically Settled ADSs to be transferred and delivered by the Issuer to the relevant Bondholder in respect of such exercise.
(c)
The Issuer will pay the Cash Alternative Amount not later than three New York business days following the last day of the Cash Alternative Calculation Period by transfer to a US Dollar bank account in accordance with the Payment Details.
(d)
If there is a Retroactive Adjustment to the Conversion Price following the exercise of Conversion Rights by a Bondholder in circumstances where (x) a Cash Alternative Election is made in respect of such exercise and (y) if any Dealing Day comprised in the Cash Alternative Calculation Period in respect of such exercise of Conversion Rights falls on or after the Applicable Adjustment Reference Date in respect of such Retroactive Adjustment, then the Issuer shall pay to the relevant Bondholder an additional amount (the “Additional Cash Alternative Amount”) calculated in good faith by the Calculation Agent and equal to the Market Price of such number of ADSs (rounded down if necessary to the nearest whole number of ADSs) (if any) as is equal to that by which the number of Cash Settled ADSs would have been increased if the relevant adjustment to the Conversion Price had been made and become effective immediately prior to the relevant Conversion Date (such number of Cash Settled ADSs as aforesaid being for this purpose calculated as the product of (x) the Reference ADSs determined for this purpose by reference to such deemed Conversion Price as aforesaid and (y) the Cash Settlement Ratio, in the case of (x) and (y) in respect of such exercise of Conversion Rights), all as determined in good faith by the Calculation Agent.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(e)
The Issuer will pay the Additional Cash Alternative Amount not later than three London and New York business days following the relevant Reference Date by transfer to a US Dollar bank account in accordance with the Payment Details.
6.12
Ranking and entitlement in respect of ADSs (and Ordinary Shares represented thereby)

ADSs (including any Additional ADSs) issued or transferred and delivered on exercise of Conversion Rights will be fully paid and will in all respects rank pari passu with the fully paid ADSs in issue on the relevant Conversion Date or, in the case of Additional ADSs, on the relevant Reference Date, and without prejudice to the provisions of the Deposit Agreement, the relevant holder shall be entitled to all rights, distribution or payments the record date or other due date for the establishment of entitlement for which falls on or after the relevant Conversion Date, or as the case may be, the relevant Reference Date, except in any such case for any right excluded by mandatory provisions of applicable law or as otherwise may be provided in these Conditions. Such ADSs or, as the case may be, Additional ADSs will not rank for (or, as the case may be, the relevant holder shall not be entitled to receive) any rights, distributions or payments the record date or other due date for the establishment of entitlement for which falls prior to the relevant Conversion Date or, as the case may be, the relevant Reference Date.

Ordinary Shares represented by ADSs issued and/or transferred and delivered to the Bondholders on exercise of Conversion Rights will be fully paid and in all respects will rank pari passu with all other Ordinary Shares in issue on the relevant Conversion Date (or, in the case of Ordinary Shares represented by Additional ADSs, the relevant Reference Date) (except for any right excluded by mandatory provisions of applicable law) and such Ordinary Shares will be entitled to all rights to the same extent as all other fully-paid Ordinary Shares of the Issuer.

6.13
Interest on Conversion

No payment or adjustment shall be made on exercise of Conversion Rights for any interest which otherwise would have accrued on the relevant Bonds since the last Interest Payment Date preceding the Conversion Date relating to such Bonds (or, if such Conversion Date falls before the first Interest Payment Date, since the Closing Date).

6.14
Purchase or Redemption of Ordinary Shares or ADSs

The Issuer or any Subsidiary of the Issuer may exercise such rights as they may from time to time enjoy to purchase or redeem or buy back any shares of the Issuer (including Ordinary Shares) or ADSs or any depositary or other receipts or certificates representing the same without the consent of the Bondholders provided that it is in compliance with the terms of the Deposit Agreement and the Issuer or any Subsidiary of the Issuer will obtain U.S. legal advice and take all steps necessary to ensure that the application of the proposed transaction does not violate the provisions of the Securities Act, or any other applicable laws (including, without limitation, the Investment Company Act of 1940, as amended, the Exchange Act or the securities laws of the states of the United States).

6.15
No Duty to Monitor

The Calculation Agent shall not be under any duty to monitor whether any event or circumstance has happened or exists or may happen or exist and which requires or may require an adjustment to be made to the Conversion Price or be responsible or liable to any person for any loss arising from any failure by any of them to do so. The Calculation Agent shall also not be responsible or liable to any person (other than in the case of the Calculation

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Agent, to the Issuer strictly in accordance with the relevant provisions of the Calculation Agency Agreement) for any determination as to whether or not an adjustment to the Conversion Price is required or should be made or for any determination or calculation of any such adjustment.

6.16
Consolidation, Amalgamation or Merger

Without prejudice to Condition 6.2(j), in the case of any consolidation, amalgamation or merger of the Issuer with any other corporation (other than constituting a Change of Control or a consolidation, amalgamation or merger in which the Issuer is the continuing corporation) (a “Successor in Business”), the Issuer will forthwith give notice thereof to Bondholders in accordance with Condition 16 of such event and will take such steps as shall be required, subject to applicable law and as provided in Condition 15 (and including the execution of a deed supplemental to or amending the Bond Agreement):

(a)
to ensure that the Successor in Business is substituted in place of the Issuer as the principal debtor under the Bonds and the Bond Agreement;
(b)
to ensure that each Bond then outstanding will (during the period in which Conversion Rights may be exercised) be convertible into equity share capital (or similar (including without limitation depositary or other receipts or certificates representing equity share capital)) of the Successor in Business, on such basis and with a Conversion Price (subject to adjustment as provided in these Conditions) economically equivalent to the Conversion Price existing immediately prior to the implementation of such consolidation, amalgamation or merger, as determined in good faith by an Independent Adviser (each a “Conversion Right Transfer”); and
(c)
to ensure that the Bond Agreement (as so amended or supplemented if applicable) and the Conditions provide at least the same or equivalent powers, protections, rights and benefits to the Bondholders following the implementation of such consolidation, amalgamation or merger as they provided to the Bondholders prior to the implementation of such consolidation, amalgamation or merger, mutatis mutandis.

The satisfaction of the requirements set out above in this Condition 6.16 by the Issuer is herein referred to as a “Permitted Cessation of Business”. Notwithstanding any other provision of these Conditions, a Permitted Cessation of Business shall not result in a breach of undertaking, constitute an Event of Default or otherwise result in any breach of any provision of these Conditions or the Bond Agreement. Following the occurrence of a Permitted Cessation of Business, references in these Conditions and the Bond Documents to the “Issuer” will be construed as references to the relevant Successor in Business (but without prejudice to the provisions of the Calculation Agency Agreement).

At the request of the Issuer, but subject to the Issuer’s compliance with the provisions of this Condition 6.16, the Bondholders shall (at the expense of the Issuer, including payment by the Issuer of the reasonably incurred fees of Bondholders’ legal counsel in relation to such Conversion Right Transfer) concur with the Issuer in effecting any substitution under subparagraph (a) above and Conversion Right Transfer (including, inter alia, the execution of a deed supplemental to or amending the Bond Agreement), provided that the Bondholders shall not be obliged so to concur if in the opinion of the Bondholders doing so would impose more onerous obligations upon any of them or expose any of them to any additional duties, responsibilities or liabilities in any way.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

If, following consultation with the Calculation Agent, any doubt shall arise (or upon the request to the Issuer of the Majority Bondholders) as to how determinations, calculations or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

adjustments which are specifically required to be performed by the Calculation Agent in these Conditions should be performed following any such consolidation, amalgamation or merger, a written opinion of an Independent Adviser in respect thereof shall be conclusive and binding on the Successor in Business, the Issuer, the Bondholders, the Calculation Agent and all other parties, save in the case of manifest error.

The above provisions of this Condition 6.16 will apply, mutatis mutandis, to any subsequent consolidations, amalgamation or mergers.

7.
Redemption and Purchase
7.1
Mandatory Redemption by Amortisation
(a)
Scheduled Amortisation Payments

Subject to Condition 7.1(c) below, on the date falling three months after the Closing Date and on each three month anniversary thereof ending on (and including) the Final Maturity Date (each such date, a “Scheduled Amortisation Payment Date”, as specified in the Initial Determinations Notice, and each such date as may become subject to deferral or advancement as provided in Condition 7.1(c), an “Amortisation Payment Date”), each Bond outstanding (except for any Bond in respect of which Conversion Rights have been exercised) will be redeemed in instalments of $10,000 per Bond (each an “Amortised Payment Amount”) together with interest accrued and unpaid to (but excluding) the relevant Amortisation Payment Date as provided in Condition 5.

(b)
Deemed Principal ADS Settlement Option Exercise

In respect of the Amortisation Payment Amount due on each Amortisation Payment Date, the Issuer shall be deemed to have exercised its option (the “Principal ADS Settlement Option”) to make payment of the relevant Amortised Payment Amount by the issue or transfer and delivery of Deliverable ADSs (and, if applicable, Additional Deliverable ADSs) to Bondholders with respect to all, and not some only, of the Bonds subject to and in accordance with the provisions of Condition 9.9, except if (i) the Issuer shall elect (in its sole discretion), by giving notice thereof (a “Principal Cash Settlement Option Notice”) (which notice shall be irrevocable) to Bondholders in accordance with Condition 16 at least two Notice Business Days prior to such Amortisation Payment Date, to satisfy its obligation to make payment on such Amortisation Payment Date pursuant to this Condition 7.1 by paying the Amortised Payment Amount in cash, or (ii) an ADS Settlement Liquidity Event is occurring or occurs prior to the issue or transfer and delivery of the relevant Deliverable ADSs (in which case of (i) or (ii), the Amortised Payment Amount shall be paid by the Issuer in cash). Upon each redemption of an Amortised Payment Amount on an Amortisation Payment Date the principal amount of each Bond shall be reduced accordingly on such Amortisation Payment Date.

(c)
Deferral and Advancement of Amortisation Payments
(i)
The Majority Bondholders may, by giving notice thereof to the Issuer at least three Notice Business Days prior to a Scheduled Amortisation Payment Date, exercise the right of the Bondholders to defer the Amortised Payment Amount in respect of such Scheduled Amortisation Payment Date and each Bond outstanding at such time so that such payment shall not be payable on its

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Scheduled Amortisation Payment Date and instead shall become payable on such subsequent Scheduled Amortisation Payment Date as is specified in such notice (an “Amortised Payment Deferral”). The Majority Bondholders may exercise their right to defer Amortised Payment Amounts under this Condition 7.1(c)(i) in respect of a maximum of two Scheduled Amortisation Payment Dates during the term of the Bonds.
(ii)
Subject to paragraph (iii) below, the Majority Bondholders may, by giving not less than three Notice Business Days’ notice to the Issuer, exercise their right to bring forward the payment of some or all future Amortised Payment Amounts such that the relevant Amortised Payment Amount(s) in relation to the following Scheduled Amortisation Payment Date(s) shall become payable on the date specified in such notice (an “Accelerated Amortisation Payment Date”, which shall be not earlier than three Notice Business Days following the date of such notice) (an “Amortised Payment Advancement”). In relation to an Amortised Payment Advancement, except if (A) the Issuer shall elect (in its sole discretion in accordance with Condition 7.1(a)) to satisfy its obligation to make payment on such Amortisation Payment Date by paying the Amortised Payment Amount in cash (in accordance with Condition 7.1(a)) or (B) an ADS Settlement Liquidity Event is occurring or occurs prior to the issue or transfer and delivery of the relevant Deliverable ADSs (in which case, in the case of (A) or (B) the Amortised Payment Amount shall be paid by the Issuer in cash), then in respect of the Principal ADS Settlement Option the calculation of the relevant Deliverable ADSs which shall be issued or delivered to the Bondholders shall be determined as if such Accelerated Amortisation Payment Date was the immediately preceding Scheduled Amortisation Payment Date (and if there shall have occurred an event or circumstance requiring an adjustment to the Reference Conversion Price in accordance with Condition 6 after the Scheduled Amortisation Payment Date immediately preceding the relevant Accelerated Amortisation Payment Date, then such adjustment to the Relevant ADS Settlement Price as may be required shall be determined by the Calculation Agent (if the Calculation Agent determines that it is able to make such determination) or (in any other case) by an Independent Adviser in such other manner as it shall consider to be appropriate to give the intended result) and in accordance with Condition 9.9.
(iii)
The Majority Bondholders’ right to require Amortised Payment Advancements shall be subject to the following: (A) there shall be no Accelerated Amortisation Payment Date in the period from (and including) the Closing Date to (but excluding) the first anniversary of the Closing Date; (B) no more than two Accelerated Amortisation Payment Dates may occur in any 12-month period; and (C) no more than one Accelerated Amortisation Payment Date may occur in any 3-month period; provided that (B) and (C) shall not apply to any Amortised Payment Advancement in relation to an Amortised Payment Amount which was the subject of an Amortised Payment Deferral.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(d)
No other redemption

Unless previously purchased and cancelled, redeemed or converted as herein provided, the Bonds will be redeemed at their then outstanding principal amount on the Final Maturity Date. Other than as provided in this Condition 7.1, the Bonds may only be redeemed at the option of the Issuer prior to the Final Maturity Date in accordance with Condition 7.3 and may only be redeemed by Bondholders prior to the Final Maturity Date in accordance with Condition 7.2.

7.2
Redemption at the Option of Bondholders

Following the occurrence of a Relevant Event, each Bondholder will have the right to require the Issuer to redeem all, but not some only, of its Bonds on the Relevant Event Put Date at their principal amount, together with accrued and unpaid interest up to (but excluding) the Relevant Event Put Date. To exercise such right, the holder of the relevant Bond must give notice thereof to the Issuer at any time during the Relevant Event Period.

The “Relevant Event Put Date” shall be the fourteenth London and New York business day after the expiry of the Relevant Event Period.

Payment in respect of any such Bond shall be made in accordance with Condition 8.

Any notice given by a Bondholder to exercise its put right pursuant to this Condition 7.2, once delivered, shall be irrevocable and the Issuer shall redeem all Bonds the subject of such notices delivered as aforesaid on the Relevant Event Put Date.

7.3
Purchase

Subject to the requirements (if any) of any stock exchange on which the Bonds may be admitted to listing and trading at the relevant time and subject to compliance with applicable laws and regulations, the Issuer or any Subsidiary of the Issuer may at any time purchase any Bonds in the open market or otherwise at any price. Bonds purchased by the Issuer or any of its Subsidiaries shall be cancelled and may not be reissued or re-sold.

7.4
Cancellation

All Bonds which are redeemed or in respect of which Conversion Rights are exercised will be cancelled and may not be reissued or resold.

8.
Taxation

All payments made by or on behalf of the Issuer in respect of the Bonds will be made free and clear of and be made without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any jurisdiction, unless deduction or withholding of such taxes, duties, assessments or governmental charges is required to be made by law (a “Tax Withholding”).

If any such Tax Withholding is required to be made in respect of taxation arising in the United Kingdom or any political subdivision or any authority thereof or therein having power to tax (or any other jurisdiction in which the Issuer may be domiciled or resident or to whose taxing jurisdiction it may be generally subject) (“Tax Jurisdiction”), the Issuer will pay such additional amounts as will result in the receipt by the Bondholders of the amounts which would

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

have been received by them had no such Tax Withholding been required, except that no such additional amounts shall be payable on any Bond:

(a)
to a Bondholder (or to a third party on behalf of a Bondholder) which is subject to such taxes, duties, assessments or governmental charges in respect of such Bond by reason of having some connection with the Tax Jurisdiction otherwise than merely by holding the Bond or by the receipt of amounts in respect of the Bond; or
(b)
where the Bondholder would have been able lawfully to avoid (but has not so avoided) such withholding or deduction by complying, or (if it is within the Bondholder’s control to do so) procuring that any person who is associated or connected with the Bondholder for the purposes of any taxes, duties, assessments or governmental charges complies, with any statutory requirement or by making, or (if it is within the Bondholder’s control to do so) procuring that any such person makes, a declaration of non-residence or any other claim for exemption to any tax authority.

References in these Conditions to principal and/or interest and/or any other amounts payable in respect of the Bonds shall be deemed also to refer to any additional amounts which may be payable under this Condition.

Where a Tax Withholding is imposed or levied by or on behalf of the United Kingdom or any political subdivision or any authority thereof or therein having power to tax, the exclusions in the second paragraph of this Condition 8 shall only apply if the Bonds have been (and remain) listed on any recognised stock exchange (within the meaning of Section 1005 of ITA 2007) or admitted to trading on a “multilateral trading facility” operated by a UK or EEA-regulated recognised stock exchange (within the meaning of Sections 987 and 1005 of the ITA 2007).

9.
Payments
9.1
Principal

Payment of principal and interest in respect of the Bonds and delivery of any ADSs pursuant to these Conditions will be made to, or to the order of, and in accordance with the Payment Details provided by, the persons shown in the Register (as defined in the Bond Agreement) at the close of business on the Record Date.

9.2
Other amounts

Payments of all amounts other than as provided in Condition 9.1 will be made as provided in these Conditions.

9.3
Record Date

“Record Date” means the fifth London and New York business day before the due date for the relevant payment.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

9.4
Payments
(a)
Each payment in respect of Bonds pursuant to Conditions 9.1 and 9.2 will, with respect to each relevant Bondholder, be made by transfer to a US Dollar account in accordance with the relevant Payment Details.
(b)
All payments in respect of the Bonds are subject in all cases to any applicable fiscal or other laws and regulations in the place of payment.
(c)
The Issuer shall initiate, or shall procure the initiation of, payment instructions for value the due date, or, if the due date is not a New York business day, for value the next succeeding New York business day.
9.5
Delay in payment

Bondholders will not be entitled to any interest or other payment for any delay after the due date in receiving the cash amount due to be paid or, as the case may be, the ADSs due to be delivered:

(a)
as a result of the due date not being a business day in New York or in the city in which the recipient account is based; or
(b)
as a result of the relevant Bondholder failing to provide fulsome and correct Payment Details.
9.6
Calculation Agent

The Issuer reserves the right, subject to the prior approval of the Bondholders (not to be unreasonably withheld, and after being given not less than 10 Notice Business Days’ notice), under the Calculation Agency Agreement at any time to vary or terminate the appointment of the Calculation Agent and appoint another Calculation Agent, provided that it will maintain a Calculation Agent which shall be a financial institution of international repute or an independent financial adviser with appropriate expertise. The Issuer shall promptly notify the Bondholders of any such proposal of a variation, termination or appointment.

9.7
No charges

Without prejudice to the provisions in the sixth paragraph of Condition 6.10 and Condition 9.9(e)(iii), neither the Issuer nor any person or agent acting on its behalf shall make or impose on a Bondholder any charge or commission in relation to any payment, transfer or conversion in respect of the Bonds including any issue or delivery of Ordinary Shares or ADSs pursuant to the exercise of any ADS Settlement Option by the Issuer.

9.8
Fractions

When making payments to Bondholders, if the relevant payment is not of an amount which is a whole multiple of the smallest unit of the relevant currency in which such payment is to be made, such payment will be rounded down to the nearest unit.

9.9
ADS Settlement Option
(a)
Conditions to exercise

The Issuer may elect to satisfy its obligation to pay cash interest on the Bonds on any Interest Payment Date pursuant to Condition 5.1(a) or to redeem in cash a principal amount of the Bonds in an Amortised Payment Amount on any Amortisation

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Payment Date pursuant to Condition 7.1(a) by the issue or transfer and delivery of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Deliverable ADSs (and, if applicable, Additional Deliverable ADSs) to Bondholders, by exercising its Interest ADS Settlement Option or its Principal ADS Settlement Option, as applicable, (each of the Interest ADS Settlement Option and the Principal ADS Settlement Option, an “ADS Settlement Option” in respect of the relevant Interest Payment Date or Amortisation Payment Date, as applicable) with respect to all, but not some only, of the Bonds on the relevant Interest Payment Date or Amortisation Payment Date, as applicable, provided that if an ADS Settlement Liquidity Event shall have occurred on any date falling in the period from (and including) the Interest Payment Date or Amortisation Payment Date (as applicable) immediately preceding the relevant ADSSO Reference Date (or, if none, from (and including) the Closing Date) to (and including) the date immediately preceding the date on which the Deliverable ADSs are issued and/or transferred and delivered to Bondholders, then any such exercise of the ADS Settlement Option shall be null and void and such interest or principal amount shall be payable in cash.

An “ADS Settlement Liquidity Event” shall have occurred on any date if one or more of the following conditions is met:

(i)
the ADSs are not listed and admitted to trading on a Qualifying US Market as at such date, or are suspended from trading on such market (provided that trading of the ADSs shall not be considered to be suspended on any day on which a general suspension of trading on such market has occurred) on such date;
(ii)
it would not be possible to issue and deliver to the Bondholders ADSs which are immediately freely tradeable under the Securities Act by holders who are not affiliates of the Issuer, and have not been affiliates of the Issuer within the preceding three months;
(iii)
an Event of Default or Potential Event of Default shall have occurred and be continuing as at such date;
(iv)
a Free Float Event shall have occurred and be continuing as at such date; or
(v)
an Offer Period (as defined below) shall be continuing as at such date.
(b)
ADS Settlement

Where the ADS Settlement Option has been exercised, the Issuer shall, in lieu of paying cash in respect of interest on the relevant Interest Payment Date or in respect of Amortised Payment Amount on the relevant Amortisation Payment Date, as applicable, effect such payment or partial redemption in respect of each Bond by issuing and/or transferring and delivering the Deliverable ADSs to the Bondholders not later than four London and New York business days following such ADSSO Reference Date, and, if applicable, issuing and/or transferring and delivering the Additional Deliverable ADSs not later than four London and New York business days following the relevant Reference Date (each, a “ADS Settlement”).

Fractions of ADSs will not be issued or transferred or delivered pursuant to this Condition 9.9 and no cash payment will be made in lieu thereof. However, to the extent that the ADSs to be issued and/or transferred and delivered pursuant to this Condition 9.9 are to be registered in the same name, the number of ADSs to be issued and/or transferred and delivered in respect thereof shall be calculated on the basis of the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

aggregate principal amount of such Bonds, as determined in good faith by the Calculation Agent.

Promptly following the determination of the Relevant ADS Settlement Price and the number of Deliverable ADSs, the Issuer shall give notice thereof to the Bondholders in accordance with Condition 16.

(c)
Certain definitions

For the purposes of these Conditions:

“Offer Period” means (i) any period commencing on the date of first public announcement of an offer or tender (howsoever described) by any person or persons in respect of all or a majority of the issued and outstanding Ordinary Shares and ending on the date that offer or tender ceases to be open for acceptance or, if earlier, on which that offer or tender lapses or terminates or is withdrawn or (ii) any period commencing on the date of first public announcement of a Scheme of Arrangement relating to the acquisition of all or a majority of the issued and outstanding Ordinary Shares and ending on the date such Scheme of Arrangement is or becomes effective or, if earlier, the date such Scheme of Arrangement is cancelled or terminated or (iii) the period during which the Issuer is stated as being in an offer period on the Takeover Panel’s Disclosure Table on the Takeover Panel’s website.

“Deliverable ADSs” means, in respect of any Bond and any Interest Payment Date or Amortisation Payment Date, such number of ADSs (unrounded) determined in good faith by the Calculation Agent by dividing the relevant interest amount in respect of such Bond (which would otherwise be payable in cash) on such Interest Payment Date or the relevant Amortised Payment Amount in respect of such Bond (which would otherwise be payable in cash) on such Amortisation Payment Date, as applicable, by the Relevant ADS Settlement Price in respect of such Interest Payment Date or Amortisation Payment Date (as applicable).

“Relevant ADS Settlement Price” means, in respect of any ADSSO Reference Date, the product (rounded to the nearest whole multiple of $0.0001 (with $0.00005 being rounded upwards) of (i) 85 per cent. and (ii) the US Dollar price per ADS which is the lower of:

(i)
the 5-Day ADSSO Average Market Price in respect of such ADSSO Reference Date;
(ii)
the 10-Day ADSSO Average Market Price in respect of such ADSSO Reference Date;
(iii)
the Volume Weighted Average Price of an ADS (translated if necessary into US Dollars at the Prevailing Rate) on such ADSSO Reference Date; and
(iv)
the Conversion Price in effect on such ADSSO Reference Date, except that where such ADSSO Reference Date falls on or after the date an adjustment to the Conversion Price takes effect pursuant to Conditions 6.2(a), 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i) but on or prior to the record date or other due date for establishment of entitlement in respect of the relevant event giving rise to such adjustment, then provided the Issuer is able to confer the benefit of relevant consolidation, reclassification, redesignation or subdivision, Dividend, issue or grant (as the case may be) to the relevant Bondholder in respect of the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

relevant ADSs to be issued and/or transferred and delivered to such Bondholder pursuant to this Condition 9.9, the Conversion Price for the purpose of this definition shall be such Conversion Price as would have been applicable on such ADSSO Reference Date had no such adjustment been made,

as determined by the Calculation Agent.

“ADSSO Reference Date “ means, in respect of any ADS Settlement, the relevant Interest Payment Date or Amortisation Payment Date in respect of which the ADS Settlement Option is exercised; and in the case of ADS Settlement of any Amortisation Payment Amount which is subject to an Amortised Payment Deferral, shall be the relevant Amortisation Payment Date to which such payment has been deferred; and in the case of ADS Settlement of any Amortisation Payment Amount which is subject to an Amortised Payment Advancement (including any Amortisation Payment Amount which was previously subject to an Amortised Payment Deferral), shall be the Amortisation Payment Date immediately preceding the relevant Accelerated Amortisation Payment Date.

“5-Day ADSSO Average Market Price” and “10-Day ADSSO Average Market Price” each means, in respect of any ADSSO Reference Date, the arithmetic average of the Volume Weighted Average Price of an ADS (translated if necessary into US Dollars at the Prevailing Rate) on each Dealing Day in the Average Market Price Observation Period in respect of such 5-Day ADSSO Average Market Price or 10-Day ADSSO Average Market Price, as the case may be, provided that:
(i)
if any such Dealing Day falls on or after (A) the Applicable Adjustment Reference Date in respect of any adjustment required to be made to the Conversion Price pursuant to these Conditions (other than an adjustment pursuant to Condition 6.4 or Condition 6.5) and such adjustment is an ADS Settlement Retroactive Adjustment or (B) the Ex-Date in respect of any Dividend (or other entitlement) which the ADSs to be issued and/or transferred and delivered pursuant to this Condition 9.9 are entitled to, then the Volume Weighted Average Price of an ADS on such Dealing Day shall (in the case of (A)) be divided by the adjustment factor (as determined pursuant to these Conditions) applied to the Conversion Price in respect of such adjustment or (in the case of (B)) increased by amount equal to the Fair Market Value of such Dividend (or other entitlement) as at such Ex-Date as aforesaid;
(ii)
if any such Dealing Day falls before the Applicable Adjustment Reference Date in respect of any adjustment required to be made to the Conversion Price pursuant to these Conditions (other than an adjustment pursuant to Condition 6.4 or Condition 6.5) and such adjustment is in effect on such ADSSO Reference Date, then the Volume Weighted Average Price on such Dealing Day shall be multiplied by the adjustment factor (as determined pursuant to these Conditions) applied to the Conversion Price in respect of such adjustment; and
(iii)
if any doubt shall arise as to the calculation of the 5-Day ADSSO Average Market Price or 10-Day ADSSO Average Market Price, as the case may be, or if the 5-Day ADSSO Average Market Price or 10-Day ADSSO Average Market Price, as the case may be, cannot be determined as provided above, the 5-Day ADSSO Average Market Price or 10-Day ADSSO Average Market Price, as the case may be, shall be equal to such price as is determined in such

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

other manner as an Independent Adviser shall consider to be appropriate to give the intended result.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(d)
ADS Settlement Option Annulment

If either (a) the Issuer does not exercise its ADS Settlement Option (including electing to make the relevant payments in cash in accordance with Condition 5.1(b) or Condition 7.1(b)) or (b) the Issuer does exercise its ADS Settlement Option but an ADS Settlement Liquidity Event occurs thereafter but on or prior to the issue or transfer and delivery of the Deliverable ADSs (such circumstances being referred to as an “ADS Settlement Option Annulment”), the relevant interest amount or Amortised Payment Amount shall be paid in cash in accordance with the relevant provisions of Condition 5.1(a) or Condition 7.1(a), as applicable, and payment in respect thereof shall be made in accordance with this Condition 9.

(e)
Provisions relating to the ADS Settlement Option

If the Issuer elects to exercise the ADS Settlement Option in respect of any ADSSO Reference Date, the following provisions shall apply:

(i)
Ordinary Shares represented by ADSs issued and/or transferred and delivered to the Bondholders pursuant to this Condition 9.9 will be fully paid and in all respects will rank pari passu with all other Ordinary Shares in issue on the relevant ADSSO Reference Date (or, in the case of Ordinary Shares represented by Additional Deliverable ADSs, the relevant Reference Date) (except for any right excluded by mandatory provisions of applicable law) and such Ordinary Shares will be entitled to all rights to the same extent as all other fully-paid Ordinary Shares of the Issuer. ADSs (including any Additional Deliverable ADSs) issued and/or transferred and delivered pursuant to this Condition 9.9 will be fully paid and will in all respects rank pari passu with the other ADSs in issue on the such ADSSO Reference Date (or, in the case of Additional Deliverable ADSs, on the relevant Reference Date) (except in any such case for any right excluded by mandatory provisions of applicable law) and without prejudice to the provisions of the Deposit Agreement, the relevant Bondholder shall be treated as the holder thereof with effect from, and be entitled to all rights, distribution, payments and entitlements relating to such ADSs in respect of which the record date or other due date for the establishment of entitlement in respect of the Ordinary Shares represented by such ADSs on or after the ADSSO Reference Date, or as the case may be, the relevant Reference Date. Such Deliverable ADSs or, as the case may be, Additional Deliverable ADSs will not rank for (or, as the case may be, the relevant holder shall not be entitled to receive) any rights, distributions or payments relating to such ADSs in respect of which the record date or other due date for the establishment of entitlement in respect of the Ordinary Shares represented by the ADSs for which falls prior to such ADSSO Reference Date or, as the case may be, the relevant Reference Date.
(ii)
Deliverable ADSs (including any Additional Deliverable ADSs) issued or transferred and delivered in connection with an ADS Settlement Option will be immediately freely tradeable under the Securities Act by holders who are not affiliates of the Issuer, and have not been, affiliates of the Issuer within the preceding three months.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(iii)
A Bondholder must pay any capital, stamp, issue and registration and transfer taxes or duties arising on the issue or transfer and delivery of the relevant Deliverable ADSs or Additional Deliverable ADSs, excluding any Specified Taxes (which shall be payable by the Issuer). Such Bondholder must pay, or procure payment of, all, if any, taxes arising by reference to any disposal or deemed disposal of a Bond or interest therein by it in connection with the exercise of such ADS Settlement. If the Bondholder fails to pay any such taxes (other than any Specified Taxes, which shall be payable by the Issuer) referred to in the foregoing provisions of this Condition 9.9(e)(iii), the Issuer shall be entitled to tender and pay the same and the Bondholder, as a separate and independent stipulation, covenants to reimburse and indemnify the Issuer in respect of any payment thereof and any interest and penalties payable and any documented costs incurred in respect thereof.
(iv)
Delivery of Deliverable ADSs (including Additional Deliverable ADSs) will be made in uncertificated form through DTC to its direct and indirect participants to the account specified by the relevant Bondholder in the Payment Details, unless at the relevant time the Deliverable ADSs (including Additional Deliverable ADSs) are not a participating security in DTC, in which case the Deliverable ADSs will be issued or delivered in certificated form.
(v)
Where Deliverable ADSs are to be issued or transferred and delivered in certificated form, a certificate in respect thereof will be dispatched by mail free of charge to the relevant Bondholder in accordance with its Payment Details or as it may otherwise direct.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

10.
Events of Default

If any of the following events (each an “Event of Default”) occurs and is continuing, the holders of at least one-quarter in principal amount of the Bonds then outstanding may give notice in writing to the Issuer that the Bonds are, and upon such notice the Bonds shall accordingly immediately become, without further action or formality, due and repayable at the Relevant Amount together with accrued interest (if any) to (but excluding) the date of payment:

(a)
default for 14 days in the payment when due of any interest or any other amounts (other than principal or any Cash Alternative Amount) with respect to the Bonds;
(b)
default for seven days in the payment when due of the principal of the Bonds or any Cash Alternative Amount (on an Amortisation Payment Date, at final maturity, upon redemption or otherwise);
(c)
the Issuer fails to deliver ADSs following any exercise of Conversion Rights or ADS Settlement Option and such failure continues for seven days;
(d)
the Issuer does not perform or comply with any one or more of its other obligations in the Bonds or the Bond Documents or if any event occurs or any action is taken or failed to be taken which is (or but for the provisions of any applicable law would be) a breach of any such obligation, and which default or breach is incapable of remedy or is not remedied within 30 days after notice of such default or breach shall have been received by the Issuer from any Bondholder requiring the same to be remedied and in such case such breach would reasonably likely to be materially prejudicial to the interests of the Bondholders;
(e)
it becomes unlawful for the Issuer to perform or comply with any one or more of its obligations under any of the Bonds or the Bond Documents and in such case such breach would be reasonably likely to be materially prejudicial to the interests of the Bondholders;
(f)
(i) any other present or future Financial Indebtedness of the Issuer or any of its Material Subsidiaries becomes due and payable prior to its stated maturity by reason of any event of default or the like (howsoever described), or
(ii)
any such Financial Indebtedness is not paid when due or, as the case may be, within any originally applicable grace period, or
(iii)
the Issuer or any of its Material Subsidiaries fails to pay when due any amount payable by it under any present or future Financial Indebtedness Guarantee,

provided that the aggregate amount of the relevant Financial Indebtedness and/or Financial Indebtedness Guarantee in respect of which one or more of the events mentioned above in this Condition 10(f) have occurred equals or exceeds 3 per cent. of the total gross consolidated assets of the Group (calculated by reference to the most recent audited consolidated financial statements of the Issuer);

(g)
a distress, attachment, execution or other legal process is levied, enforced or sued out on or against the property, assets or revenues of the Issuer or any of its Material

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Subsidiaries with a value, individually or in the aggregate, in excess of $5 million, or its equivalent and is not discharged within 30 days;
(h)
any mortgage, charge, pledge, lien or other encumbrance, present or future, created or assumed by the Issuer or any of its Material Subsidiaries, over assets with a value, individually or in the aggregate, in excess of $5 million, or its equivalent, becomes enforceable and any step is taken to enforce it (including the taking of possession or the appointment of a receiver, administrative receiver, administrator, manager or other similar person) and is not discharged within 30 days;
(i)
the Issuer or any of its Material Subsidiaries is (or is determined by law or a court to be) insolvent or bankrupt or unable to pay its debts, stops, suspends or threatens to stop or suspend payment of all or a material part of (or a material part of a particular type of) its debts, proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors in respect of any of such debts or a moratorium is agreed or declared or comes into effect in respect of or affecting all or any part of (or of a particular type of) the debts of the Issuer or any of its Material Subsidiaries, except for the purpose of and followed by a reconstruction, amalgamation, reorganisation, merger or consolidation (i) on terms approved by the Majority Bondholders, or (ii) in the case of a Material Subsidiary, whereby the undertaking and assets of the Material Subsidiary are transferred to or otherwise vested in the Issuer or another of its Subsidiaries; or
(j)
an administrator is appointed, an order is made or an effective resolution passed for the winding-up or dissolution or administration of the Issuer or any of its Material Subsidiaries (and such order is not discharged within 30 days), or the Issuer ceases or threatens to cease to carry on all or a substantial part of its business or operations, except (i) for the purpose of and followed by a reconstruction, amalgamation, reorganisation, merger or consolidation (A) on terms approved by the Majority Bondholders, or (B) in the case of a Material Subsidiary, whereby the undertaking and assets of the Material Subsidiary are transferred to or otherwise vested in the Issuer or another of its Subsidiaries or (ii) in relation to any solvent winding-up or dissolution as part of a NewCo Scheme permitted by the Conditions (and in accordance with Condition 11(g) and Condition 15).
For the purposes of this Condition 10, “Relevant Amount” means, in respect of the principal amount of each Bond which is outstanding (as may be adjusted from time to time in accordance with Condition 7.1), an amount equal to such principal amount, save that if the relevant Event of Default occurs as a result of or in connection with a failure by the Issuer to comply with any of its obligations in relation to the exercise of Conversion Rights or ADS Settlement Option (except in de minimis respects), it means an amount in cash equal to the higher of:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(a)
the Fair Market Value (determined as at the relevant Conversion Date, Interest Payment Date or Amortisation Payment Date referred to below, as applicable) of the ADSs per Bond and any other amounts which would have been payable and/or deliverable on conversion or in respect of such ADS Settlement, in respect of such Bond had the date of such declaration of the relevant Event of Default been the Conversion Date relating to such exercise of Conversion Rights or the relevant Interest Payment Date or Amortisation Payment Date in respect of which such ADS Settlement Option was exercised (as applicable); and
(b)
such principal amount.
Following an Event of Default and the Bondholders having given notice to the Issuer that the Bonds are due and pay`able, references in these Conditions and the Bond Agreement to the principal amount of the Bonds shall, unless the context otherwise requires, include the Relevant Amount.
11.
Undertakings

The Issuer will, save with the approval of the holders of at least 90 per cent. in principal amount of the Bonds outstanding:

(a)
not issue or pay up any Securities, in either case by way of capitalisation of profits or reserves, other than:
(i)
pursuant to a Scheme of Arrangement involving a reduction and cancellation of Ordinary Shares and the issue to Shareholders of an equal number of Ordinary Shares by way of capitalisation of profits or reserves; or
(ii)
pursuant to or in connection with a Newco Scheme; or
(iii)
by the issue of fully paid Ordinary Shares or other Securities to Shareholders and other holders of shares in the capital of the Issuer which by their terms entitle the holders thereof to receive Ordinary Shares or other Securities on a capitalisation of profits or reserves; or
(iv)
by the issue of fully paid Ordinary Shares, issued wholly, ignoring fractional entitlements, in lieu of the whole or part of a Dividend in cash; or
(v)
by the issue of Ordinary Shares or any equity share capital to, or for the benefit of, employees or former employees, director or executive holding or formerly holding executive office (including directors holding or formerly holding executive office or non-executive office, consultants or former consultants or the personal service company of any such person) or their spouses or relatives, in each case of the Issuer or any of its Subsidiaries or any associated company or to a trustee or nominee to be held for the benefit of any such person, in any such case pursuant to an employee, contractor, director or executive share or option or incentive scheme whether for all employees, contractors, directors or executives or any one or more of them

((i) to (v) above each being a “Permitted Issue”), unless, in any such case, the same constitutes a Dividend or otherwise falls to be taken into account for a determination as to whether an adjustment is to be made to the Conversion Price pursuant to
Condition 6.2, regardless of whether in fact an adjustment falls to be made in respect

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

of the relevant event (or would, but for the provisions of Condition 6.8 relating to roundings and minimum adjustments or the carry forward of adjustments, give rise to an adjustment to the Conversion Price);

(b)
not modify the rights attaching to the Ordinary Shares with respect to voting, dividends or liquidation nor issue any other class of equity share capital carrying any rights which are more favourable than the rights attaching to the Ordinary Shares but so that nothing in this Condition 11(b) shall prevent:
(i)
any consolidation, reclassification, redesignation or subdivision of the Ordinary Shares; or
(ii)
any modification of such rights which is not, in the opinion of an Independent Adviser acting in good faith, materially prejudicial to the interests of the holders of the Bonds; or
(iii)
any issue of equity share capital where the issue of such equity share capital results, or would, but for the provisions of Condition 6.8 relating to roundings and minimum adjustments or the carry forward of adjustments or Condition 6.2(l) or, where comprising Ordinary Shares, the fact that the consideration per Ordinary Share receivable therefor is at least 95 per cent. of the Current Market Price per Ordinary Share at the relevant time for determination thereof pursuant to the relevant provisions of Condition 6.2, otherwise result, in an adjustment to the Conversion Price; or
(iv)
without prejudice to any rule of law or legislation (including regulations made under Sections 783, 784(3), 785 and 788 of the Companies Act or any other provision of that or any other legislation), the conversion of Ordinary Shares into, or the issue of any Ordinary Shares in, uncertificated form (or the conversion of Ordinary Shares in uncertificated form to certificated form) or the amendment of the Articles of Association of the Issuer to enable title to securities (including Ordinary Shares) to be evidenced and transferred without a written instrument or any other alteration to the Articles of Association of the Issuer made in connection with the matters described in this Condition 11(b) or which is supplemental or incidental to any of the foregoing (including any amendment made to enable or facilitate procedures relating to such matters and any amendment dealing with the rights and obligations of holders of Securities, including Ordinary Shares, dealt with under such procedures); or
(v)
any issue of equity share capital or modification of rights attaching to the Ordinary Shares, where prior thereto the Issuer shall have instructed an Independent Adviser to determine what (if any) adjustments should be made to the Conversion Price as being fair and reasonable to take account thereof and such Independent Adviser shall have determined in good faith either that no adjustment is required or that an adjustment resulting in a decrease in the Conversion Price is required and, if so, the new Conversion Price as a result thereof and the basis upon which such adjustment is to be made and, in any such case, the date on which the adjustment shall take effect (and so that the adjustment shall be made and shall take effect accordingly); or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(vi)
any amendment of the Articles of Association of the Issuer following or in connection with a Change of Control to ensure that any Bondholder exercising Conversion Rights where the Conversion Date falls on or after the occurrence of a Change of Control will receive, in whatever manner, the same consideration for the Ordinary Shares arising on such exercise as it would have received in respect of any Ordinary Shares had such Ordinary Shares been entitled to participate in the relevant Scheme of Arrangement or to have been submitted into, and accepted pursuant to, the relevant offer or tender (a “Change of Control Conversion Right Amendment”); or
(vii)
a Permitted Issue;
(c)
except as part of or in connection with or pursuant to any employee, contractor, director or executive share or option or incentive scheme (whether for all employees, contractors, directors or executives or any one or more of them), procure that no Securities which were originally issued (whether issued by the Issuer or any Subsidiary of the Issuer or procured by the Issuer or any Subsidiary of the Issuer to be issued or issued by any other person pursuant to any arrangement with the Issuer or any Subsidiary of the Issuer) without rights to convert into, or exchange or subscribe for, Ordinary Shares (or ADSs or other depositary or other receipts or certificates representing Ordinary Shares) shall subsequently be granted such rights exercisable at a consideration per Ordinary Share which is less than 95 per cent. of the Current Market Price per Ordinary Share at the relevant time for determination thereof pursuant to the relevant provisions of Condition 6.2 unless the same gives rise (or would, but for the provisions of Condition 6.8 relating to roundings and minimum adjustments or the carry forward of adjustments or Condition 6.2(l), give rise) to an adjustment to the Conversion Price and that at no time shall there be in issue Ordinary Shares of differing nominal values, save where such Ordinary Shares have the same economic rights;
(d)
not make any issue, grant or distribution or take or omit to take any other action if the effect thereof would be that, on the exercise of Conversion Rights, Ordinary Shares to be issued and represented by ADSs could not, under any applicable law then in effect, be legally issued as fully paid;
(e)
not reduce its issued share capital, share premium account, or any uncalled liabili ty in respect thereof, or any non-distributable reserves, except:
(i)
pursuant to the terms of issue of the relevant share capital; or
(ii)
by means of a purchase or redemption of share capital of the Issuer to the extent permitted by applicable law; or
(iii)
where the reduction does not involve any distribution of assets to Shareholders; or
(iv)
solely in relation to a change in the currency in which the nominal value of the Ordinary Shares is expressed; or
(v)
to create distributable reserves; or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(vi)
pursuant to a Scheme of Arrangement involving a reduction and cancellation of Ordinary Shares and the issue to Shareholders of an equal number of Ordinary Shares by way of capitalisation of profits or reserves; or
(vii)
as provided in Condition 11(a)(i); or
(viii)
pursuant to a Newco Scheme; or
(ix)
by way of transfer to reserves as permitted under applicable law; or
(x)
where the reduction is permitted by applicable law and the Bondholders are advised by an Independent Adviser, acting as an expert and in good faith, that in its opinion the interests of the Bondholders will not be materially prejudiced by such reduction; or
(xi)
where the reduction is permitted by applicable law and results (or, in the case of a reduction in connection with a Change of Control, will result) in (or would, but for the provisions of Condition 6.8 relating to roundings or the carry forward of adjustments, result in) an adjustment to the Conversion Price or is (or, in the case of a reduction in connection with a Change of Control, will be) otherwise taken into account for the purposes of determining whether such an adjustment should be made; or
(xii)
as permitted by Section 610 (2) and (3) of the Companies Act; or
(xiii)
a reduction of its share premium account to facilitate the writing off of goodwill arising on consolidation which requires the confirmation of the High Court and which does not involve the return, either directly or indirectly, of an amount standing to the credit of the share premium account of the Issuer and in respect of which the Issuer shall have tendered to the High Court such undertaking as it may require prohibiting, so long as any of the Bonds remains outstanding, the distribution (except by way of capitalisation issue) of any reserve which may arise in the books of the Issuer as a result of such reduction;

provided that, without prejudice to the other provisions of these Conditions, the Issuer may exercise such rights as it may from time to time be entitled pursuant to applicable law to purchase, redeem or buy back its Ordinary Shares and any depositary or other receipts or certificates representing Ordinary Shares without the consent of Bondholders;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(f)
in the event of a Newco Scheme, take (or shall procure that there is taken) all necessary action to ensure that (to the satisfaction of the Bondholders) immediately after completion of the Scheme of Arrangement:
(i)
at the Issuer’s option, either (a) Newco is substituted under the Bonds and the Bond Documents as principal obligor in place of the Issuer (with the Issuer providing a guarantee) subject to and as provided in Condition 15; or (b) Newco becomes a guarantor under the Bonds and the Bond Documents, in each case on terms satisfactory to the Bondholders;
(ii)
such amendments are made to these Conditions and the Bond Documents as are necessary, in the opinion of the Bondholders, to ensure that the Bonds may be converted into or exchanged for cash and/or ordinary shares or units or the equivalent in Newco (or depositary or other receipts or certificates representing ordinary shares or units or the equivalent in Newco) mutatis mutandis in accordance with and subject to these Conditions with a Conversion Price (subject to adjustment as provided in these Conditions) economically equivalent to the Conversion Price immediately prior to the implementation of such amendments, as determined in good faith by an Independent Adviser;
(iii)
the ordinary shares or units or equivalent of Newco (or depositary or other receipts or certificates representing ordinary shares or units or equivalents of Newco) are admitted to trading on a regulated, regularly operating, recognised stock exchange or securities market as determined by Newco; and
(iv)
the Bond Documents and the Conditions provide at least the same or equivalent powers, protections, rights and benefits to the Bondholders following the implementation of such Newco Scheme as they provided to the Bondholders prior to the implementation of the Newco Scheme, mutatis mutandis, and the Bondholders shall (at the expense of the Issuer, including payment by the Issuer of the reasonably incurred fees of Bondholders’ legal counsel, and subject to the satisfaction of the conditions set out in (i) to (iv) above and provided that the interests of Bondholders are not materially adversely prejudiced thereby) be obliged to concur in effecting such substitution or grant of such guarantee and in either case making any such amendments, provided that the Bondholders shall not be obliged so to concur if, in the opinion of the Bondholders, doing so would impose more onerous obligations upon any of them or expose any of them to any additional duties, responsibilities or liabilities in any way.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(g)
use all reasonable endeavours to ensure that the ADSs issued and/or transferred and delivered upon exercise of Conversion Rights or in relation to an ADS Settlement will, as soon as is practicable, be listed and admitted to trading on the Relevant Stock Exchange and will be listed, quoted or dealt in, as soon as is practicable, on any other stock exchange or securities market on which the ADSs may then be listed or quoted or dealt in (but so that this undertaking shall be considered as not being breached as a result of a Change of Control (whether or not recommended or approved by the board of directors of the Issuer) that causes or gives rise to, whether following the operation of any applicable compulsory acquisition provision or otherwise, (including at the request of the person or persons controlling the Issuer as a result of the Change of Control) a de-listing of the ADSs);
(h)
use all reasonable endeavours to maintain the ADS facility in accordance with the Deposit Agreement such that ADSs can be delivered as and when required to satisfy Conversion Rights;
(i)
use all reasonable endeavours to ensure that any limit imposed upon the ADS facility would not be exceeded, which includes increasing the number of ADSs registered, should ADSs deliverable upon conversion of all outstanding Bonds be delivered;
(j)
use all reasonable endeavours to ensure that there are no restrictions on conversion of Ordinary Shares into ADSs (save as provided in the Deposit Agreement) which would preclude the new ADSs issued upon conversion of all outstanding Bonds or delivered in connection with an ADS Settlement Option from being fungible with existing ADSs, including being immediately freely tradeable under the Securities Act by holders who are not affiliates of the Issuer, and have not been, affiliates of the Issuer within the preceding three months;
(k)
request its legal advisers to provide to the Depositary such legal opinions as to US law (and other laws) as required by the Depositary in connection with the issuance, transfer, conversion or cancellation of ADSs or as provided for under the terms of the Deposit Agreement;
(l)
use all reasonable endeavours to procure that it shall not become domiciled or resident for relevant tax purposes in any jurisdiction other than the United Kingdom or within the United Kingdom unless:
(i)
it would not thereafter be required pursuant to then current laws and regulations to make any greater withholding or deduction for or on account of any taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of such jurisdiction or any applicable sub-division thereof or therein having power to tax; and
(ii)
holders of the Bonds (whether upon transfer of Bonds or otherwise) would not thereafter be required to pay any additional stamp, issue, transfer, documentary or other similar taxes and duties,

in each case in respect of any payment on or in respect of the Bonds or the Bond Documents, or the transfer of any Bonds, (as applicable) than would be the case were the Issuer to remain domiciled and resident solely within the United Kingdom;

(m)
at all times keep available for issue, free from pre-emptive or other preferential rights out of its authorised but unissued capital sufficient allotment authority in respect of Ordinary Shares to enable the exercise of Conversion Rights in respect of all the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Bonds (including any Further Bonds) then outstanding and all other rights of subscription and exchange for Ordinary Shares, to be satisfied in full, provided that notwithstanding anything to the contrary herein the Issuer shall neither issue more than the number of Ordinary Shares (including Ordinary Shares represented by ADSs) permitted by the applicable Shareholders authorisation in effect from time to time, unless further Shareholders authorisation has been obtained;
(n)
by not later than the first Interest Payment Date, make an application for admission to listing and trading of the Bonds on a “recognised stock exchange” (within the meaning of Section 1005 of the Income Tax Act 2007 (the “ITA 2007”) or their admission to trading on a “multilateral trading facility” operated by a UK or EEA-regulated recognised stock exchange (within the meaning of Sections 987 and 1005 of ITA 2007) and thereafter use all reasonable endeavours to maintain such listing or admission to trading provided that if the Issuer determines in good faith that it can no longer comply with its requirements for such listing or admission to trading, having used reasonable endeavours, or if the maintenance of such listing or admission to trading is unduly onerous or if, owing to a change of law after the Closing Date, such listing or admission to trading no longer provides an exemption from the obligation to deduct or withhold United Kingdom withholding tax on interest from payments made under or in respect of the Bonds, the Issuer will no longer be required to maintain that listing or admission to trading but will immediately obtain and maintain a listing on such other “recognised stock exchange” (within the meaning of Section 1005 of ITA 2007) or an admission to trading of the Bonds on such “multilateral trading facility” operated by a UK or EEA-regulated recognised stock exchange (within the meaning of Sections 987 and 1005 of ITA 2007) as the Issuer may in good faith determine;
(o)
with respect to any calculation, determination or adjustment performed by the Calculation Agent or an Independent Adviser at the instruction of the Issuer, promptly notify the Bondholders of the relevant results thereof (and, upon request from any Bondholder, shall promptly provide such Bondholder with relevant details of such calculation or determination as such Bondholder may reasonably require) and, at any time upon request from any Bondholder, confirm to the Bondholders (and with notice to the Calculation Agent) the Conversion Price and the Floor Price then in effect and details of any relevant prior calculations, determinations or adjustments as such Bondholder may reasonably require;
(p)
promptly upon:
(i)
the Issuer becoming aware that a Free Float Event may have occurred (or would be likely to have occurred, if an Independent Adviser had been requested to make such determination), acting reasonably, based on publicly available information (including but not limited to reports filed with the SEC pursuant to Section 13(d) of the Exchange Act) and without any requirement to make any further enquires; or
(ii)
a request being made by the Majority Bondholders (acting reasonably, and such request not being made more than once in any six-month period),

the Issuer shall instruct an Independent Adviser to make a determination as to the number of Ordinary Shares comprising the Free Float;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(q)
so far as permitted by applicable law and any applicable contractual obligations of confidentiality, at any time upon request from a Bondholder, as soon as practicable furnish to each Bondholder such information or materials as may be relevant to the operation of any of the provisions in the Bond Documents, including but not limited to any potential Change of Control, Free Float Event, De-Listing Event or ADS Settlement Liquidity Event, whether at any time a Subsidiary constitutes a Material Subsidiary and the relevant supporting calculations, evidence of the Issuer’s due and punctual performance of its obligations under the Bonds and the Bond Documents, provided that the Issuer shall not (without first entering into a separate confidentiality agreement with the relevant Bondholders) furnish any such information to the relevant Bondholders in connection with the Bonds, the ADSs, the Ordinary Shares, the Issuer or the Group that is of a price sensitive nature or inside information.
12.
Prescription

Claims against the Issuer for payment in respect of the Bonds shall be prescribed and become void unless made within 10 years (in the case of principal or any other amount (other than interest)) or five years (in the case of interest) from the appropriate Relevant Date in respect of such payment.

Claims in respect of any other obligation in respect of the Bonds, including delivery of Ordinary Shares, shall be prescribed and become void unless made within 10 years following the due date for performance of the relevant obligations.

13.
Replacement of Bond Certificates

If any Bond Certificate is lost, stolen, mutilated, defaced or destroyed, it may be replaced by the Issuer subject to and in accordance with Clause 5.6 (Replacement of Bond Certificates) of the Bond Agreement.

14.
Amendment and Waiver
14.1
Amendment

Subject to Condition 14.2 and Condition 14.4, the Bonds and the Bond Documents may be amended, or waivers or consents given in respect thereof, with the agreement of the Issuer and the Majority Bondholders and (without prejudice to the terms of the Calculation Agency Agreement) any such amendment, waiver or consent will be binding on all Bondholders and shall be notified by the Issuer to Bondholders as soon as practicable.

14.2
Reserved Matters

The Issuer shall not agree to make any amendment, and no waiver or consent shall be effective, in respect of any Bondholder Reserved Matter, without the consent of the holders of at least 90 per cent. in principal amount of the Bonds outstanding.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

14.3
Voting Evidence

In relation to any consent to be provided by Bondholders in accordance with the Bonds or the relevant Bond Documents, the Issuer shall provide or procure the provision of evidence satisfactory to each Bondholder (in each case acting reasonably) that specifies:

(a)
the principal amount outstanding held by Bondholders that delivered an instruction to consent, abstain or dissent to any proposal; and
(b)
the principal amount outstanding of Bonds held by or on behalf of the Issuer or any member of the Group or any of their respective affiliates (as referred to in the definition of “outstanding” in Condition 3).
14.4
Exclusions

The consent of the Bondholders shall not be required in the event the Issuer effects any amendment to the Bonds or the Bond Documents pursuant to a NewCo Scheme Modification or otherwise effects a substitution in accordance with Condition 15 (so long as the interests of Bondholders are not materially adversely prejudiced thereby, and the terms and conditions set out in these Conditions are complied with), provided that the Issuer provides not less than 20 Notice Business Days’ written notice of such amendments to the Bondholders.

15.
Substitution

The Issuer may at any time, without the consent of the Bondholders, effect any substitution as provided in, and for the purposes of, Condition 11(g) in connection with a Newco Scheme and Condition 6.16 in connection with a Successor in Business (and any such substitute issuer being, the “Substitute Issuer”), provided that:

(a)
the Issuer provides not less than 60 calendar days’ written notice to each Bondholder of such substitution, including the proposed effective date of such substitution, the identity of the Substitute Issuer and the latest audited financial statements of the Substitute Issuer, and such other information as the Bondholders may reasonably request upon receipt of such written notice;
(b)
the Bonds continue to be convertible, mutatis mutandis as provided in the Conditions, into ordinary shares in the capital of the Substitute Issuer with like rights, mutatis mutandis, to the ADSs (and the Ordinary Shares represented by the ADSs);
(c)
a deed is executed by the Substitute Issuer in a form and manner satisfactory to the Bondholders (acting reasonably), agreeing to be bound by the Bonds and each of the Bond Documents as if the Substitute Issuer has been named in such Bond Documents and the Bonds as the principal debtor in place of the Issuer, and therefrom releasing the Issuer from any or all of its obligations under the Bond Documents and the Bonds;
(d)
legal opinions from reputable counsel acceptable to the Bondholders are addressed and delivered to (at the expense of the Substitute Issuer) the Bondholders on the entry into the amendment deed and all other relevant documentation and performance of the Substitute Issuer’s obligations under the Bonds and the enforceability thereof, in a form satisfactory to the Bondholders (acting reasonably);

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(e)
arrangements are made to the satisfaction of the Bondholders (acting reasonably) to have or be able to have the same or equivalent rights against the Substitute Issuer as they have against the Issuer (or any such previous substitute under this paragraph);
(f)
that, from the date of the substitution:
(i)
no greater withholding or deduction for or on account of any taxes, duties, assessments or governmental charges of whatever nature is imposed or levied by or on behalf of the taxing jurisdiction of the Substitute Issuer or any applicable sub-division thereof or therein having power to tax is applicable in respect of any payment on or in respect of the Bonds or the Bond Documents; and
(ii)
holders of the Bonds (whether upon transfer of Bonds or otherwise) would not thereafter be required to pay any additional stamp, issue, transfer, documentary or other similar taxes and duties in the tax jurisdiction of the Substitute Issuer, or that an indemnity in respect of any such additional amounts is provided by the Substitute Issuer to the satisfaction of the Bondholders (acting reasonably); and

(g)
any two directors of the Substitute Issuer certify that it will be solvent immediately after such substitution.

Upon the satisfaction of such conditions, the Substitute Issuer will be deemed to be named in the Bond Documents (but without prejudice to the terms of the Calculation Agency Agreement) and the Bonds as the principal debtor in place of the Issuer (or of any previous substitute) and each Bond Document and the Bonds will be deemed to be modified in such manner as shall be necessary to give effect to the substitution.

With effect from (and including) the date of such substitution, all payments of principal and interest payable in respect of the Bonds by the Substitute Issuer shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges (including any penalties, interest and additions to tax related thereto) of whatsoever nature imposed, levied, collected, withheld or assessed by or on behalf of its taxing jurisdiction, unless such withholding or deduction is required by law. If, following the date of the substitution of the Substitute Issuer, there is any increase from the amounts or rates initially determined in Condition 15(f)(i) in respect of such withholding or deduction for or on account of any taxes, duties, assessments or governmental charges of whatever nature payable in respect of any payment on or in respect of the Bonds or the Bond Documents, the Substitute Issuer shall pay such additional amounts as will result in the receipt by the Bondholders of such amounts as would have been received by them if such withholding or deduction had not been increased (including any deduction or withholding attributable to the additional amounts).

16.
Notices

All notices required to be given to Bondholders pursuant to the Conditions will (unless otherwise provided in these Conditions) be given in accordance with, Clause 13 (Notices) of the Bond Agreement, or such other contact details as any Bondholder may subsequently

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

provide in writing to the Issuer from time to time or pursuant to a duly completed and executed Transfer and Accession Deed.

The Issuer shall send a copy of all notices given by it to Bondholders (or a Bondholder) pursuant to these Conditions promptly to the Calculation Agent.

As soon as reasonably practicable following the Closing Date, the Issuer shall by notice to the Bondholders in accordance with this Condition 16 (the “Initial Determinations Notice”), confirm the following details in relation to these Conditions: (a) the Reset Price Floor for each Reset Date (determined, solely for the purpose of such notice, on the basis of such initial Floor Price and Reference Conversion Price); (b) the Closing Date; (c) the Interest Payment Dates; (d) the Amortisation Payment Dates; (e) the Reset Dates; (f) the Final Maturity Date; and (g) each period of 14 calendar days prior to an Interest Payment Date and Amortisation Payment Date that constitutes a “Non-Trading Period” and each period of 6 weeks prior to each Reset Date that may constitute a “Non-Trading Period”, in each case as referred to and subject as provided in Clause 12.1 of the Bond Agreement.

17.
Further Issues

The Issuer may not create and issue Further Bonds except with the prior written approval of all of the Bondholders. Any Further Bonds shall be constituted by a deed supplemental to the Bond Agreement.

18.
Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of the Bonds under the Contracts (Rights of Third Parties) Act 1999.

19.
Governing Law

These Conditions, the Bond Agreement, the Calculation Agency Agreement and the Bonds and any non-contractual obligations arising out of or in connection with them are governed by, and shall be construed in accordance with, English law.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 5

Form of Transfer and Accession Deed

From: [New Holder] (the “New Holder”) and [Existing Holder] (the “Existing Holder”)

To: Renalytix plc (the “Issuer”)

[Date]

To whom it may concern,

U.S.$21,200,000 Amortising Senior Convertible Bonds due 2027 issued by the Issuer pursuant to the Bond Agreement dated 31 March 2022 (as amended or supplemented from time to time) (the “Agreement”)

(A) We refer to the Agreement. This is a Transfer and Accession Deed. Terms defined in the Agreement have the same meaning herein unless given a different meaning in this Deed.

(B) The Existing Holder confirms that the principal amount outstanding of Bonds which it holds is U.S.$[●].

(C) We refer to Clause 11 (Transfers of Rights and Obligations) of the Agreement:

(a)
the Existing Holder transfers to the New Holder the Existing Holder’s rights and obligations under the Bonds and the Agreement in the amount referred to in the schedule below.
(b)
the proposed transfer date is [●] 20[●] (the “Transfer Date”).
(c)
With immediate effect from the Transfer Date:
(i)
the Existing Holder shall be released from all the obligations of the Existing Holder under the Bonds and the Agreement which correspond to [the principal amount of Bonds held and owned by the Existing Holder and specified in paragraph 2 above]/[U.S.$[●] in principal amount of Bonds held and owned by the Existing Holder]; and
(ii)
the New Holder agrees to accede to the Agreement and agrees to be bound by, and undertakes to perform, the obligations binding a Bondholder under the Bonds and the Agreement.

(D) The administrative details for the New Holder for the purposes of the Bonds and the Agreement are as follows:

[Insert postal address, email address and attention details for notices and account details for payments]

(E) This Deed may be entered into in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of the Deed.

(F) The provisions of Clause 8 (Governing Law and Jurisdiction) of the Agreement shall apply mutatis mutandis to this Deed as if set out fully herein.

In Witness Whereof this Deed has been executed as a deed and delivered on the date stated at the beginning.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

RENALYTIX PLC

as Issuer acting by [Name of first director], a director in the presence of:
By:
Director

Witness’s Signature

Name:

Address:

Occupation:

[●] as Existing Holder acting by [●]
By:

By:

[●] as New Holder acting by [●]
By:

By:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 6

Form of Register

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule 7

Regulations Concerning Transfers and Registration of the Bonds

1.
The Company shall maintain a Register in respect of the Bonds and enter in it:
(a)
the initial principal amount of the Bonds, all amortising payments of principal, and the remaining principal amount of the Bonds at any time;
(b)
the date of issue of the Bonds;
(c)
all subsequent transfers and changes of ownership of Bonds;
(d)
the names and contact details of the holders of the Bonds;
(e)
the Conversion Price, Reference Conversion Price and Reset Price Floor (each as defined in the Conditions) in effect at any time;
(f)
details of all conversions of Bonds; and
(g)
details of all redemptions and cancellations of Bonds or replacements of Bond Certificates (whether because of their purchase by the Company, its Subsidiaries, their affiliates or otherwise).
2.
The Company shall maintain the Register and update it on a regular basis to reflect any changes to the information specified in paragraph 1 above and any changes in holdings or ownership.
3.
Without prejudice to Clause 5.2 (Title), a Bondholder may inspect the Register from 9.00 a.m. to 5.00 p.m. on any Business Day.
4.
Subject to Clause 5.4 (Closed Periods) and 11.2 (Permitted Transfers), Bonds may be transferred by execution of the relevant Transfer and Accession Deed under the hand of the transferor and the transferee or, where the transferor or transferee is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing. Where and to the extent that any duty or tax is required to be paid before the effect of a transfer may lawfully be registered in the Register, the Company shall not be required to take any action in respect of such transfer (whether under this Schedule or under Clause 11.2 or otherwise) unless and until it has received evidence to its satisfaction that such tax or duty has been paid.
5.
The Bond Certificate issued in respect of the Bonds to be transferred must be surrendered for registration, together with the Transfer and Accession Deed (including any certification as to compliance with any restrictions on transfer), duly completed and executed, at the registered office of the Company, and together with such evidence as the Company may reasonably require to prove the title of the transferor and the authority of the persons who have executed the Transfer and Accession Deed.
6.
The executors or administrators of a deceased Bondholder of a Bond shall be the only persons recognised by the Company as having any title to such Bond.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.
Where there is more than one transferee (to hold other than as joint Bondholders), separate Transfer and Accession Deeds must be completed in respect of each new holding.
8.
Joint holdings of Bonds shall not be permitted and the entries in the Register shall identify a single person as the Bondholder of each Bond.